UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21558

                          Pioneer Short Term Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2016 through August 31, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Short Term
                        Income Fund

--------------------------------------------------------------------------------
                        Annual Report | August 31, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A    STABX
                        Class C    PSHCX
                        Class C2   STIIX
                        Class K    STIKX
                        Class Y    PSHYX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                              2

Portfolio Management Discussion                                                 4

Portfolio Summary                                                              10

Prices and Distributions                                                       11

Performance Update                                                             12

Comparing Ongoing Fund Expenses                                                17

Schedule of Investments                                                        19

Financial Statements                                                           83

Notes to Financial Statements                                                  92

Report of Independent Registered Public Accounting Firm                       104

Additional Information                                                        105

Approval of New and Interim Management Agreements                             107

Trustees, Officers and Service Providers                                      116

                      Pioneer Short Term Income Fund | Annual Report | 8/31/17 1

President's Letter

We are very pleased to announce that on July 3, 2017, Amundi Asset Management, a large European asset manager, officially acquired Pioneer Investments and announced the completion of a merger which combined Pioneer Investment Management USA, Inc., in Boston and Amundi Smith Breeden in Durham, N.C., to form Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"). Amundi Smith Breeden, founded as Smith Breeden Associates in 1982, is a highly regarded relative-value credit investor managing an extensive range of fixed-income strategies tailored to the needs of institutional investors.

Our new brand, Amundi Pioneer, now signifies:

o Ownership by Amundi Asset Management ("Amundi"). Amundi is Europe's largest asset manager and among the world's top 10 asset managers, as measured by assets under management (AUM), with approximately $1.3 trillion AUM(1).

o    The significantly larger scale and resources of the combined firms.

o Amundi's desire to maintain the strong brand recognition of Pioneer in the U.S., which dates back to 1928.

We would like to stress to shareowners that all of the Pioneer mutual funds have retained their previous names. In addition, there have been no changes to the portfolio managers or the funds' investment strategies as a result of the merger. Amundi Pioneer's newly combined investment team works together as one unit, discussing investment ideas, participating in research meetings, and collaborating across the expanded organization.

We are looking forward to the opportunity to leverage the broad global resources of Amundi. In bringing together Pioneer and Amundi Smith Breeden, we have combined organizations that share similar investment philosophies and corporate cultures, and that value teamwork across a collegial, collaborative environment. We are very excited about our future, as we believe the greater scale and expanded global reach of the combined firm, with some 5,000 employees worldwide, provides several opportunities to better meet the needs of today's investors by exploring new, innovative investment solutions and integrating the abundance of thought leadership resources at Amundi, while also maintaining our commitment to providing existing shareowners with outstanding service locally.

(1) Source: IPE "Top 400 asset managers" published in June 2017 and based on AUM as of end December 2016.

2 Pioneer Short Term Income Fund | Annual Report | 8/31/17

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future as we move into a new and exciting era.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
August 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Short Term Income Fund | Annual Report | 8/31/17 3

Portfolio Management Discussion | 8/31/17

Important Note: On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

This transaction does not impact your existing relationship with Pioneer Investments, your advisor, or the methods you use to communicate with us, as the investor contact telephone numbers and services you expect will remain the same. We are excited, however, to be launching a new website representing the combined company. Come visit us at: www.amundipioneer.com.

In the following interview, portfolio managers Charles Melchreit and Seth Roman discuss the factors that influenced Pioneer Short Term Income Fund's performance for the 12-month period ended August 31, 2017. Mr. Melchreit, Deputy Head of Fixed Income, US, Director of Multi-Sector, a senior vice president, and portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), and Mr. Roman, a vice president and portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the 12-month period ended
  August 31, 2017?

A Pioneer Short Term Income Fund's Class A shares returned 1.82% at net asset value during the 12-month period ended August 31, 2017, while the Fund's benchmark, the Bloomberg Barclays One- to Three-Year Government/Credit Bond Index (the Bloomberg Barclays Index), returned 0.90%. During the same period, the average return of the 333 mutual funds in Lipper's Short Investment-Grade Debt Funds category was 1.69%, and the average return of the 513 mutual funds in Morningstar's Short-Term Bond Funds category was 1.51%.

4 Pioneer Short Term Income Fund | Annual Report | 8/31/17

Q How would you describe the market environment for fixed-income investors over the 12-month period ended August 31, 2017?

A Entering the period in September 2016, credit sentiment in the markets received support from moderate U.S. economic growth, improved employment conditions and consumer balance sheets, and solid corporate earnings results. In November, in the wake of U.S. election results which left the Republicans with unified control of the White House and both houses of Congress, U.S. Treasury rates rose sharply and riskier assets such as equities and credit-sensitive debt rallied. The rally was fueled in part by expectations that pro-growth, business-friendly policies, including lower corporate tax rates, reduced regulatory oversight, and increased infrastructure spending would be implemented by Congress and the new administration. As the period progressed, however, the Republicans failed to agree on a plan to repeal/replace the Affordable Care Act, thus clouding the outlook for the passage of tax reform and other pro-growth measures. Despite political difficulties in Washington, however, credit sentiment continued to be supported by strong corporate and consumer fundamentals.

     In December of 2016, the U.S. Federal Reserve (the Fed) implemented its long-awaited second incremental increase in short-term rates, while signaling the likelihood of two or three additional hikes in 2017 should economic data meet expectations. While the Fed did raise its benchmark rate again in both March and June of 2017, the outlook for another increase before year-end became uncertain towards the end of the period, given softening inflation data and the absence of upward pressure on wages.

     During the 12 months between August 31, 2016, and August 31, 2017, Treasury yields finished higher across the maturity scale. To illustrate, the two-year Treasury yield rose by 53 basis points (bps), from 0.80% to 1.33%; the five-year yield rose by 51 bps, from 1.19% to 1.70%; and the 10-year yield rose by 54 bps, from 1.58% to 2.12%. (A basis point is equal to 1/100th of a percentage point).

     Credit-oriented segments of the bond market significantly outperformed Treasuries over the full 12-month period.

Q Can you review the investment strategies that affected the Fund's benchmark-relative performance, either positively or negatively, during the 12-month period ended August 31, 2017?

A The Fund's significant underweighting of U.S. Treasuries relative to the Bloomberg Barclays Index contributed positively to performance during the period, as spread sectors outperformed over the 12 months. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) As credit

                      Pioneer Short Term Income Fund | Annual Report | 8/31/17 5 spreads tightened over the period, the Fund's overweight among its non-Treasury holdings with respect to price-sensitivity to changes in spreads also aided benchmark-relative returns.

     Other positive contributions to the Fund's benchmark-relative performance came from the portfolio's exposure to a number of spread sectors that are not part of the Bloomberg Barclays Index. In that vein, the Fund's allocation to the securitized sectors led relative performance. In particular, an allocation to asset-backed securities (ABS) such as those backed by home equity loans, auto loans, and credit card receivables aided returns. Within ABS, we have viewed issues backed by credit card receivables as particular beneficiaries of the ongoing improvement in consumer balance sheets. Meanwhile, we are taking a more cautious stance with respect to sub-prime auto loans. Holdings of floating-rate commercial mortgage-backed securities also contributed to relative performance within the Fund's securitized holdings, driven largely by exposure to hospitality-related issues. In addition, the Fund's position in non-agency collateralized mortgage obligations (CMOs) contributed to relative performance due to the continued favorable supply/demand dynamics within the sector.

     Exposure to floating-rate bank loans was another notable contributor to the Fund's relative returns, as the asset class benefited from continued strong fundamentals and low default rates, as well as from the outlook for rising interest rates. With most bank loans trading over par (face) value, we are taking care to manage the Fund's exposure to refinancing risk.

     During the period, we maintained a modest Fund position in so-called "catastrophe bonds," which are used by insurers to spread out the risk of having to pay out claims on a major disaster such as a flood or earthquake, principally as a means of adding diversification* to the portfolio. The position helped the Fund's performance as investors continued to be attracted to the asset class for the available yield and a lack of correlation to traditional credit risk. In addition, the 12-month period ended August 31, 2017, featured little in the way of natural disasters and associated pay-outs by insurers.

     Finally, exposure to corporate credit was a positive factor in the Fund's benchmark-relative performance. Within that allocation, the portfolio was overweight financials, which benefited from the post-election outlook for deregulation, rising interest rates, and a steeper yield curve.

     On the negative side, the Fund has been conservatively positioned with respect to overall duration and corresponding portfolio sensitivity to changes in interest rates, given the outlook for the Fed to continue to raise its benchmark short-term rate. (Duration is a measure of the sensitivity of

*    Diversification does not assure a profit nor protect against loss.

6 Pioneer Short Term Income Fund | Annual Report | 8/31/17 the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) In taking the conservative duration position, we accepted the loss of some income-generation in exchange for improved price stability should interest rates rise. The duration stance did, however, add to the Fund's benchmark-relative returns over the full 12 months, as interest rates finished the period higher all along the yield curve.

Q Can you discuss the factors that affected the Fund's income-generation (or yield), either positively or negatively, during the 12-month period ended August 31, 2017?

A As described earlier, our decision to focus on holdings with shorter maturities in order to minimize the portfolio's exposure to any future rise in rates acted as a constraint on the Fund's income-generation. Conversely, yields on many floating-rate issues held in the Fund were reset higher during the period in the wake of the Fed's three hikes in its benchmark Federal funds rate.

Q What role did derivatives play in the Fund's investment process and results during the 12-month period ended August 31, 2017?

A We used futures contracts to manage overall portfolio duration and to express views on relative value along the yield curve. The use of derivatives modestly added to the Fund's performance during the period, with a short position in two-year contracts contributing to returns as rates rose.

Q    What is your assessment of the current climate for fixed-income investing?

A The Fed has outlined plans to begin unwinding its balance sheet over a period of time by curtailing the reinvestment of principal received from its portfolio of mortgage-backed and Treasury securities. While implementation of the balance-sheet reduction will ultimately result in a significant increase in supply as well as some upward pressure on rates, the Fed has made it clear that it retains the flexibility to make a mid-course correction in response to any deterioration in economic conditions. In any event, we would not anticipate that the Fed will be inclined to pull the rug out from under the housing market - and consumer confidence - by doing anything to send mortgage rates sharply higher.

     We continue to manage the Fund with the expectation that rates are ultimately headed higher, maintaining a below-benchmark overall duration and keeping approximately half of the portfolio in floating-rate assets. In broad terms, we prefer to keep the Fund positioned in a way that could limit the negative impact should the economy outperform and the pace of the Fed's rate hikes exceed current expectations.

                      Pioneer Short Term Income Fund | Annual Report | 8/31/17 7

     We see little value in U.S. Treasuries at current yield levels, and so we are keeping only a modest Treasury position in the portfolio to supply liquidity should it be required by future market conditions. Despite the weakened outlook for stimulative fiscal policies emanating from Washington, we view credit fundamentals as strong based on the positive flow of U.S. economic data. At the same time, credit spreads are tight by historical standards, and we are closely monitoring the portfolio's positions to ensure that the Fund is being properly compensated for the risk assumed, rather than simply reaching for yield. In broad terms, the Fund has an up-in-quality bias within each credit sector.

     As always, we will continue to monitor macroeconomic factors that have the potential to affect the markets, while remaining principally focused on adding value to the Fund at the individual security selection level.

Please refer to the Schedule of Investments on pages 19-82 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

8 Pioneer Short Term Income Fund | Annual Report | 8/31/17

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

                      Pioneer Short Term Income Fund | Annual Report | 8/31/17 9

Portfolio Summary | 8/31/17

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Collateralized Mortgage Obligations                                        29.0%
U.S. Corporate Bonds                                                       28.4%
Asset Backed Securities                                                    14.9%
U.S. Government Securities                                                 10.4%
International Corporate Bonds                                               9.2%
Senior Secured Loans                                                        5.0%
Temporary Cash Investments                                                  3.1%

* Includes investments in insurance linked securities totaling 4.6% of total investment portfolio.

10 Largest Holdings**
--------------------------------------------------------------------------------

  1. U.S. Treasury Notes, 3.875%, 5/15/18                                  0.84%
--------------------------------------------------------------------------------
  2. U.S. Treasury Notes, 1.125%, 8/31/21                                  0.67
--------------------------------------------------------------------------------
  3. U.S. Treasury Notes, 2.25%, 7/31/21                                   0.56
--------------------------------------------------------------------------------
  4. U.S. Treasury Notes, 0.75%, 4/30/18                                   0.50
--------------------------------------------------------------------------------
  5. U.S. Treasury Notes, 1.0%, 5/15/18                                    0.49
--------------------------------------------------------------------------------
  6. U.S. Treasury Notes, 2.625%, 4/30/18                                  0.49
--------------------------------------------------------------------------------
  7. U.S. Treasury Notes, 1.625%, 6/30/19                                  0.46
--------------------------------------------------------------------------------
  8. Chase Issuance Trust, Floating Rate Note, 5/17/21                     0.45
--------------------------------------------------------------------------------
  9. U.S. Treasury Notes, 2.0%, 8/31/21                                    0.43
--------------------------------------------------------------------------------
 10. U.S. Treasury Notes, 1.125%, 7/31/21                                  0.38
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Short Term Income Fund | Annual Report | 8/31/17

Prices and Distributions | 8/31/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      8/31/17                         8/31/16
--------------------------------------------------------------------------------
           A                         $9.54                           $9.56
--------------------------------------------------------------------------------
           C                         $9.53                           $9.54
--------------------------------------------------------------------------------
          C2                         $9.53                           $9.55
--------------------------------------------------------------------------------
           K                         $9.56                           $9.57
--------------------------------------------------------------------------------
           Y                         $9.52                           $9.54
--------------------------------------------------------------------------------

Distributions per Share: 9/1/16-8/31/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment        Short-Term           Long-Term
         Class            Income         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A             $0.1920               $--                $--
--------------------------------------------------------------------------------
           C             $0.1690               $--                $--
--------------------------------------------------------------------------------
          C2             $0.1689               $--                $--
--------------------------------------------------------------------------------
           K             $0.2229               $--                $--
--------------------------------------------------------------------------------
           Y             $0.2123               $--                $--
--------------------------------------------------------------------------------

The Bloomberg Barclays One- to Three-Year Government/Credit Index is an unmanaged measure of the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 11

Performance Update | 8/31/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Short Term Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2017)
--------------------------------------------------------------------------------
                                    Bloomberg
                                    Barclays
               Net       Public     One- to
               Asset     Offering   Three-Year
               Value     Price      Government/
Period         (NAV)     (POP)      Credit Index
--------------------------------------------------------------------------------
10 years       2.62%      2.36%     2.18%
5 years        1.47       0.96      0.96
1 year         1.82      -0.78      0.90
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               0.79%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                  Bloomberg Barclays One- to Three-Year
               Pioneer Short Term Income Fund     Government/Credit Index
8/07           $ 9,750                            $10,000
8/08           $ 9,963                            $10,585
8/09           $10,351                            $11,132
8/10           $11,095                            $11,510
8/11           $11,282                            $11,710
8/12           $11,734                            $11,834
8/13           $11,934                            $11,887
8/14           $12,123                            $12,020
8/15           $12,213                            $12,118
8/16           $12,397                            $12,299
8/17           $12,622                            $12,410

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 2.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Short Term Income Fund | Annual Report | 8/31/17

Performance Update | 8/31/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2017)
--------------------------------------------------------------------------------
                                    Bloomberg
                                    Barclays
                                    One- to
                                    Three-Year
               If        If         Government/
Period         Held      Redeemed   Credit Index
--------------------------------------------------------------------------------
10 years       2.04%     2.04%      2.18%
5 years        1.15      1.15       0.96
1 year         1.69      1.69       0.90
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.05%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                  Bloomberg Barclays One- to Three-Year
               Pioneer Short Term Income Fund     Government/Credit Index
8/07           $10,000                            $10,000
8/08           $10,125                            $10,585
8/09           $10,444                            $11,132
8/10           $11,104                            $11,510
8/11           $11,207                            $11,710
8/12           $11,563                            $11,834
8/13           $11,689                            $11,887
8/14           $11,842                            $12,020
8/15           $11,890                            $12,118
8/16           $12,039                            $12,299
8/17           $12,242                            $12,410

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year were subject to a 1% contingent deferred sales charge (CDSC) through July 31, 2013. The CDSC for Class C shares was eliminated effective August 1, 2013. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 13

Performance Update | 8/31/17                                     Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2017)
--------------------------------------------------------------------------------
                                    Bloomberg
                                    Barclays
                                    One- to
                                    Three-Year
               If        If         Government/
Period         Held      Redeemed   Credit Index
--------------------------------------------------------------------------------
10 years       2.05%     2.05%      2.18%
5 years        1.17      1.17       0.96
1 year         1.57      1.57       0.90
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.04%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                  Bloomberg Barclays One- to Three-Year
               Pioneer Short Term Income Fund     Government/Credit Index
8/07           $10,000                            $10,000
8/08           $10,125                            $10,585
8/09           $10,444                            $11,132
8/10           $11,104                            $11,510
8/11           $11,207                            $11,710
8/12           $11,563                            $11,834
8/13           $11,690                            $11,887
8/14           $11,850                            $12,020
8/15           $11,911                            $12,118
8/16           $12,063                            $12,299
8/17           $12,253                            $12,410

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for periods prior to the inception of Class C2 shares on August 1, 2013 is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses.

"If Held" results represent the percent change in net asset value per share. Class C2 shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Redeemed" returns for Class C2 shares shown in the table above reflect the deduction of the 1% CDSC. Class C2 shares held for one year or more are not subject to a CDSC. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Short Term Income Fund | Annual Report | 8/31/17

Performance Update | 8/31/17                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2017)
--------------------------------------------------------------------------------
                         Bloomberg
                         Barclays
               Net       One- to
               Asset     Three-Year
               Value     Government/
Period         (NAV)     Credit Index
--------------------------------------------------------------------------------
10 years       2.73%     2.18%
5 years        1.69      0.96
1 year         2.25      0.90
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               0.50%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                  Bloomberg Barclays One- to Three-Year
               Pioneer Short Term Income Fund     Government/Credit Index
8/07           $5,000,000                         $5,000,000
8/08           $5,108,954                         $5,292,441
8/09           $5,307,967                         $5,565,977
8/10           $5,689,673                         $5,754,980
8/11           $5,785,647                         $5,854,922
8/12           $6,017,039                         $5,916,905
8/13           $6,119,923                         $5,943,442
8/14           $6,216,792                         $6,010,152
8/15           $6,285,109                         $6,058,843
8/16           $6,398,946                         $6,149,579
8/17           $6,543,157                         $6,204,965

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 15

Performance Update | 8/31/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2017)
--------------------------------------------------------------------------------
                         Bloomberg
                         Barclays
               Net       One- to
               Asset     Three-Year
               Value     Government/
Period         (NAV)     Credit Index
--------------------------------------------------------------------------------
10 years       2.90%     2.18%
5 years        1.72      0.96
1 year         2.04      0.90
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               0.59%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                  Bloomberg Barclays One- to Three-Year
               Pioneer Short Term Income Fund     Government/Credit Index
8/07           $5,000,000                         $5,000,000
8/08           $5,122,628                         $5,292,441
8/09           $5,333,345                         $5,565,977
8/10           $5,740,851                         $5,754,980
8/11           $5,859,488                         $5,854,922
8/12           $6,108,137                         $5,916,905
8/13           $6,232,196                         $5,943,442
8/14           $6,347,123                         $6,010,152
8/15           $6,408,766                         $6,058,843
8/16           $6,518,436                         $6,149,579
8/17           $6,651,427                         $6,204,965

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Short Term Income Fund | Annual Report | 8/31/17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on actual returns from March 1, 2017, through August 31, 2017.

--------------------------------------------------------------------------------
Share Class                   A           C          C2         K          Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 3/1/17
--------------------------------------------------------------------------------
Ending Account            $1,009.92   $1,009.93  $1,009.74  $1,012.58  $1,011.00
Value (after expenses)
on 8/31/17
--------------------------------------------------------------------------------
Expenses Paid             $    4.26   $    5.32  $    5.32  $    2.49  $    3.09
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.84%, 1.05%, 1.05%, 0.49%, and 0.61% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365, (to reflect the one-half year period).

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2017, through August 31, 2017.

--------------------------------------------------------------------------------
Share Class                   A           C          C2         K          Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 3/1/17
--------------------------------------------------------------------------------
Ending Account            $1,020.97   $1,019.91  $1,019.91  $1,022.74  $1,022.13
Value (after expenses)
on 8/31/17
--------------------------------------------------------------------------------
Expenses Paid             $    4.28   $    5.35  $    5.35  $    2.50  $    3.11
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.84%, 1.05%, 1.05%, 0.49%, and 0.61% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365, (to reflect the one-half year period).

18 Pioneer Short Term Income Fund | Annual Report | 8/31/17

Schedule of Investments | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           UNAFFILIATED ISSUERS -- 100.3%
                                           ASSET BACKED SECURITIES -- 15.0%
                                           ENERGY -- 0.3%
                                           Oil & Gas Exploration & Production -- 0.3%
        499,954                            AXIS Equipment Finance Receivables IV
                                           LLC, 4.67%, 3/20/22 (144A)                             $     499,578
         25,469      1.97   1M LIBOR +     Equity One Mortgage Pass-Through Trust
                            74bps          2003-1, Floating Rate Note, 8/25/33                           25,453
        500,000                            Four Seas LP, 4.95%, 8/28/27 (144A)                          501,190
        569,926                            PRPM 2016-1 LLC, 4.0%, 9/27/21
                                           (Step) (144A)                                                569,069
                                                                                                  --------------
                                                                                                  $   1,595,290
                                                                                                  --------------
                                           Total Energy                                           $   1,595,290
----------------------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 0.1%
                                           Trucking -- 0.1%
         12,800      1.63   1M LIBOR +     Hertz Fleet Lease Funding LP, Floating
                            40bps          Rate Note, 4/10/28 (144A)                              $      12,800
        500,000      4.58   1M LIBOR +     Hertz Fleet Lease Funding LP, Floating
                            335bps         Rate Note, 4/10/30 (144A)                                    514,246
                                                                                                  --------------
                                                                                                  $     527,046
                                                                                                  --------------
                                           Total Transportation                                   $     527,046
----------------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 0.2%
                                           Hotels, Resorts & Cruise Lines -- 0.2%
        165,597                            Westgate Resorts 2014-1 LLC, 2.15%,
                                           12/20/26 (144A)                                        $     165,252
        827,983                            Westgate Resorts 2014-1 LLC, 5.5%,
                                           12/20/26 (144A)                                              842,022
                                                                                                  --------------
                                                                                                  $   1,007,274
                                                                                                  --------------
                                           Total Consumer Services                                $   1,007,274
----------------------------------------------------------------------------------------------------------------
                                           RETAILING -- 0.0%+
                                           Automotive Retail -- 0.0%+
        200,000      2.73   1M LIBOR +     Hertz Fleet Lease Funding LP, Floating
                            150bps         Rate Note, 4/10/28 (144A)                              $     199,841
                                                                                                  --------------
                                           Total Retailing                                        $     199,841
----------------------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                                           Health Care Distributors -- 0.1%
        300,000                            OneMain Financial Issuance Trust 2015-1,
                                           3.19%, 3/18/26 (144A)                                  $     303,465
----------------------------------------------------------------------------------------------------------------
                                           Pharmaceuticals -- 0.1%
        784,265      3.80   3M LIBOR+      Drug Royalty III LP Series 2017-1A
                            250bps         Class A1, Floating Rate Note, 4/15/27                  $     784,247
                                                                                                  --------------
                                           Total Health Care Equipment & Services                 $   1,087,712
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 19

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           BANKS -- 12.5%
                                           Thrifts & Mortgage Finance -- 12.5%
        279,196      1.46   1M LIBOR +     321 Henderson Receivables I LLC,
                            23bps          Floating Rate Note, 11/15/40 (144A)                    $     265,744
        292,887      1.43   1M LIBOR +     321 Henderson Receivables I LLC,
                            20bps          Floating Rate Note, 3/15/42 (144A)                           271,171
         46,505      1.95   1M LIBOR +     Aegis Asset Backed Securities Trust
                            110bps         Mortgage Pass- Through Ctfs Series
                                           2004-3, Floating Rate Note, 9/25/34                           46,534
         15,142      2.33   1M LIBOR +     Aegis Asset Backed Securities Trust
                            110bps         Mortgage Pass- Through Ctfs Series
                                           2004-3, Floating Rate Note, 9/25/34                           15,162
         18,351      1.60   1M LIBOR +     Aegis Asset Backed Securities Trust
                            37bps          Mortgage Pass-Through Ctfs Ser 2005-4,
                                           Floating Rate Note, 10/25/35                                  18,353
        202,085                            Alterna Funding II LLC, 3.2%,
                                           2/15/24 (144A)                                               200,822
        500,000                            American Credit Acceptance Receivables
                                           Trust 2016-4, 2.11%, 2/12/21 (144A)                          499,895
        986,784                            American Credit Acceptance Receivables
                                           Trust 2017-2, 1.84%, 7/13/20 (144A)                          986,856
        500,000                            American Credit Acceptance Receivables
                                           Trust 2017-3, 2.25%, 1/11/21 (144A)                          499,973
        238,674      1.65   1M LIBOR +     Ameriquest Mortgage Securities Inc
                            42bps          Asset-Backed Pass-Through Ctfs Ser
                                           2004-R6, Floating Rate Note, 7/25/34                         237,879
        232,322      1.56   1M LIBOR +     Ameriquest Mortgage Securities, Inc.,
                            33bps          Asset Backed Pass-Through Ctfs Series
                                           2005-R11, Floating Rate Note, 1/25/36                        231,833
          1,894      4.98   1M LIBOR +     Ameriquest Mortgage Securities, Inc.,
                            375bps         Asset-Backed Pass-Through Ctfs Series
                                           03-AR3, Floating Rate Note, 6/25/33                            1,893
        510,000                            Ascentium Equipment Receivables
                                           2015-1 LLC, 3.24%, 1/10/22 (144A)                            512,303
        200,000                            Ascentium Equipment Receivables
                                           2015-1 LLC, 5.92%, 6/12/23 (144A)                            203,086
        700,000                            Ascentium Equipment Receivables
                                           2016-2 Trust, 4.2%, 9/10/22 (144A)                           718,475
        180,911      4.75   1M LIBOR +     Asset Backed Securities Corp Home
                            352.5bps       Equity Loan Trust Series 2003-HE1,
                                           Floating Rate Note, 1/15/33                                  182,171
         69,118      1.95   1M LIBOR +     Asset Backed Securities Corp Home
                            72bps          Equity Loan Trust Series 2004-HE6,
                                           Floating Rate Note, 9/25/34                                   69,094
         24,602      1.43   1M LIBOR +     Asset Backed Securities Corp Home
                            20bps          Equity Loan Trust Series AEG 2006-HE1,
                                           Floating Rate Note, 1/25/36                                   24,414
        299,996                            Axis Equipment Finance Receivables III
                                           LLC, 3.41%, 4/20/20 (144A)                                   296,116

The accompanying notes are an integral part of these financial statements.

20 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
        782,989                            Axis Equipment Finance Receivables III
                                           LLC, 5.27%, 5/20/20 (144A)                             $     761,590
      1,225,000      1.62   1M LIBOR +     BA Credit Card Trust, Floating Rate
                            39bps          Note, 10/15/21                                             1,229,798
        400,000      1.52   1M LIBOR +     Barclays Dryrock Issuance Trust, Floating
                            30bps          Rate Note, 5/15/23                                           400,278
        109,929      4.91                  Bayview Financial Asset Trust 2003-A,
                                           Floating Rate Note, 2/25/33 (144A)                           109,705
        303,237      1.98   1M LIBOR +     Bayview Financial Mortgage Pass-Through
                            50bps          Trust 2005-C, Floating Rate Note, 6/28/44                    302,820
        156,101      1.98   1M LIBOR +     Bear Stearns Asset Backed Securities I
                            75bps          Trust 2005-FR1, Floating Rate
                                           Note, 6/25/35                                                156,346
          8,171      2.43   1M LIBOR +     Bear Stearns Asset Backed Securities
                            120bps         Trust 2004-2, Floating Rate Note, 8/25/34                      8,181
         78,693      1.72   1M LIBOR +     Bear Stearns Asset Backed Securities Trust
                            49bps          2006-SD2, Floating Rate Note, 6/25/36                         77,555
         72,662      2.23   1M LIBOR +     Bear Stearns Structured Products Trust
                            100bps         2007-EMX1, Floating Rate Note,
                                           3/25/37 (144A)                                                72,933
      1,500,000      1.68   1M LIBOR +     Cabela's Credit Card Master Note Trust,
                            45bps          Floating Rate Note, 7/15/22                                1,506,134
        656,881                            CAM Mortgage Trust 2016-2, 3.25%,
                                           6/15/57 (Step) (144A)                                        657,764
        540,000                            CarMax Auto Owner Trust 2013-3,
                                           2.15%, 5/15/19                                               540,286
        433,197      1.41   1M LIBOR +     Carrington Mortgage Loan Trust Series
                            18bps          2006-OPT1, Floating Rate
                                           Note, 12/26/35                                               430,641
        255,874      1.85   1M LIBOR +     CDC Mortgage Capital Trust 2002-HE1,
                            62bps          Floating Rate Note, 1/25/33                                  251,532
         62,928      1.77   1M LIBOR +     Chase Funding Trust Series 2003-3,
                            54bps          Floating Rate Note, 4/25/33                                   57,742
        145,909                            Chase Funding Trust Series 2003-6,
                                           4.277%, 11/27/34 (Step)                                      148,927
        155,350      2.38   1M LIBOR +     Chesapeake Funding II LLC, Floating Rate
                            115bps         Note, 3/15/28 (144A)                                         156,329
        500,000      1.91   1M LIBOR +     Chesapeake Funding II LLC, Floating Rate
                            34bps          Note, 8/15/29 (144A)                                         500,250
        100,000      1.48   1M LIBOR +     Citibank Credit Card Issuance Trust,
                            25bps          Floating Rate Note, 1/19/21                                  100,189
        500,000      2.39   1M LIBOR +     Citibank Credit Card Issuance Trust,
                            115bps         Floating Rate Note, 1/23/20                                  502,180
        600,000      1.66   1M LIBOR +     Citibank Credit Card Issuance Trust,
                            42bps          Floating Rate Note, 7/24/20                                  601,756
        750,000      1.23   1M LIBOR +     Citibank Credit Card Issuance Trust,
                            37bps          Floating Rate Note, 8/8/24                                   752,551

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 21

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
        200,000      1.66   1M LIBOR +     Citibank Credit Card Issuance Trust,
                            43bps          Floating Rate Note, 9/10/20                            $     200,720
          7,785      1.43   1M LIBOR +     Citigroup Mortgage Loan Trust 2006-SHL1,
                            20bps          Floating Rate Note, 11/27/45 (144A)                            7,783
         43,309      2.25   1M LIBOR +     Citigroup Mortgage Loan Trust, Inc.,
                            102bps         Floating Rate Note, 11/25/34                                  43,485
         61,497      1.98   1M LIBOR +     Citigroup Mortgage Loan Trust, Inc.,
                            75bps          Floating Rate Note, 5/25/35 (144A)                            61,410
        500,000                            Conn Funding II LP, 5.11%,
                                           5/15/20 (144A)                                               503,262
         67,619                            Conn's Receivables Funding 2016-B LLC,
                                           3.73%, 10/15/18 (144A)                                        67,654
        500,000                            Conn's Receivables Funding 2016-B LLC,
                                           7.34%, 3/15/19 (144A)                                        509,646
        535,543      2.73   1M LIBOR +     Conseco Finance Home Equity Loan Trust
                            150bps         2002-C, Floating Rate Note, 4/15/32                          533,348
        384,528      2.13   1M LIBOR +     Countrywide Asset-Backed Certificates,
                            90bps          Floating Rate Note, 3/25/35                                  381,196
        352,951      2.33   1M LIBOR +     Countrywide Asset-Backed Certificates,
                            110bps         Floating Rate Note, 9/25/34 (144A)                           345,196
        300,000                            CPS Auto Receivables Trust 2016-C,
                                           2.48%, 9/15/20 (144A)                                        301,162
        250,000                            Credit Acceptance Auto Loan Trust 2016-2,
                                           4.29%, 11/15/24 (144A)                                       257,043
        499,510                            CRG Issuer 2015-1, 4.07%,
                                           7/11/22 (144A)                                               498,261
         52,961      1.50   1M LIBOR +     CSMC Trust 2006-CF3, Floating Rate Note,
                            54bps          10/27/36 (144A)                                               52,737
        659,003      1.46   1M LIBOR +     CWABS Asset-Backed Certificates Trust
                            23bps          2005-14, Floating Rate Note, 4/25/36                         658,385
      1,500,000      1.46   1M LIBOR +     Discover Card Execution Note Trust,
                            23bps          Floating Rate Note, 10/17/22                               1,502,772
        167,000      1.58   1M LIBOR +     Discover Card Execution Note Trust,
                            35bps          Floating Rate Note, 8/17/20                                  167,225
        220,036      3.03   1M LIBOR +     DRB Prime Student Loan Trust 2016-B,
                            180bps         Floating Rate Note, 6/25/40 (144A)                           226,662
        400,000                            Drive Auto Receivables Trust 2016-C,
                                           3.02%, 11/15/21 (144A)                                       403,987
        600,000                            Drive Auto Receivables Trust 2017-1,
                                           2.36%, 3/15/21                                               601,896
        500,000                            Drive Auto Receivables Trust 2017-2,
                                           2.25%, 6/15/21                                               501,110
        308,593      4.15   3M LIBOR+      Drug Royalty II LP 2, Floating Rate Note,
                            285bps         7/15/23 (144A)                                               310,297
        400,000                            DT Auto Owner Trust 2017-1, 2.26%,
                                           2/15/21 (144A)                                               400,133
        500,000                            DT Auto Owner Trust 2017-2, 2.44%,
                                           2/15/21 (144A)                                               501,850

The accompanying notes are an integral part of these financial statements.

22 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
        277,544      2.23   1M LIBOR +     Earnest Student Loan Program 2017-A
                            100bps         LLC, Floating Rate Note, 1/25/41 (144A)                $     277,544
        400,000                            Elm 2016-1 Trust, 4.163%,
                                           6/20/25 (144A)                                               406,750
        500,000                            Engs Commercial Finance Trust 2016-1,
                                           3.45%, 3/22/22 (144A)                                        494,946
        344,541                            Enterprise Fleet Financing LLC, 1.74%,
                                           2/22/22 (144A)                                               344,459
         50,973      4.14                  Equity One Mortgage Pass-Through Trust
                                           2004-1, Variable Rate Note, 4/25/34                           50,916
        356,904      4.62                  Equity One Mortgage Pass-Through Trust
                                           2004-2, Variable Rate Note, 7/25/34                          356,999
      1,217,935      1.48   1M LIBOR +     Fieldstone Mortgage Investment Trust
                            49bps          Series 2005-3, Floating Rate
                                           Note, 2/25/36                                              1,200,433
        165,699      2.53   1M LIBOR +     First Franklin Mortgage Loan Trust
                            130bps         2003-FFC, Floating Rate Note, 11/25/32                       165,394
          7,271                            First Investors Auto Owner Trust 2013-3,
                                           2.32%, 10/15/19 (144A)                                         7,273
        500,000                            First Investors Auto Owner Trust 2017-2,
                                           3.0%, 8/15/23 (144A)                                         502,750
         20,000                            Flagship Credit Auto Trust 2014-2, 3.95%,
                                           12/15/20 (144A)                                               20,217
        106,036                            Flagship Credit Auto Trust 2016-3, 1.61%,
                                           12/15/19 (144A)                                              105,988
        264,000                            Flagship Credit Auto Trust 2016-3, 2.43%,
                                           6/15/21 (144A)                                               264,296
        895,037                            Flagship Credit Auto Trust 2017-2, 1.85%,
                                           7/15/21 (144A)                                               895,300
        230,761                            FNA 2015-1 Trust, 3.24%,
                                           12/10/23 (144A)                                              229,810
        100,000                            Ford Credit Auto Owner Trust 2013-D,
                                           1.54%, 3/15/19                                               100,001
        481,883                            Foursight Capital Automobile Receivables
                                           Trust 2016-1, 2.87%, 10/15/21 (144A)                         484,322
        434,541                            Foursight Capital Automobile Receivables
                                           Trust 2017-1, 2.37%, 4/15/22 (144A)                          434,469
        355,634      1.46   1M LIBOR +     Fremont Home Loan Trust 2005-E,
                            23bps          Floating Rate Note, 1/25/36                                  351,495
        919,403                            GCAT 2017-1 LLC, 3.375%, 3/25/47
                                           (Step) (144A)                                                918,419
        583,025                            GCAT 2017-4 LLC, 3.2282%, 5/25/22
                                           (Step) (144A)                                                586,041
         21,440                            GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                        21,172
        630,000                            GLS Auto Receivables Trust 2017-1,
                                           2.98%, 12/15/21 (144A)                                       631,205
         68,068      4.54                  GMACM Home Equity Loan Trust
                                           2002-HE4, Variable Rate Note, 10/25/32                        67,795

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 23

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
        327,027                            GMAT 2013-1 Trust, 6.9669%,
                                           8/25/53 (Step)                                         $     327,448
        426,721                            GMAT 2015-1 Trust, 4.25%, 9/25/20
                                           (Step) (144A)                                                426,614
        500,000                            Green Tree Agency Advance Funding Trust I,
                                           4.0575%, 10/15/48 (144A)                                     497,555
        427,508      1.66   1M LIBOR +     GSAA Home Equity Trust 2005-8, Floating
                            43bps          Rate Note, 6/25/35                                           423,079
         17,890      1.98   1M LIBOR +     GSAMP Trust 2005-HE1, Floating Rate
                            75bps          Note, 12/25/34                                                17,901
        171,207      2.58   1M LIBOR +     GSRPM Mortgage Loan Trust 2003-2,
                            135bps         Floating Rate Note, 6/25/33                                  170,542
         87,353      1.53   1M LIBOR +     GSRPM Mortgage Loan Trust 2006-1,
                            30bps          Floating Rate Note, 3/25/35 (144A)                            86,521
         58,923      1.53   1M LIBOR +     GSRPM Mortgage Loan Trust 2006-2,
                            30bps          Floating Rate Note, 9/25/36 (144A)                            58,731
        105,954                            Harley-Davidson Motorcycle Trust 2014-1,
                                           1.1%, 9/15/19                                                105,898
        171,587                            Hero Residual Funding 2016-1R, 4.5%,
                                           9/21/42 (144A)                                               172,767
         47,000                            HOA Funding LLC, 4.846%,
                                           8/22/44 (144A)                                                45,025
        105,896                            Home Equity Mortgage Trust, 5.821%,
                                           4/25/35 (Step)                                               106,977
        170,882      2.88   1M LIBOR +     Home Equity Mortgage Trust, Floating Rate
                            165bps         Note, 8/25/34                                                167,894
        209,607                            Honor Automobile Trust Securitization
                                           2016-1A, 2.94%, 11/15/19 (144A)                              210,445
        500,000                            Hyundai Auto Receivables Trust 2014-B,
                                           2.1%, 11/15/19                                               502,456
         69,684      4.23   1M LIBOR +     Invitation Homes 2014-SFR3 Trust REMICS,
                            300bps         Floating Rate Note, 12/17/31 (144A)                           69,684
        114,631      2.73   1M LIBOR +     Irwin Whole Loan Home Equity Trust
                            100bps         2003-C, Floating Rate Note, 6/25/28                          113,660
         96,616      4.23   1M LIBOR +     Irwin Whole Loan Home Equity Trust
                            200bps         2003-C, Floating Rate Note, 6/25/28                           95,933
        195,650      1.94   1M LIBOR +     Irwin Whole Loan Home Equity Trust
                            70.5bps        2005-B, Floating Rate Note, 12/25/29                         195,286
        475,000                            Kabbage Asset Securitization LLC, 4.571%,
                                           3/15/22 (144A)                                               489,541
        471,000                            Leaf Receivables Funding 12 LLC, 2.83%,
                                           4/15/22 (144A)                                               471,900
        300,000                            Leaf Receivables Funding 12 LLC, 3.1%,
                                           4/15/22 (144A)                                               300,690
        872,823      1.69   1M LIBOR +     Long Beach Mortgage Loan Trust 2006-WL1,
                            23bps          Floating Rate Note, 1/25/46                                  871,141
        186,562      3.50                  Marriott Vacation Club Owner Trust 2012-1,
                                           Floating Rate Note, 5/20/30 (144A)                           188,401

The accompanying notes are an integral part of these financial statements.

24 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
         11,234      1.86   1M LIBOR +     Morgan Stanley ABS Capital I, Inc. Trust
                            63bps          2005-NC2, Floating Rate Note, 3/25/35                  $      11,235
        327,340                            MVW Owner Trust 2014-1, 2.7%,
                                           9/22/31 (144A)                                               325,538
        854,113                            Nations Equipment Finance Funding II LLC,
                                           3.276%, 1/22/19 (144A)                                       854,332
        251,394                            Nations Equipment Finance Funding III LLC,
                                           3.61%, 2/22/21 (144A)                                        252,274
        106,937                            Nationstar HECM Loan Trust 2016-3,
                                           2.0125%, 8/25/26 (144A)                                      108,031
        900,000                            Nationstar HECM Loan Trust 2017-1,
                                           2.9419%, 5/25/27 (144A)                                      914,907
        639,000                            Navitas Equipment Receivables LLC 2015-1,
                                           3.4%, 2/15/19 (144A)                                         644,244
        600,000                            Navitas Equipment Receivables LLC 2016-1,
                                           5.05%, 12/15/21 (144A)                                       607,524
        254,118      1.93   1M LIBOR +     New Century Home Equity Loan Trust
                            70bps          2005-1, Floating Rate Note, 3/25/35                          254,437
         55,243      4.28                  New Century Home Equity Loan Trust,
                                           Variable Rate Note, 8/25/34                                   55,106
        800,000                            New Residential Advance Receivables Trust
                                           Advance Receivables Backed Notes,
                                           3.0199%, 10/15/49 (144A)                                     802,206
        300,000                            NextGear Floorplan Master Owner Trust,
                                           2.61%, 10/15/19 (144A)                                       300,173
        400,000      2.33   1M LIBOR +     NextGear Floorplan Master Owner Trust,
                            110bps         Floating Rate Note, 9/15/21 (144A)                           400,570
        476,710      2.01   1M LIBOR +     NovaStar Mortgage Funding Trust Series
                            39bps          2003-1, Floating Rate Note, 5/25/33                          462,311
        560,000      2.81   1M LIBOR +     NovaStar Mortgage Funding Trust Series
                            157bps         2004-3, Floating Rate Note, 12/25/34                         544,490
        201,447      2.88   1M LIBOR +     NovaStar Mortgage Funding Trust Series
                            165bps         2004-4, Floating Rate Note, 3/25/35                          201,856
         76,618      1.88   1M LIBOR +     NovaStar Mortgage Funding Trust Series
                            64bps          2005-2, Floating Rate Note, 10/25/35                          76,692
      1,370,000      1.91   1M LIBOR +     NovaStar Mortgage Funding Trust Series
                            67bps          2005-3, Floating Rate Note, 1/25/36                        1,358,866
        861,323      1.39   1M LIBOR +     NovaStar Mortgage Funding Trust Series
                            16bps          2006-1, Floating Rate Note, 5/25/36                          838,976
         77,393                            NYCTL 2016-A Trust, 1.47%,
                                           11/10/29 (144A)                                               76,966
        500,000                            Ocwen Master Advance Receivables Trust,
                                           2.5207%, 8/17/48 (144A)                                      499,367
        500,000                            Ocwen Master Advance Receivables Trust,
                                           3.2647%, 8/16/49 (144A)                                      500,905
        600,000                            Ocwen Master Advance Receivables Trust,
                                           3.704%, 11/15/47 (144A)                                      600,000

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 25

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
        600,000                            Oportun Funding III LLC, 3.69%,
                                           7/8/21 (144A)                                          $     606,302
        300,000      1.97   1M LIBOR +     Option One Mortgage Loan Trust 2005-3,
                            49bps          Floating Rate Note, 8/25/35                                  293,443
         88,800                            Orange Lake Timeshare Trust 2012-A,
                                           4.87%, 3/10/27 (144A)                                         89,707
        362,197                            OSAT 2016-NPL1 Trust, 3.75%, 7/25/56
                                           (Step) (144A)                                                365,106
        228,665      2.93   1M LIBOR +     Oscar US Funding Trust IV, Floating Rate
                            170bps         Note, 7/15/20 (144A)                                         229,311
        300,000      2.02   1M LIBOR +     OSCAR US Funding Trust VI LLC, Floating
                            80bps          Rate Note, 5/11/20 (144A)                                    300,206
        427,583      2.36   1M LIBOR +     Park Place Securities Inc Asset-Backed
                            112.5bps       Pass-Through Certificates Series 2004-MHQ,
                                           Floating Rate Note, 12/25/34                                 429,577
         67,940      1.97   1M LIBOR +     Park Place Securities, Inc. Asset-Backed
                            37bps          Pass-Through Certificates Series
                                           2005-WHQ4, Floating Rate Note, 9/25/35                        67,977
        750,000      2.98   1M LIBOR +     PFS Financing Corp., Floating Rate Note,
                            175bps         2/18/20 (144A)                                               752,124
        300,000      2.18   1M LIBOR +     PFS Financing Corp., Floating Rate Note,
                            95bps          3/15/21 (144A)                                               300,218
        500,000      1.83   1M LIBOR +     PFS Financing Corp., Floating Rate Note,
                            60bps          7/15/22 (144A)                                               500,000
        387,522                            Popular ABS Mortgage Pass-Through Trust
                                           2004-4, 4.49476%, 9/25/34 (Step)                             392,433
        947,009                            Pretium Mortgage Credit Partners I
                                           2017-NPL3 LLC, 3.25%, 6/27/32
                                           (Step) (144A)                                                947,085
      1,100,000                            Pretium Mortgage Credit Partners I
                                           2017-NPL4 LLC, 3.25%, 8/27/32
                                           (Step) (144A)                                              1,100,000
         60,072                            Purchasing Power Funding 2015-A LLC,
                                           3.5%, 12/15/19 (144A)                                         60,110
        319,449      1.89   1M LIBOR +     Quest Trust REMICS, Floating Rate Note,
                            66bps          3/25/34 (144A)                                               316,469
        100,563      1.48   1M LIBOR +     RAAC Series 2006-RP2 Trust, Floating Rate
                            25bps          Note, 2/25/37 (144A)                                         100,036
         55,036      5.06                  RAMP Series 2003-RS9 Trust, Variable
                                           Rate Note, 10/25/33                                           54,358
        600,000      1.73   1M LIBOR +     RAMP Series 2005-RS7 Trust, Floating
                            50bps          Rate Note, 7/25/35                                           593,456
        213,826                            RBSHD 2013-1 Trust, 7.6853%, 10/25/47
                                           (Step) (144A)                                                214,212
        750,000                            RCO Mortgage LLC 2017-1, 3.375%,
                                           8/25/22 (Step) (144A)                                        750,000

The accompanying notes are an integral part of these financial statements.

26 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
         37,092      3.48   1M LIBOR +     RFSC Series 2004-RP1 Trust, Floating Rate
                            225bps         Note, 11/25/42                                         $      36,917
        151,294      2.06   1M LIBOR +     SASCO Mortgage Loan Trust 2005-GEL1,
                            82.5bps        Floating Rate Note, 12/25/34                                 151,086
         35,957      1.69   1M LIBOR +     Saxon Asset Securities Trust 2005-3,
                            46bps          Floating Rate Note, 11/25/35                                  35,962
        678,288                            SCF Equipment Trust 2016-1 LLC, 3.62%,
                                           11/20/21 (144A)                                              682,179
        162,583                            Sierra Auto Receivables Securitization Trust
                                           2016-1, 2.85%, 1/18/22 (144A)                                163,063
        400,000                            Skopos Auto Receivables Trust 2015-1,
                                           5.43%, 12/15/23 (144A)                                       403,467
         44,397                            Skopos Auto Receivables Trust 2015-2,
                                           3.55%, 2/17/20 (144A)                                         44,406
        230,547                            Sofi Consumer Loan Program 2017-1 LLC,
                                           3.28%, 1/26/26 (144A)                                        234,022
        136,458      2.33   1M LIBOR +     SoFi Professional Loan Program 2016-C
                            110bps         LLC, Floating Rate Note, 10/25/36 (144A)                     138,485
         50,395      1.49   1M LIBOR +     Soundview Home Loan Trust 2005-OPT4,
                            26bps          Floating Rate Note, 12/25/35                                  50,354
        575,727      1.53   1M LIBOR +     Specialty Underwriting & Residential
                            30bps          Finance Trust Series 2006-BC1, Floating
                                           Rate Note, 12/25/36                                          574,115
        300,000                            SPS Servicer Advance Receivables Trust
                                           Advance Receivables Backed Notes
                                           2016-T2, 3.1%, 11/15/49 (144A)                               297,989
        110,446      1.95   1M LIBOR +     Structured Asset Investment Loan Trust
                            72bps          2005-6, Floating Rate Note, 7/25/35                          110,569
        353,742                            SVO 2012-A VOI Mortgage LLC, 2.0%,
                                           9/20/29 (144A)                                               351,022
        300,000                            Synchrony Credit Card Master Note Trust,
                                           1.69%, 3/15/21                                               299,673
        328,653                            Tax Ease Funding LLC Series 16-1A,
                                           3.13%, 6/15/28                                               328,802
        549,495      1.61   1M LIBOR +     Terwin Mortgage Trust 2006-1, Floating
                            38bps          Rate Note, 1/25/37 (144A)                                    548,323
         33,046                            Terwin Mortgage Trust Series TMTS
                                           2005-14HE, 4.8492%, 8/25/36 (Step)                            33,243
         40,351                            Tidewater Auto Receivables Trust
                                           2016-A, 2.3%, 9/15/19 (144A)                                  40,338
        500,000                            Tidewater Sales Finance Master Trust
                                           Series 2017-A, 4.55%, 5/15/21 (144A)                         500,625
        700,000      2.18   1M LIBOR +     Trafigura Securitisation Finance Plc 2014-1,
                            95bps          Floating Rate Note, 4/16/18 (144A)                           700,270
      1,000,000      2.93   1M LIBOR +     Trafigura Securitisation Finance Plc 2017-1,
                            170bps         Floating Rate Note, 12/15/20 (144A)                        1,005,584
        236,294                            United Auto Credit Securitization Trust
                                           2016-1, 3.55%, 8/15/19 (144A)                                236,907

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 27

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
        400,000                            United Auto Credit Securitization Trust
                                           2016-2, 2.2%, 5/10/19 (144A)                           $     399,926
        850,000                            United Auto Credit Securitization Trust
                                           2017-1, 2.71%, 1/10/22 (144A)                                849,842
        452,862                            Upstart Securitization Trust 2017-1,
                                           2.639%, 6/20/24 (144A)                                       452,860
        770,232                            US Residential Opportunity Fund IV Trust
                                           2016-1, 3.4747%, 7/27/36 (Step) (144A)                       772,363
        860,754                            VOLT LIV LLC, 3.5%, 2/25/47 (Step) (144A)                    869,737
        549,576                            VOLT LVIII LLC, 3.375%, 5/27/47
                                           (Step) (144A)                                                553,729
        428,312                            VOLT LX LLC, 3.25%, 4/25/59
                                           (Step) (144A)                                                430,746
         48,371                            VOLT XIX LLC, 3.875%, 4/26/55
                                           (Step) (144A)                                                 48,383
        668,118                            VOLT XXV LLC, 3.5%, 6/26/45 (Step) (144A)                    669,503
        259,926                            VOLT XXXIII LLC, 3.5%, 3/25/55
                                           (Step) (144A)                                                260,887
        725,803                            VOLT XXXVIII LLC, 3.875%, 9/25/45
                                           (Step) (144A)                                                728,833
        133,484                            Westgate Resorts 2015-2 LLC, 3.2%,
                                           7/20/28 (144A)                                               134,302
        587,893                            Westgate Resorts 2017-1 LLC, 4.05%,
                                           12/20/30 (144A)                                              592,696
        600,000                            Westlake Automobile Receivables Trust
                                           2016-1, 3.29%, 9/15/21 (144A)                                605,335
      1,000,000                            Westlake Automobile Receivables Trust
                                           2016-1, 4.55%, 9/15/21 (144A)                              1,021,112
        650,000                            Westlake Automobile Receivables Trust
                                           2017-2, 2.59%, 12/15/22 (144A)                               649,986
      1,115,000      1.71   1M LIBOR +     World Financial Network Credit Card
                            48bps          Master Trust, Floating Rate Note, 2/15/22                  1,117,053
         75,000                            World Omni Automobile Lease Securitization
                                           Trust 2017-A, 2.13%, 4/15/20                                  75,470
                                                                                                  --------------
                                                                                                  $  75,031,864
                                                                                                  --------------
                                           Total Banks                                            $  75,031,864
----------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 1.7%
                                           Other Diversified Financial Services -- 0.2%
        385,544      1.43   1M LIBOR +     321 Henderson Receivables I LLC, Floating
                            20bps          Rate Note, 6/15/41 (144A)                              $     376,060
        143,780                            Diamond Resorts Owner Trust 2013-2,
                                           2.62%, 5/20/26 (144A)                                        143,492
        106,692      1.53   1M LIBOR +     Mastr Specialized Loan Trust, Floating Rate
                            30bps          Note, 1/25/36 (144A)                                         105,246
        155,337                            PFS Tax Lien Trust 2014-1, 1.44%,
                                           5/15/29 (144A)                                               154,940

The accompanying notes are an integral part of these financial statements.

28 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Other Diversified Financial Services -- (continued)
        148,362                            Sierra Timeshare 2012-3 Receivables
                                           Funding LLC, 1.87%, 8/20/29 (144A)                     $     148,300
         55,779                            Sierra Timeshare 2013-1 Receivables
                                           Funding LLC, 2.39%, 11/20/29 (144A)                           55,770
         43,969      2.92                  Sierra Timeshare 2013-2 Receivables
                                           Funding LLC, Floating Rate Note,
                                           11/20/25 (144A)                                               44,026
         98,931      4.75                  Sierra Timeshare 2013-2 Receivables
                                           Funding LLC, Floating Rate Note,
                                           11/20/25 (144A)                                               99,218
         68,185                            TAL Advantage V LLC, 1.7%, 5/20/39 (144A)                     68,069
                                                                                                  --------------
                                                                                                  $   1,195,121
----------------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.0%+
         44,068                            Alterna Funding I LLC, 1.639%,
                                           2/15/21 (144A)                                         $      43,683
----------------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 1.5%
        760,000      2.03   1M LIBOR +     American Express Credit Account Secured
                            80bps          Note Trust 2012-4, Floating Rate Note,
                                           5/15/20 (144A)                                         $     760,385
        550,000                            AmeriCredit Automobile Receivables Trust
                                           2013-4, 3.31%, 10/8/19                                       554,465
      1,500,000      1.68   1M LIBOR +     Capital One Multi-Asset Execution Trust,
                            45bps          Floating Rate Note, 2/15/22                                1,508,167
      2,000,000                            Chase Issuance Trust, 1.38%, 11/15/19                      2,000,109
      2,690,000      1.64   1M LIBOR +     Chase Issuance Trust, Floating Rate
                            41bps          Note, 5/17/21                                              2,704,188
         75,295                            CPS Auto Receivables Trust 2013-A, 1.89%,
                                           6/15/20 (144A)                                                75,281
         22,197                            CPS Auto Receivables Trust 2013-B, 1.82%,
                                           9/15/20 (144A)                                                22,191
        181,000                            CPS Auto Receivables Trust 2014-C, 3.77%,
                                           8/17/20 (144A)                                               184,060
        895,594                            Credit Acceptance Auto Loan Trust 2014-2,
                                           2.67%, 9/15/22 (144A)                                        896,074
                                                                                                  --------------
                                                                                                  $   8,704,920
                                                                                                  --------------
                                           Total Diversified Financials                           $   9,943,724
----------------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.0%+
                                           Specialized REIT -- 0.0%+
        272,158      2.07                  Hilton Grand Vacations Trust 2014-A,
                                           Floating Rate Note, 11/25/26 (144A)                    $     269,344
----------------------------------------------------------------------------------------------------------------
                                           Diversified REIT -- 0.0%+
          3,466      1.42   1M LIBOR +     HSI Asset Securitization Corp. Trust
                            19bps          2006-OPT1, Floating Rate Note, 12/25/35                $       3,466
                                                                                                  --------------
                                           Total Real Estate                                      $     272,810
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 29

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           GOVERNMENT -- 0.0%+
                                           Government -- 0.0%+
        146,638      1.53   1M LIBOR +     FHLMC Structured Pass Through Securities,
                            30bps          Floating Rate Note, 12/25/29                           $     142,781
                                                                                                  --------------
                                           Total Government                                       $     142,781
----------------------------------------------------------------------------------------------------------------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $89,498,987)                                     $  89,808,342
----------------------------------------------------------------------------------------------------------------
                                           COLLATERALIZED MORTGAGE OBLIGATIONS -- 29.0%
                                           ENERGY -- 0.2%
                                           Oil & Gas Exploration & Production -- 0.2%
        300,000      2.93   1M LIBOR +     Arbor Realty Commercial Real Estate Notes
                            170bps         2016-FL1, Ltd., Floating Rate Note,
                                           9/15/26 (144A)                                         $     300,890
        573,271      3.48   1M LIBOR +     Oaktown Re, Ltd., Floating Rate Note,
                            225bps         4/25/27 (144A)                                               573,271
        499,977      2.18   1M LIBOR +     RAIT 2017-FL7 Trust, Floating Rate Note,
                            95bps          6/15/37 (144A)                                               500,191
                                                                                                  --------------
                                                                                                  $   1,374,352
                                                                                                  --------------
                                           Total Energy                                           $   1,374,352
----------------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.1%
                                           Construction & Engineering -- 0.1%
        225,651      3.68   1M LIBOR +     Velocity Commercial Capital Loan Trust
                            245bps         2016-1, Floating Rate Note,
                                           4/25/46 (144A)                                         $     229,967
                                                                                                  --------------
                                           Total Capital Goods                                    $     229,967
----------------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 0.1%
                                           Hotels, Resorts & Cruise Lines -- 0.1%
        250,995                            Welk Resorts 2013-A LLC, 3.1%,
                                           3/15/29 (144A)                                         $     252,749
                                                                                                  --------------
                                           Total Consumer Services                                $     252,749
----------------------------------------------------------------------------------------------------------------
                                           BANKS -- 17.3%
                                           Thrifts & Mortgage Finance -- 17.3%
      1,500,000      0.00   1M LIBOR +     A10 Term Asset Financing 2017-1 LLC,
                            85bps          Floating Rate Note, 3/15/36 (144A)                     $   1,500,000
        122,682      1.79   1M LIBOR +     Adjustable Rate Mortgage Trust 2005-5,
                            28bps          Floating Rate Note, 9/25/35                                  122,125
         34,678      1.68   1M LIBOR +     Alternative Loan Trust 2003-14T1, Floating
                            45bps          Rate Note, 8/25/18                                            26,670
        147,237      1.81   1M LIBOR +     Alternative Loan Trust 2004-6CB, Floating
                            58bps          Rate Note, 4/25/34                                           147,957
        462,260      3.48   1M LIBOR +     AMSR 2016-SFR1 Trust, Floating Rate
                            225bps         Note, 11/17/33 (144A)                                        470,527
        500,000      2.98   1M LIBOR +     Arbor Realty Collateralized Loan Obligation
                            175bps         2015-FL1, Ltd., Floating Rate Note,
                                           3/15/25 (144A)                                               500,496

The accompanying notes are an integral part of these financial statements.

30 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
      1,300,000      3.43   1M LIBOR +     BAMLL Commercial Mortgage Securities
                            220bps         Trust 2014-FL1, Floating Rate Note,
                                           12/17/31 (144A)                                        $   1,303,249
        950,000      2.33   1M LIBOR +     BAMLL Commercial Mortgage Securities
                            110bps         Trust 2014-ICTS, Floating Rate Note,
                                           6/15/28 (144A)                                               950,562
      1,100,000      4.23   1M LIBOR +     BAMLL Commercial Mortgage Securities
                            300bps         Trust 2016-ASHF, Floating Rate Note,
                                           3/15/28 (144A)                                             1,118,485
        800,000      0.00                  BAMLL Re-REMIC Trust 2014-FRR5, Variable
                                           Rate Note, 3/29/45 (144A)                                    796,299
        402,474      5.84                  Banc of America Commercial Mortgage
                                           Trust 2006-1, Variable Rate Note, 9/10/45                    402,164
        350,062      6.44                  Banc of America Commercial Mortgage
                                           Trust 2008-1, Variable Rate Note, 2/10/51                    351,546
        109,079      1.85   1M LIBOR +     Banc of America Funding 2005-A Trust,
                            31bps          Floating Rate Note, 2/20/35                                  109,431
        500,000       N/A   1M LIBOR +     Bancorp Commercial Mortgage 2017-CRE2
                            85bps          Trust, Floating Rate Note, 8/15/32 (144A)                    500,000
        462,305      3.23   1M LIBOR +     Bayview Opportunity Master Fund IIIb Trust
                            200bps         2017-CRT2, Floating Rate Note,
                                           11/25/27 (144A)                                              462,024
        342,431      2.98   1M LIBOR +     Bayview Opportunity Master Fund IVb Trust
                            175bps         2016-CRT1, Floating Rate Note,
                                           10/27/27 (144A)                                              342,414
        430,636      3.38   1M LIBOR +     Bayview Opportunity Master Fund IVb Trust
                            215bps         2017-CRT1, Floating Rate Note,
                                           10/25/28 (144A)                                              430,910
        750,000      3.23   1M LIBOR +     BBCMS Trust 2015-SLP, Floating Rate Note,
                            200bps         2/15/28 (144A)                                               743,611
        625,938      1.46   1M LIBOR +     BCAP LLC 2012-RR4 Trust, Floating Rate
                            23bps          Note, 6/26/47 (144A)                                         618,855
        135,889      2.07   1M LIBOR +     Bear Stearns ALT-A Trust 2004-11, Floating
                            84bps          Rate Note, 11/25/34                                          135,017
        473,100      1.93   1M LIBOR +     Bear Stearns ALT-A Trust 2004-12, Floating
                            70bps          Rate Note, 1/25/35                                           463,594
        168,487      2.07   1M LIBOR +     Bear Stearns ALT-A Trust 2004-12, Floating
                            84bps          Rate Note, 1/25/35                                           166,134
        490,275      2.07   1M LIBOR +     Bear Stearns ALT-A Trust 2004-12, Floating
                            84bps          Rate Note, 1/25/35                                           485,172
         52,326      1.97   1M LIBOR +     Bear Stearns ALT-A Trust 2004-13, Floating
                            74bps          Rate Note, 11/25/34                                           52,078
        659,156      1.83   1M LIBOR +     Bear Stearns ALT-A Trust 2004-4, Floating
                            60bps          Rate Note, 6/25/34                                           657,883
         79,951      1.73   1M LIBOR +     Bear Stearns ALT-A Trust 2005-2, Floating
                            50bps          Rate Note, 3/25/35                                            79,435

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 31

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
        416,047      5.21                  Bear Stearns Commercial Mortgage
                                           Securities Trust 2005-PWR7, Variable Rate
                                           Note, 2/11/41                                          $     415,352
         53,472      3.54                  Bear Stearns Mortgage Securities, Inc.,
                                           Variable Rate Note, 6/25/30                                   54,620
        900,000      3.18   1M LIBOR +     BHMS 2014-ATLS Mortgage Trust REMICS,
                            195bps         Floating Rate Note, 7/8/33 (144A)                            904,474
        600,000      2.45   1M LIBOR +     BX Trust 2017-APPL, Floating Rate Note,
                            115bps         7/15/34 (144A)                                               600,319
        700,000      2.43   1M LIBOR +     BX Trust 2017-SLCT, Floating Rate Note,
                            120bps         7/15/34 (144A)                                               697,950
        800,000      4.08   1M LIBOR +     BXHTL 2015-JWRZ Mortgage Trust, Floating
                            285bps         Rate Note, 5/15/29 (144A)                                    801,468
        146,205                            Cendant Mortgage Corp., 6.25%,
                                           3/25/32 (144A)                                               147,879
        500,000      2.00   3M LIBOR+      Cent CDO 14, Ltd., Floating Rate Note,
                            70bps          4/15/21 (144A)                                               478,960
        812,964                            Cent CLO, 2.52%, 8/1/24 (144A)                               812,906
        800,000      3.38   1M LIBOR +     CFCRE 2015-RUM Mortgage Trust, Floating
                            215bps         Rate Note, 7/15/30 (144A)                                    786,043
        765,000      5.83   1M LIBOR +     CFCRE 2015-RUM Mortgage Trust, Floating
                            460bps         Rate Note, 7/15/30 (144A)                                    746,695
        540,133      3.08   1M LIBOR +     CG-CCRE Commercial Mortgage Trust
                            185.4bps       2014-FL2 REMICS, Floating Rate Note,
                                           11/15/31 (144A)                                              540,449
        500,000      2.33   1M LIBOR +     CGDB Commercial Mortgage Trust 2017-BIO,
                            110bps         Floating Rate Note, 5/15/30 (144A)                           499,156
      1,000,000      2.20   1M LIBOR +     CGDBB Commercial Mortgage Trust
                            97bps          2017-BIOC, Floating Rate Note,
                                           7/15/28 (144A)                                               998,445
        850,000       N/A   1M LIBOR +     CGMS Commercial Mortgage Trust
                            130bps         2017-MDDR, Floating Rate Note,
                                           7/15/30 (144A)                                               849,999
        500,000      4.33   1M LIBOR +     CGWF Commercial Mortgage Trust
                            310bps         2013-RKWH REMICS, Floating Rate Note,
                                           11/15/30 (144A)                                              499,018
         89,802      3.18                  CHL Mortgage Pass-Through Trust 2004-14,
                                           Variable Rate Note, 8/25/34                                   87,170
        250,000       N/A   3M LIBOR+      CIFC Funding 2013-I, Ltd., Floating Rate
                            85bps          Note, 7/16/30 (144A)                                         249,958
         30,433                            Citicorp Mortgage Securities REMIC
                                           Pass-Through Certificates Trust Series
                                           2005-4, 5.0%, 7/25/20                                         31,084
        187,827      6.31                  Citigroup Commercial Mortgage Trust
                                           2008-C7, Variable Rate Note, 12/10/49                        188,237
        300,000      4.53   1M LIBOR +     Citigroup Commercial Mortgage Trust
                            330bps         2015-SHP2, Floating Rate Note,
                                           7/15/27 (144A)                                               303,431

The accompanying notes are an integral part of these financial statements.

32 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
      1,500,000      3.33   1M LIBOR +     Citigroup Commercial Mortgage Trust
                            210bps         2015-SSHP REMICS, Floating Rate Note,
                                           9/15/27 (144A)                                         $   1,492,252
         95,767                            Citigroup Mortgage Loan Trust 2010-4
                                           REMICS, 5.0%, 10/25/35 (144A)                                 96,613
         13,045                            Citigroup Mortgage Loan Trust, Inc.,
                                           7.0%, 10/25/19                                                12,991
        133,167      3.07                  Citigroup Mortgage Loan Trust, Inc., Variable
                                           Rate Note, 2/25/35                                           116,041
      1,000,000      2.33   1M LIBOR +     CLNS Trust 2017-IKPR, Floating Rate Note,
                            110bps         6/11/32 (144A)                                               996,222
      1,300,000      2.58   1M LIBOR +     Cold Storage Trust 2017-ICE3, Floating Rate
                            135bps         Note, 4/15/24 (144A)                                       1,304,894
        500,000      3.33   1M LIBOR +     Cold Storage Trust 2017-ICE3, Floating Rate
                            210bps         Note, 4/15/24 (144A)                                         505,428
        173,123                            Colony American Finance 2015-1, Ltd.,
                                           2.896%, 10/18/47 (144A)                                      174,943
        400,000                            Colony American Finance 2016-1, Ltd.,
                                           5.972%, 6/15/48 (Step) (144A)                                426,546
        700,000      3.08   1M LIBOR +     Colony American Homes 2014-1, Floating
                            185bps         Rate Note, 5/19/31 (144A)                                    705,533
         92,221      3.12   1M LIBOR +     Colony Mortgage Capital Series 2015-FL3,
                            195bps         Ltd., Floating Rate Note, 9/5/32 (144A)                       92,203
        200,000      3.88   1M LIBOR +     Colony Starwood Homes 2016-1 Trust,
                            265bps         Floating Rate Note, 7/17/33 (144A)                           206,503
        400,000      2.98   1M LIBOR +     Colony Starwood Homes 2016-2 Trust,
                            175bps         Floating Rate Note, 12/19/33 (144A)                          400,486
        349,155      3.18   1M LIBOR +     COMM 2014-FL4 Mortgage Trust, Floating
                            195bps         Rate Note, 7/15/31 (144A)                                    352,006
      1,410,000      3.38   1M LIBOR +     COMM 2014-FL5 Mortgage Trust, Floating
                            215bps         Rate Note, 10/15/31 (144A)                                 1,403,104
        400,000      2.03   1M LIBOR +     COMM 2014-PAT Mortgage Trust REMICS,
                            80bps          Floating Rate Note, 8/13/27 (144A)                           400,121
        820,000      2.82   1M LIBOR +     COMM 2014-PAT Mortgage Trust, Floating
                            165bps         Rate Note, 8/13/27 (144A)                                    808,649
      1,850,000      2.83   1M LIBOR +     COMM 2014-TWC Mortgage Trust, Floating
                            160bps         Rate Note, 2/13/32 (144A)                                  1,857,299
        500,000      3.88   1M LIBOR +     Cosmopolitan Hotel Trust 2016-COSMO,
                            265bps         Floating Rate Note, 11/15/33 (144A)                          504,789
        119,612                            Credit Suisse First Boston Mortgage
                                           Securities Corp., 4.877%, 4/15/37                            117,993
        211,327                            Credit Suisse First Boston Mortgage
                                           Securities Corp., 7.5%, 5/25/32                              226,126
         17,532                            CSFB Mortgage-Backed Trust Series
                                           2004-7, 5.25%, 10/25/19                                       17,707
        400,000      3.48   1M LIBOR +     CSMC 2015-TWNI Trust, Floating Rate Note,
                            225bps         3/15/28 (144A)                                               400,100

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 33

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
        635,055      2.50                  CSMC Series 2013-14R REMICS, Variable
                                           Rate Note, 10/27/37 (144A)                             $     649,995
        747,602      3.00                  CSMC Trust 2014-OAK1, Floating Rate Note,
                                           11/25/44 (144A)                                              758,816
        995,402      3.00                  CSMC Trust 2014-WIN2, Variable Rate Note,
                                           10/25/44 (144A)                                            1,001,020
        690,430      3.50                  CSMC Trust 2015-3, Variable Rate Note,
                                           3/25/45 (144A)                                               702,513
        900,000      3.08   1M LIBOR +     CSMC Trust 2015-DEAL, Floating Rate Note,
                            185bps         4/16/29 (144A)                                               901,388
      1,400,000      1.93   1M LIBOR +     DBCG 2017-BBG Mortgage Trust, Floating
                            70bps          Rate Note, 6/15/34 (144A)                                  1,399,999
        386,769      1.77   1M LIBOR +     Fannie Mae Connecticut Avenue Securities,
                            55bps          Floating Rate Note, 1/25/30                                  386,279
        597,386      2.08   1M LIBOR +     Fannie Mae Connecticut Avenue Securities,
                            85bps          Floating Rate Note, 11/25/29                                 599,755
      1,200,690                            Fannie Mae, 2.5%, 7/25/39                                  1,207,465
        259,257                            Fannie Mae, 3.0%, 3/25/25                                    262,213
        396,960                            Fannie Mae, 3.0%, 5/25/38                                    400,815
        346,000      4.49                  Federal Home Loan Mortgage Corp. REMICS,
                                           Variable Rate Note, 12/25/44 (144A)                          370,988
        154,117                            FirstKey Lending 2015-SFR1 Trust REMICS,
                                           2.553%, 3/9/47 (144A)                                        154,284
        530,864      3.00                  FirstKey Mortgage Trust 2014-1 REMICS,
                                           Variable Rate Note, 11/25/44 (144A)                          535,592
        468,162      2.73   1M LIBOR +     FORT CRE 2016-1 LLC, Floating Rate Note,
                            150bps         5/21/36 (144A)                                               468,660
        481,057      2.43   1M LIBOR +     Freddie Mac Structured Agency Credit Risk
                            120bps         Debt Notes, Floating Rate Note, 8/25/29                      485,075
        106,497                            Freddie Mac, 1.75%, 9/15/20                                  106,341
        594,091                            Freddie Mac, 4.0%, 8/15/25                                   625,255
      1,000,000      5.54                  FREMF Mortgage Trust 2010-K6, Variable
                                           Rate Note, 12/25/46 (144A)                                 1,069,286
        330,000      3.68                  FREMF Mortgage Trust 2012-K711, Variable
                                           Rate Note, 8/25/45 (144A)                                    337,854
      1,400,000      3.48                  FREMF Mortgage Trust 2013-K712, Variable
                                           Rate Note, 5/25/45 (144A)                                  1,431,321
         93,073      2.53   1M LIBOR +     GAHR Commercial Mortgage Trust 2015-NRF,
                            130bps         Floating Rate Note, 12/15/34 (144A)                           93,235
        120,690                            Global Mortgage Securitization, Ltd., 5.25%,
                                           4/25/32 (144A)                                               119,194
        353,979      1.50   1M LIBOR +     Global Mortgage Securitization, Ltd.,
                            27bps          Floating Rate Note, 4/25/32 (144A)                           335,523
        860,240                            Government National Mortgage Association,
                                           2.5%, 8/20/37                                                865,421
      1,000,000      2.78   1M LIBOR +     GP Portfolio Trust 2014-GGP, Floating Rate
                            155bps         Note, 2/15/27 (144A)                                       1,001,657

The accompanying notes are an integral part of these financial statements.

34 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
      1,100,000      2.12   1M LIBOR +     GS Mortgage Securities Corp Trust
                            90bps          2017-500K, Floating Rate Note,
                                           7/15/32 (144A)                                         $   1,100,688
        500,000      2.32   1M LIBOR +     GS Mortgage Securities Corp Trust
                            110bps         2017-STAY, Floating Rate Note,
                                           7/15/32 (144A)                                               501,473
      1,500,000      4.97                  GS Mortgage Securities RE-Remic Trust
                                           2015-Frr1, Variable Rate Note, 6/27/41                     1,499,397
         21,764      2.01   1M LIBOR +     GSAA Home Equity Trust 2004-6, Floating
                            78bps          Rate Note, 6/25/34                                            21,964
        166,675      5.70   3M LIBOR +     Holmes Master Issuer Plc, Floating Rate
                            220bps         Note, 10/15/54 (144A)                                        166,910
        320,088      2.88   1M LIBOR +     Home Partners of America 2016-1 Trust,
                            165bps         Floating Rate Note, 3/17/33 (144A)                           323,362
        520,000      4.53   1M LIBOR +     Home Partners of America 2016-1 Trust,
                            330bps         Floating Rate Note, 3/18/33 (144A)                           530,383
        500,000      3.63   1M LIBOR +     Home Partners of America 2016-2 Trust,
                            240bps         Floating Rate Note, 10/17/33 (144A)                          505,814
        406,198      1.97   1M LIBOR +     HomeBanc Mortgage Trust 2004-2,
                            74bps          Floating Rate Note, 12/25/34                                 400,887
      1,134,396      1.47   1M LIBOR +     HomeBanc Mortgage Trust 2005-3,
                            24bps          Floating Rate Note, 7/25/35                                1,127,958
        207,301      2.33   1M LIBOR +     Homestar Mortgage Acceptance Corp.
                            110bps         REMICS, Floating Rate Note, 9/25/34                          206,484
        948,992      1.87   1M LIBOR +     Homestar Mortgage Acceptance Corp.,
                            64bps          Floating Rate Note, 3/25/34                                  935,802
        127,113      1.93   1M LIBOR +     Homestar Mortgage Acceptance Corp.,
                            70bps          Floating Rate Note, 6/25/34                                  127,897
        700,000      4.78   1M LIBOR +     Hospitality Mortgage Trust, Floating Rate
                            355bps         Note, 5/8/30 (144A)                                          709,436
        700,000       N/A   1M LIBOR +     Hunt CRE 2017-FL1, Ltd., Floating Rate
                            100bps         Note, 8/15/34 (144A)                                         700,000
         57,679      3.86   1M LIBOR +     Impac CMB Trust Series 2004-8, Floating
                            175bps         Rate Note, 8/25/34                                            55,308
      1,450,000      2.13   1M LIBOR +     Impac Secured Assets Corp Series 2004-3,
                            90bps          Floating Rate Note, 11/25/34                               1,428,816
        137,842      2.09   1M LIBOR +     Impac Secured Assets Corp Series 2004-4,
                            86bps          Floating Rate Note, 2/25/35                                  137,971
      1,000,000      2.78   1M LIBOR +     IMT Trust 2017-APTS, Floating Rate Note,
                            95bps          6/15/34 (144A)                                             1,001,657
         55,289      3.73                  IndyMac INDX Mortgage Loan Trust
                                           2004-AR6, Variable Rate Note, 10/25/34                        54,915
        600,000      2.83   1M LIBOR +     Invitation Homes 2014-SFR2 Trust, Floating
                            160bps         Rate Note, 9/19/31 (144A)                                    599,999
      1,000,000      2.73   1M LIBOR +     J.P. Morgan Chase Commercial Mortgage
                            150bps         Securities Trust 2016-ASH, Floating Rate
                                           Note, 10/15/34 (144A)                                      1,004,742

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 35

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
        500,000      3.33   1M LIBOR +     J.P. Morgan Chase Commercial Mortgage
                            210bps         Securities Trust 2016-WPT, Floating Rate
                                           Note, 10/15/33 (144A)                                  $     502,663
        950,000      2.58   1M LIBOR +     J.P. Morgan Chase Commercial Mortgage
                            135bps         Securities Trust 2016-WSP, Floating Rate
                                           Note, 8/15/33 (144A)                                         955,074
         68,667      4.84                  JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2004-LN2, Variable Rate
                                           Note, 7/15/41 (144A)                                          68,567
         72,084      1.38   1M LIBOR +     JP Morgan Chase Commercial Mortgage
                            15.5bps        Securities Trust 2006-LDP9, Floating Rate
                                           Note, 5/15/47                                                 71,898
        491,531      3.50                  JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2013-A5, Variable Rate
                                           Note, 7/25/20                                                498,347
        700,000      3.18   1M LIBOR +     JP Morgan Chase Commercial Mortgage
                            195bps         Securities Trust 2014-CBM, Floating Rate
                                           Note, 10/15/29 (144A)                                        700,423
        270,000      3.43   1M LIBOR +     JP Morgan Chase Commercial Mortgage
                            220bps         Securities Trust 2014-FL4 REMICS, Floating
                                           Rate Note, 12/16/30 (144A)                                   271,912
        144,152      2.98   1M LIBOR +     JP Morgan Chase Commercial Mortgage
                            175bps         Securities Trust 2014-FL4, Floating Rate
                                           Note, 12/16/30 (144A)                                        144,190
        650,000      3.33   1M LIBOR +     JP Morgan Chase Commercial Mortgage
                            210bps         Securities Trust 2014-FL5 REMICS, Floating
                                           Rate Note, 7/15/31 (144A)                                    643,025
        490,000      2.58   1M LIBOR +     JP Morgan Chase Commercial Mortgage
                            135bps         Securities Trust 2014-FL5, Floating Rate
                                           Note, 7/15/31 (144A)                                         492,878
        928,723      2.63   1M LIBOR +     JP Morgan Chase Commercial Mortgage
                            140bps         Securities Trust 2014-FL6, Floating Rate
                                           Note, 11/17/31 (144A)                                        931,317
      1,100,000      3.08   1M LIBOR +     JP Morgan Chase Commercial Mortgage
                            185bps         Securities Trust 2014-PHH, Floating Rate
                                           Note, 8/16/27 (144A)                                       1,100,083
        318,686      2.48   1M LIBOR +     JP Morgan Chase Commercial Mortgage
                            125bps         Securities Trust 2015-FL7 REMICS, Floating
                                           Rate Note, 5/15/28 (144A)                                    318,583
        850,000      3.03   1M LIBOR +     JP Morgan Chase Commercial Mortgage
                            180bps         Securities Trust 2015-FL7, Floating Rate
                                           Note, 5/15/28 (144A)                                         847,628
        500,000      3.98   1M LIBOR +     JP Morgan Chase Commercial Mortgage
                            275bps         Securities Trust 2015-SGP, Floating Rate
                                           Note, 7/15/36 (144A)                                         504,613
        770,376      1.73   1M LIBOR +     JP Morgan Seasoned Mortgage Trust 2014-1,
                            50bps          Floating Rate Note, 5/25/33 (144A)                           764,079

The accompanying notes are an integral part of these financial statements.

36 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
      1,250,259      1.88                  JP Morgan Seasoned Mortgage Trust
                                           2014-1, Variable Rate Note, 5/25/33
                                           (144A)                                                 $   1,240,831
        657,222      4.00   PNMR+-125bps   La Hipotecaria Panamanian Mortgage
                                           Trust 2007-1, Floating Rate Note,
                                           12/23/36 (144A)                                              644,078
        224,850      5.87                  LB-UBS Commercial Mortgage Trust
                                           2007-C7 REMICS, Variable Rate
                                           Note, 9/15/45                                                224,988
         58,501      1.45   1M LIBOR +     Lehman Brothers Small Balance Commercial
                            22bps          Mortgage Trust 2006-1, Floating Rate Note,
                                           4/25/31 (144A)                                                58,106
         58,116      1.46   1M LIBOR +     Lehman Brothers Small Balance Commercial
                            23bps          Mortgage Trust 2006-1, Floating Rate Note,
                                           4/25/31 (144A)                                                57,712
      1,300,000      2.99   1M LIBOR +     LMREC 2015-CRE1, Inc., Floating Rate
                            175bps         Note, 2/24/32 (144A)                                       1,310,790
        809,765      3.23   1M LIBOR +     LSTAR Securities Investment, Ltd. 2016-3,
                            200bps         Floating Rate Note, 9/1/21 (144A)                            809,765
        808,567      3.23   1M LIBOR +     LSTAR Securities Investment, Ltd. 2016-4,
                            200bps         Floating Rate Note, 10/1/21 (144A)                           806,626
        828,671      3.23   1M LIBOR +     LSTAR Securities Investment, Ltd. 2016-5,
                            200bps         Floating Rate Note, 11/1/21 (144A)                           828,256
      1,220,424      3.23   1M LIBOR +     LSTAR Securities Investment, Ltd. 2016-7,
                            200bps         Floating Rate Note, 12/1/21 (144A)                         1,218,898
        846,126      3.23   1M LIBOR +     LSTAR Securities Investment, Ltd. 2017-2,
                            200bps         Floating Rate Note, 2/1/22 (144A)                            846,295
        731,120      3.23   1M LIBOR +     LSTAR Securities Investment, Ltd. 2017-3,
                            200bps         Floating Rate Note, 4/1/22 (144A)                            733,167
        189,900                            MarketPlace Loan Trust 2016-BS1, 4.5%,
                                           1/15/21 (144A)                                               190,256
         17,253      1.58   1M LIBOR +     MASTR Alternative Loan Trust 2005-1,
                            35bps          Floating Rate Note, 2/25/35                                   17,240
        408,366      1.97   1M LIBOR +     Merrill Lynch Mortgage Investors Trust
                            74bps          Series MLCC 2003-A, Floating Rate
                                           Note, 3/25/28                                                390,793
        363,072      1.89   1M LIBOR +     Merrill Lynch Mortgage Investors Trust
                            66bps          Series MLCC 2003-C REMICS, Floating
                                           Rate Note, 6/25/28                                           348,522
        373,168      2.15   6M LIBOR +     Merrill Lynch Mortgage Investors Trust
                            70bps          Series MLCC 2003-C, Floating Rate
                                           Note, 6/25/28                                                369,802
        126,893      1.87   1M LIBOR +     Merrill Lynch Mortgage Investors Trust
                            64bps          Series MLCC 2003-G, Floating Rate
                                           Note, 1/25/29                                                122,340
         31,135      2.79                  Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2003-G, Variable Rate
                                           Note, 1/25/29                                                 30,937

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 37

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
        227,237      1.87   1M LIBOR +     Merrill Lynch Mortgage Investors Trust
                            64bps          Series MLCC 2003-H, Floating Rate
                                           Note, 1/25/29                                          $     224,479
        115,498      2.05   6M LIBOR +     Merrill Lynch Mortgage Investors Trust
                            60bps          Series MLCC 2004-G, Floating Rate
                                           Note, 1/25/30                                                112,735
        267,380      1.69   1M LIBOR +     Merrill Lynch Mortgage Investors Trust
                            46bps          Series MLCC 2005-A, Floating Rate
                                           Note, 3/25/30                                                258,618
         80,042      5.54                  Merrill Lynch Mortgage Trust 2005-CKI1,
                                           Variable Rate Note, 11/12/37                                  79,942
         70,648      5.52                  ML-CFC Commercial Mortgage Trust 2006-3,
                                           Floating Rate Note, 7/12/46                                   70,559
        268,540                            Morgan Stanley Capital I Trust 2007-HQ13,
                                           5.569%, 12/15/44                                             268,897
        480,094      5.57                  Morgan Stanley Capital I Trust 2007-TOP25,
                                           Variable Rate Note, 11/12/49                                 485,951
        500,000      3.43   1M LIBOR +     Morgan Stanley Capital I Trust 2015-XLF1,
                            220bps         Floating Rate Note, 8/14/31 (144A)                           502,019
        600,000      3.98   1M LIBOR +     Morgan Stanley Capital I Trust 2015-XLF1,
                            275bps         Floating Rate Note, 8/17/26 (144A)                           598,847
        500,000      2.58   1M LIBOR +     Morgan Stanley Capital I Trust 2017-PRME,
                            135bps         Floating Rate Note, 2/15/34 (144A)                           502,015
        231,060      1.77   1M LIBOR +     Morgan Stanley Mortgage Loan Trust
                            27bps          2005-5AR, Floating Rate Note, 9/25/35                        231,008
        210,109      1.51   1M LIBOR +     Morgan Stanley Mortgage Loan Trust
                            28bps          2005-6AR, Floating Rate Note, 11/25/35                       211,046
        491,301      2.01   1M LIBOR +     MortgageIT Trust 2004-1, Floating Rate
                            80bps          Note, 11/25/34                                               480,805
      1,400,000      0.00   1M LIBOR +     Motel 6 Trust 2017, Mtl6 Series 2017-Mtl6
                            140bps         Class C, Floating Rate Note,
                                           8/15/34 (144A)                                             1,400,044
        701,137      1.62   1M LIBOR +     Opteum Mortgage Acceptance Corp Asset
                            39bps          Backed Pass-Through Certificates 2005-4,
                                           Floating Rate Note, 11/25/35                                 688,197
        417,908      2.18   1M LIBOR +     Pepper Residential Securities Trust NO 18,
                            95bps          Floating Rate Note, 3/12/47 (144A)                           418,383
         97,565      2.68   1M LIBOR +     PFP 2015-2, Ltd., Floating Rate Note,
                            145bps         7/14/34 (144A)                                                97,537
        835,480                            Pretium Mortgage Credit Partners I
                                           2016-NPL5 LLC, 9/27/31 (Step) (144A)                         839,287
        397,193      2.73   1M LIBOR +     Progress Residential 2016-SFR1 Trust,
                            150bps         Floating Rate Note, 9/17/33 (144A)                           403,364
        500,000      3.73   1M LIBOR +     Progress Residential 2016-SFR1 Trust,
                            250bps         Floating Rate Note, 9/17/33 (144A)                           509,532
        400,000      2.98   1M LIBOR +     Progress Residential 2016-SFR2 Trust,
                            175bps         Floating Rate Note, 1/17/34 (144A)                           404,146

The accompanying notes are an integral part of these financial statements.

38 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
        300,000                            Progress Residential 2017-SFR1 Trust,
                                           3.017%, 8/17/34 (144A)                                 $     303,317
        333,000                            Progress Residential 2017-SFR1 Trust,
                                           3.565%, 8/17/34 (144A)                                       338,131
        282,342                            RAAC Series 2004-SP2 Trust,
                                           6.0%, 1/25/32                                                282,200
          8,919      1.78   1M LIBOR +     RALI Series 2002-QS16 Trust, Floating Rate
                            55bps          Note, 10/25/17                                                 8,910
          5,788                            RALI Series 2003-QS14 Trust,
                                           5.0%, 7/25/18                                                  5,791
          1,470      6.58                  RAMP Series 2004-SL4 Trust, Variable
                                           Rate Note, 5/25/18                                             1,506
        500,000      2.22   1M LIBOR +     ReadyCap Commercial Mortgage Trust
                            85bps          2017-1, Floating Rate Note,
                                           5/25/34 (144A)                                               500,000
        754,105      2.68   1M LIBOR +     RESI Finance LP 2003-CB1, Floating Rate
                            145bps         Note, 7/9/35                                                 677,146
        216,810      1.94   3M LIBOR+      RESI MAC, 2014-1A, Floating Rate
                            70bps          Note, 6/12/19                                                216,600
        449,290      2.18   1M LIBOR +     RESIMAC Premier Series 2017-1, Floating
                            95bps          Rate Note, 9/11/48 (144A)                                    449,830
        235,472      2.63   1M LIBOR +     Resource Capital Corp 2015-CRE4, Ltd.,
                            140bps         Floating Rate Note, 8/15/32 (144A)                           235,017
        700,000      2.03   1M LIBOR +     Resource Capital Corp 2017-CRE5, Ltd.,
                            80bps          Floating Rate Note, 7/15/34 (144A)                           700,000
        115,106      2.83                  Sequoia Mortgage Trust 2004-7, Variable
                                           Rate Note, 8/20/34                                           116,223
        171,213      2.25                  Sequoia Mortgage Trust 2013-8, Variable
                                           Rate Note, 6/25/43                                           167,053
         94,155      3.00                  Sequoia Mortgage Trust 2013-8, Variable
                                           Rate Note, 6/25/43                                            93,763
         93,774                            SilverLeaf Finance XVII LLC, 2.68%,
                                           3/15/26 (144A)                                                93,639
         15,688                            Structured Asset Securities Corp. Mortgage
                                           Loan Trust 2005-2XS, 4.65%,
                                           2/25/35 (Step)                                                15,932
         49,582      1.73   1M LIBOR +     Structured Asset Securities Corp. Mortgage
                            50bps          Pass-Through Certificates Series 2003-35,
                                           Floating Rate Note, 12/25/33                                  49,532
      1,000,000      3.19                  Sutherland Commercial Mortgage Loans
                                           2017-SBC6, Floating Rate Note,
                                           5/25/37 (144A)                                             1,000,013
         69,122      2.22                  Thornburg Mortgage Securities Trust 2004-1,
                                           Variable Rate Note, 3/25/44                                   69,586
        113,022      2.63                  Thornburg Mortgage Securities Trust 2004-4,
                                           Variable Rate Note, 12/25/44                                 113,504
        215,310      3.00                  Towd Point Mortgage Trust 2015-1 REMICS,
                                           Floating Rate Note, 10/25/53 (144A)                          218,424

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 39

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
        865,953      3.50                  Towd Point Mortgage Trust 2015-4 REMICS,
                                           Variable Rate Note, 4/25/55 (144A)                     $     887,108
        150,000      2.88   1M LIBOR +     Tricon American Homes 2015-SFR1 Trust
                            165bps         REMICS, Floating Rate Note,
                                           5/19/32 (144A)                                               150,532
        134,229      3.23   1M LIBOR +     Velocity Commercial Capital Loan Trust
                            200bps         2014-1, Floating Rate Note,
                                           9/25/44 (144A)                                               134,334
        413,740      3.66   1M LIBOR +     Velocity Commercial Capital Loan Trust
                            243bps         2015-1, Floating Rate Note,
                                           6/25/45 (144A)                                               416,454
        925,000      2.31                  WaMu Commercial Mortgage Securities
                                           Trust 2006-SL1, Variable Rate Note,
                                           11/23/43 (144A)                                              890,890
      1,250,000      3.08   1M LIBOR +     Wells Fargo Commercial Mortgage Trust
                            185bps         2014-TISH REMICS, Floating Rate Note,
                                           2/15/27 (144A)                                             1,253,650
        800,000      4.73   1M LIBOR +     Wells Fargo Commercial Mortgage Trust
                            350bps         2014-TISH, Floating Rate Note,
                                           1/15/27 (144A)                                               799,997
         42,105      1.83   1M LIBOR +     Wells Fargo Mortgage Backed Securities
                            60bps          2005-4 Trust, Floating Rate Note, 4/25/35                     41,561
                                                                                                  --------------
                                                                                                  $ 103,743,343
                                                                                                  --------------
                                           Total Banks                                            $ 103,743,343
----------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.5%
                                           Other Diversified Financial Services -- 0.3%
        454,599      5.88                  Banc of America Commercial Mortgage
                                           Trust 2007-3, Variable Rate Note, 6/10/49              $     457,814
        489,023      3.13   1M LIBOR +     Colony American Homes 2014-2, Floating
                            190bps         Rate Note, 7/19/31 (144A)                                    491,724
        673,043      6.51                  Morgan Stanley Capital I Trust 2008-TOP29
                                           REMICS, Variable Rate Note, 1/11/43                          677,768
        446,870      3.47                  Sequoia Mortgage Trust 2012-1, Variable
                                           Rate Note, 1/25/42                                           454,303
                                                                                                  --------------
                                                                                                  $   2,081,609
----------------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.2%
      1,000,000      3.23   1M LIBOR +     BAMLL Commercial Mortgage Securities
                            200bps         Trust 2015-ASHF REMICS, Floating Rate
                                           Note, 1/15/28 (144A)                                   $   1,002,459
                                                                                                  --------------
                                           Total Diversified Financials                           $   3,084,068
----------------------------------------------------------------------------------------------------------------
                                           GOVERNMENT -- 10.8%
          3,191      1.20   1M LIBOR +     Collateralized Mortgage Obligation Trust 44,
                            95bps          Floating Rate Note, 7/1/18                             $       3,194
        252,612      3.23   1M LIBOR +     Fannie Mae Connecticut Avenue Securities,
                            200bps         Floating Rate Note, 10/25/23                                 255,145

The accompanying notes are an integral part of these financial statements.

40 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Government -- (continued)
        294,498      2.18   1M LIBOR +     Fannie Mae Connecticut Avenue Securities,
                            95bps          Floating Rate Note, 5/25/24                            $     295,494
        152,789      2.43   1M LIBOR +     Fannie Mae Connecticut Avenue Securities,
                            120bps         Floating Rate Note, 7/25/24                                  153,016
        302,989      3.38   1M LIBOR +     Fannie Mae Connecticut Avenue Securities,
                            215bps         Floating Rate Note, 9/25/28                                  306,997
        158,906      2.90                  Fannie Mae Trust 2005-W4, Variable Rate
                                           Note, 6/26/45                                                169,208
        405,339      1.49   1M LIBOR +     Fannie Mae Whole Loan, Floating Rate
                            26bps          Note, 11/25/46                                               406,116
        397,241                            Fannie Mae, 1.5%, 4/25/27                                    392,180
        123,167                            Fannie Mae, 2.5%, 1/25/30                                    124,026
        203,454                            Fannie Mae, 2.5%, 11/25/25                                   205,698
         72,322                            Fannie Mae, 2.5%, 3/25/24                                     72,442
        167,525                            Fannie Mae, 2.5%, 6/25/24                                    168,275
        501,826                            Fannie Mae, 2.75%, 3/25/21                                   509,200
        131,634                            Fannie Mae, 3.0%, 1/25/29                                    132,173
        124,589                            Fannie Mae, 3.0%, 11/25/18                                   125,092
      1,066,181                            Fannie Mae, 3.0%, 6/25/22                                  1,078,828
        138,733                            Fannie Mae, 3.0%, 8/25/37                                    139,829
        502,727                            Fannie Mae, 3.5%, 2/25/26                                    518,215
         84,201                            Fannie Mae, 3.5%, 6/25/21                                     85,262
        325,069                            Fannie Mae, 3.5%, 8/25/25                                    328,875
        123,773                            Fannie Mae, 4.0%, 10/25/24                                   125,398
        258,427                            Fannie Mae, 4.0%, 4/25/37                                    259,609
        301,587                            Fannie Mae, 4.0%, 4/25/38                                    306,475
        432,443                            Fannie Mae, 4.25%, 3/25/25                                   440,171
        960,640                            Fannie Mae, 4.5%, 4/25/24                                    994,494
         16,981                            Fannie Mae, 4.5%, 9/25/35                                     16,972
        442,347                            Fannie Mae, 5.0%, 3/25/24                                    460,700
      1,310,048      1.68   1M LIBOR +     Fannie Mae, Floating Rate
                            45bps          Note, 11/25/32                                             1,315,006
        663,998      1.53   1M LIBOR +     Fannie Mae, Floating Rate
                            30bps          Note, 12/25/33                                               662,081
         11,614                            Federal Home Loan Mortgage Corp.
                                           REMICS, 3.5%, 10/15/18                                        11,671
         34,673      1.53   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            30bps          REMICS, Floating Rate Note, 1/15/36                           34,652
        394,544      1.53   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            30bps          REMICS, Floating Rate Note, 1/15/37                          392,770
         10,940      1.43   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            20bps          REMICS, Floating Rate Note, 10/15/20                          10,962
        141,420      1.81   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            58bps          REMICS, Floating Rate Note, 10/15/37                         142,406

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 41

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Government -- (continued)
        109,925      1.58   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            35bps          REMICS, Floating Rate Note, 11/15/36                   $     109,937
         53,069      1.58   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            35bps          REMICS, Floating Rate Note, 11/15/36                          53,075
        239,351      1.60   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            37.5bps        REMICS, Floating Rate Note, 11/15/37                         239,821
         33,189      1.63   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            40bps          REMICS, Floating Rate Note, 12/15/32                          33,268
         33,080      1.63   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            40bps          REMICS, Floating Rate Note, 12/15/32                          33,148
        196,209      1.55   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            32bps          REMICS, Floating Rate Note, 12/15/35                         195,611
        150,902      1.93   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            70bps          REMICS, Floating Rate Note, 12/15/39                         152,938
        106,282      1.53   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            30bps          REMICS, Floating Rate Note, 2/15/30                          106,381
        129,882      2.23   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            100bps         REMICS, Floating Rate Note, 2/15/32                          133,265
        145,298      1.63   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            40bps          REMICS, Floating Rate Note, 2/15/33                          145,432
        114,156      1.53   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            30bps          REMICS, Floating Rate Note, 2/15/36                          114,361
         63,241      1.53   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            30bps          REMICS, Floating Rate Note, 2/15/39                           63,443
        155,884      1.73   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            50bps          REMICS, Floating Rate Note, 2/15/41                          156,032
        103,907      1.78   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            55bps          REMICS, Floating Rate Note, 2/15/42                          104,848
         92,088      2.23   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            100bps         REMICS, Floating Rate Note, 3/15/32                           94,229
        159,822      2.23   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            100bps         REMICS, Floating Rate Note, 3/15/32                          164,376
         59,669      1.63   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            40bps          REMICS, Floating Rate Note, 3/15/38                           59,726
        287,512      1.63   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            40bps          REMICS, Floating Rate Note, 3/15/41                          288,262
        141,086      1.78   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            55bps          REMICS, Floating Rate Note, 4/15/27                          142,876
        133,475      1.73   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            50bps          REMICS, Floating Rate Note, 4/15/28                          134,019
         64,838      1.53   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            30bps          REMICS, Floating Rate Note, 4/15/36                           64,774
        170,225      1.65   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            42bps          REMICS, Floating Rate Note, 4/15/41                          170,210

The accompanying notes are an integral part of these financial statements.

42 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Government -- (continued)
         70,861      1.63   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            40bps          REMICS, Floating Rate Note, 5/15/36                    $      71,034
         48,143      1.63   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            40bps          REMICS, Floating Rate Note, 5/15/41                           48,274
         70,643      1.65   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            42bps          REMICS, Floating Rate Note, 6/15/36                           70,813
        157,401      1.66   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            43bps          REMICS, Floating Rate Note, 6/15/41                          158,091
         78,884      1.63   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            40bps          REMICS, Floating Rate Note, 7/15/23                           79,238
        125,600      1.73   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            50bps          REMICS, Floating Rate Note, 7/15/36                          126,236
         15,507      1.83   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            60bps          REMICS, Floating Rate Note, 8/15/18                           15,541
        132,105      1.48   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            25bps          REMICS, Floating Rate Note, 8/15/25                          132,076
         62,231      1.43   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            20bps          REMICS, Floating Rate Note, 8/15/26                           62,264
         48,986      1.48   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            25bps          REMICS, Floating Rate Note, 8/15/35                           48,911
        112,938      1.48   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            25bps          REMICS, Floating Rate Note, 8/15/36                          112,695
        119,825      1.53   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            30bps          REMICS, Floating Rate Note, 9/15/26                          120,131
         27,292      1.68   1M LIBOR +     Federal Home Loan Mortgage Corp.
                            45bps          REMICS, Floating Rate Note, 9/15/33                           27,290
        220,237                            Federal Home Loan Mortgage Corp.,
                                           2.75%, 11/15/25                                              223,071
        187,870                            Federal Home Loan Mortgage Corp.,
                                           3.0%, 1/15/30                                                191,573
        183,032                            Federal Home Loan Mortgage Corp.,
                                           3.0%, 12/15/24                                               183,583
         76,118                            Federal Home Loan Mortgage Corp.,
                                           3.5%, 10/15/24                                                77,106
         35,302                            Federal Home Loan Mortgage Corp.,
                                           3.5%, 8/15/28                                                 35,690
         70,925                            Federal Home Loan Mortgage Corp.,
                                           4.0%, 1/15/34                                                 71,858
        891,122      1.73   1M LIBOR +     Federal Home Loan Mortgage Corp.,
                            50bps          Floating Rate Note, 1/15/33                                  894,737
        117,883      1.48   1M LIBOR +     Federal Home Loan Mortgage Corp.,
                            25bps          Floating Rate Note, 1/15/35                                  118,092
         43,936      1.55   1M LIBOR +     Federal Home Loan Mortgage Corp.,
                            32bps          Floating Rate Note, 11/15/36                                  43,919
        188,790      1.68   1M LIBOR +     Federal Home Loan Mortgage Corp.,
                            45bps          Floating Rate Note, 2/17/32                                  190,340

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 43

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Government -- (continued)
        175,459      1.58   1M LIBOR +     Federal Home Loan Mortgage Corp.,
                            35bps          Floating Rate Note, 3/15/30                            $     175,980
        202,818      1.80   1M LIBOR +     Federal Home Loan Mortgage Corp.,
                            57bps          Floating Rate Note, 3/15/32                                  203,705
        598,025      1.54   1M LIBOR +     Federal Home Loan Mortgage Corp.,
                            31bps          Floating Rate Note, 4/15/33                                  595,997
        325,144      1.58   1M LIBOR +     Federal Home Loan Mortgage Corp.,
                            35bps          Floating Rate Note, 4/15/36                                  325,732
         10,315      1.38   1M LIBOR +     Federal Home Loan Mortgage Corp.,
                            15bps          Floating Rate Note, 7/15/19                                   10,304
        185,868      1.73   1M LIBOR +     Federal Home Loan Mortgage Corp.,
                            50bps          Floating Rate Note, 7/15/28                                  187,828
        345,247      1.73   1M LIBOR +     Federal Home Loan Mortgage Corp.,
                            50bps          Floating Rate Note, 7/15/31                                  346,883
         67,991      1.53   1M LIBOR +     Federal Home Loan Mortgage Corp.,
                            30bps          Floating Rate Note, 8/15/19                                   67,953
        591,016      3.69                  Federal National Mortgage Association
                                           2004-T2, Floating Rate Note, 7/25/43                         625,714
         53,213                            Federal National Mortgage Association
                                           REMICS, 1.5%, 11/25/20                                        52,997
        123,960                            Federal National Mortgage Association
                                           REMICS, 1.75%, 12/25/22                                      123,258
        163,297                            Federal National Mortgage Association
                                           REMICS, 3.0%, 1/25/21                                        164,749
         61,244                            Federal National Mortgage Association
                                           REMICS, 3.0%, 4/25/40                                         62,286
        117,094                            Federal National Mortgage Association
                                           REMICS, 3.5%, 10/25/39                                       120,983
         57,290                            Federal National Mortgage Association
                                           REMICS, 6.0%, 6/25/29                                         64,388
         38,600      1.88   1M LIBOR +     Federal National Mortgage Association
                            65bps          REMICS, Floating Rate Note, 1/18/32                           39,190
         49,823      1.73   1M LIBOR +     Federal National Mortgage Association
                            50bps          REMICS, Floating Rate Note, 1/25/33                           49,925
        100,911      1.53   1M LIBOR +     Federal National Mortgage Association
                            30bps          REMICS, Floating Rate Note, 10/25/35                         100,877
        202,256      1.63   1M LIBOR +     Federal National Mortgage Association
                            40bps          REMICS, Floating Rate Note, 10/25/36                         201,977
         94,203      2.45   1M LIBOR +     Federal National Mortgage Association
                            122bps         REMICS, Floating Rate Note, 10/25/38                          96,370
        252,202      2.23   1M LIBOR +     Federal National Mortgage Association
                            100bps         REMICS, Floating Rate Note, 11/18/32                         257,857
        179,526      1.59   1M LIBOR +     Federal National Mortgage Association
                            36bps          REMICS, Floating Rate Note, 11/25/36                         179,782
        211,871      1.93   1M LIBOR +     Federal National Mortgage Association
                            70bps          REMICS, Floating Rate Note, 11/25/39                         214,315

The accompanying notes are an integral part of these financial statements.

44 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Government -- (continued)
        173,580      1.63   1M LIBOR +     Federal National Mortgage Association
                            40bps          REMICS, Floating Rate Note, 12/18/32                   $     173,742
        334,496      2.23   1M LIBOR +     Federal National Mortgage Association
                            100bps         REMICS, Floating Rate Note, 12/25/23                         338,027
         65,214      2.13   1M LIBOR +     Federal National Mortgage Association
                            90bps          REMICS, Floating Rate Note, 12/25/31                          66,065
        383,641      1.73   1M LIBOR +     Federal National Mortgage Association
                            50bps          REMICS, Floating Rate Note, 12/25/32                         385,385
         63,826      1.85   1M LIBOR +     Federal National Mortgage Association
                            62bps          REMICS, Floating Rate Note, 12/25/37                          64,019
        129,071      1.58   1M LIBOR +     Federal National Mortgage Association
                            35bps          REMICS, Floating Rate Note, 2/25/33                          130,023
        122,667      1.54   1M LIBOR +     Federal National Mortgage Association
                            31bps          REMICS, Floating Rate Note, 2/25/35                          122,291
         58,779      1.48   1M LIBOR +     Federal National Mortgage Association
                            25bps          REMICS, Floating Rate Note, 2/25/37                           58,376
         98,234      1.43   1M LIBOR +     Federal National Mortgage Association
                            20bps          REMICS, Floating Rate Note, 2/25/37                           97,637
         88,108      1.73   1M LIBOR +     Federal National Mortgage Association
                            50bps          REMICS, Floating Rate Note, 3/25/24                           89,040
        201,916      1.63   1M LIBOR +     Federal National Mortgage Association
                            40bps          REMICS, Floating Rate Note, 3/25/34                          201,993
        111,984      1.63   1M LIBOR +     Federal National Mortgage Association
                            40bps          REMICS, Floating Rate Note, 3/25/34                          112,365
         73,389      1.58   1M LIBOR +     Federal National Mortgage Association
                            35bps          REMICS, Floating Rate Note, 3/25/35                           73,633
        799,524      1.53   1M LIBOR +     Federal National Mortgage Association
                            30bps          REMICS, Floating Rate Note, 3/25/36                          795,621
        100,125      1.48   1M LIBOR +     Federal National Mortgage Association
                            25bps          REMICS, Floating Rate Note, 3/25/37                           99,437
         77,601      1.59   1M LIBOR +     Federal National Mortgage Association
                            36bps          REMICS, Floating Rate Note, 3/25/37                           77,965
         68,067      1.48   1M LIBOR +     Federal National Mortgage Association
                            25bps          REMICS, Floating Rate Note, 3/25/37                           67,918
        121,448      1.58   1M LIBOR +     Federal National Mortgage Association
                            35bps          REMICS, Floating Rate Note, 3/25/37                          120,619
        519,081      1.45   1M LIBOR +     Federal National Mortgage Association
                            22bps          REMICS, Floating Rate Note, 3/25/45                          506,554
        339,979      2.13   1M LIBOR +     Federal National Mortgage Association
                            90bps          REMICS, Floating Rate Note, 4/25/32                          344,705
        340,272      2.23   1M LIBOR +     Federal National Mortgage Association
                            100bps         REMICS, Floating Rate Note, 4/25/32                          350,165
         37,379      1.63   1M LIBOR +     Federal National Mortgage Association
                            40bps          REMICS, Floating Rate Note, 4/25/34                           37,607
        161,723      1.48   1M LIBOR +     Federal National Mortgage Association
                            25bps          REMICS, Floating Rate Note, 4/25/36                          161,101

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 45

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Government -- (continued)
        382,751      1.73   1M LIBOR +     Federal National Mortgage Association
                            50bps          REMICS, Floating Rate Note, 5/18/32                    $     384,305
         58,740      1.73   1M LIBOR +     Federal National Mortgage Association
                            50bps          REMICS, Floating Rate Note, 5/25/33                           58,848
         59,392      1.58   1M LIBOR +     Federal National Mortgage Association
                            35bps          REMICS, Floating Rate Note, 5/25/36                           59,204
         79,774      1.63   1M LIBOR +     Federal National Mortgage Association
                            40bps          REMICS, Floating Rate Note, 5/25/37                           79,971
        133,600      1.78   1M LIBOR +     Federal National Mortgage Association
                            55bps          REMICS, Floating Rate Note, 5/25/40                          134,547
        115,532      1.68   1M LIBOR +     Federal National Mortgage Association
                            45bps          REMICS, Floating Rate Note, 6/25/36                          116,128
        138,496      1.47   1M LIBOR +     Federal National Mortgage Association
                            24bps          REMICS, Floating Rate Note, 6/25/37                          137,998
         43,318      1.48   1M LIBOR +     Federal National Mortgage Association
                            25bps          REMICS, Floating Rate Note, 6/25/37                           43,021
        152,817      1.48   1M LIBOR +     Federal National Mortgage Association
                            25bps          REMICS, Floating Rate Note, 6/25/37                          151,763
         27,905      1.73   1M LIBOR +     Federal National Mortgage Association
                            50bps          REMICS, Floating Rate Note, 6/25/38                           28,005
         65,730      1.63   1M LIBOR +     Federal National Mortgage Association
                            40bps          REMICS, Floating Rate Note, 7/25/34                           65,767
        100,921      1.53   1M LIBOR +     Federal National Mortgage Association
                            30bps          REMICS, Floating Rate Note, 7/25/35                          100,799
        229,014      1.48   1M LIBOR +     Federal National Mortgage Association
                            25bps          REMICS, Floating Rate Note, 7/25/35                          228,687
        184,060      2.13   1M LIBOR +     Federal National Mortgage Association
                            90bps          REMICS, Floating Rate Note, 7/25/38                          187,444
        292,014      1.53   1M LIBOR +     Federal National Mortgage Association
                            30bps          REMICS, Floating Rate Note, 8/25/40                          293,547
        276,625      1.73   1M LIBOR +     Federal National Mortgage Association
                            50bps          REMICS, Floating Rate Note, 9/25/33                          277,241
         88,227      1.58   1M LIBOR +     Federal National Mortgage Association
                            35bps          REMICS, Floating Rate Note, 9/25/36                           88,298
         51,689      1.80   1M LIBOR +     Federal National Mortgage Association
                            57bps          REMICS, Floating Rate Note, 9/25/36                           52,074
        164,005      1.80   1M LIBOR +     Federal National Mortgage Association
                            57bps          REMICS, Floating Rate Note, 9/25/37                          165,328
        177,411      1.81   1M LIBOR +     Federal National Mortgage Association
                            58bps          REMICS, Floating Rate Note, 9/25/37                          179,116
         44,090      1.80   1M LIBOR +     Federal National Mortgage Association
                            57bps          REMICS, Floating Rate Note, 9/25/37                           44,597
         39,967      1.78   1M LIBOR +     Federal National Mortgage Association
                            55bps          REMICS, Floating Rate Note, 9/25/39                           40,234
         83,568                            Federal National Mortgage Association,
                                           1.233%, 3/25/18                                               83,260

The accompanying notes are an integral part of these financial statements.

46 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Government -- (continued)
         28,939                            Federal National Mortgage Association,
                                           2.5%, 4/25/36                                          $      28,983
         69,810                            Federal National Mortgage Association,
                                           2.75%, 6/25/20                                                70,029
         41,636                            Federal National Mortgage Association,
                                           3.0%, 6/25/39                                                 41,714
        196,265      1.58   1M LIBOR +     Federal National Mortgage Association,
                            35bps          Floating Rate Note, 10/18/32                                 197,724
        290,029      1.53   1M LIBOR +     Federal National Mortgage Association,
                            30bps          Floating Rate Note, 11/25/27                                 291,522
        195,058      2.08   1M LIBOR +     Federal National Mortgage Association,
                            85bps          Floating Rate Note, 2/25/23                                  195,699
         16,246      1.53   1M LIBOR +     Federal National Mortgage Association,
                            30bps          Floating Rate Note, 3/25/18                                   16,245
        223,869      1.58   1M LIBOR +     Federal National Mortgage Association,
                            35bps          Floating Rate Note, 3/25/36                                  224,279
        499,863      1.73   1M LIBOR +     Federal National Mortgage Association,
                            50bps          Floating Rate Note, 4/25/33                                  502,581
        145,140      3.20                  Federal National Mortgage Association,
                                           Variable Rate Note, 4/25/35                                  149,020
        312,091      1.73   1M LIBOR +     Federal National Mortgage Association,
                            50bps          Floating Rate Note, 6/25/32                                  315,584
        424,740      1.63   1M LIBOR +     Federal National Mortgage Association,
                            40bps          Floating Rate Note, 6/25/36                                  426,072
        211,186      1.53   1M LIBOR +     Federal National Mortgage Association,
                            30bps          Floating Rate Note, 8/25/35                                  211,234
         51,393      2.11   T7Y+-5bps      Federal National Mortgage Association,
                                           Floating Rate Note, 9/25/22                                   51,359
        168,133                            Freddie Mac REMICS, 3.0%, 12/15/25                           173,879
      1,283,850                            Freddie Mac REMICS, 3.0%, 8/15/39                          1,320,508
      1,010,457                            Freddie Mac REMICS, 3.5%, 11/15/25                         1,053,061
        441,520      2.18   1M LIBOR +     Freddie Mac REMICS,
                            95bps          Floating Rate Note, 2/15/32                                  453,305
         61,243      1.58   1M LIBOR +     Freddie Mac Strips,
                            35bps          Floating Rate Note, 12/15/36                                  61,316
        149,903      1.53   1M LIBOR +     Freddie Mac Strips,
                            30bps          Floating Rate Note, 8/15/36                                  149,996
         84,486      2.68   1M LIBOR +     Freddie Mac Structured Agency Credit Risk
                            145bps         Debt Notes, Floating Rate Note, 11/25/23                      84,770
        700,000      4.13   1M LIBOR +     Freddie Mac Structured Agency Credit Risk
                            290bps         Debt Notes, Floating Rate Note, 7/25/28                      725,415
        446,913                            Freddie Mac, 1.4%, 7/15/23                                   442,507
        109,576                            Freddie Mac, 2.0%, 11/15/20                                  110,038
        442,930                            Freddie Mac, 2.0%, 12/15/32                                  443,969
        637,154                            Freddie Mac, 2.0%, 2/15/25                                   639,720
        586,491                            Freddie Mac, 2.0%, 3/15/27                                   587,626

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 47

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Government -- (continued)
        616,249                            Freddie Mac, 2.0%, 5/15/32                             $     618,792
        121,716                            Freddie Mac, 2.0%, 8/15/20                                   122,093
        115,961                            Freddie Mac, 2.0%, 8/15/20                                   116,305
        298,454                            Freddie Mac, 2.0%, 9/15/25                                   299,774
      2,255,621                            Freddie Mac, 2.25%, 1/15/26                                2,271,897
        766,524                            Freddie Mac, 2.5%, 5/15/25                                   777,899
        950,074                            Freddie Mac, 2.5%, 7/15/28                                   957,409
        509,780                            Freddie Mac, 2.5%, 8/15/29                                   514,648
        287,003                            Freddie Mac, 3.0%, 10/15/25                                  289,706
      1,020,783                            Freddie Mac, 3.0%, 11/15/38                                1,036,983
        238,543                            Freddie Mac, 3.0%, 2/15/24                                   239,754
        129,717                            Freddie Mac, 3.0%, 2/15/25                                   130,162
        274,567                            Freddie Mac, 3.0%, 5/15/29                                   277,467
        722,688                            Freddie Mac, 3.0%, 8/15/25                                   732,737
        369,012                            Freddie Mac, 3.1%, 2/15/25                                   371,097
        176,007                            Freddie Mac, 3.5%, 10/15/28                                  176,683
         90,167                            Freddie Mac, 3.5%, 11/15/28                                   91,537
        176,173                            Freddie Mac, 3.5%, 2/15/25                                   177,266
        530,091                            Freddie Mac, 3.5%, 3/15/25                                   541,290
        438,027                            Freddie Mac, 3.5%, 3/15/25                                   450,555
        178,724                            Freddie Mac, 3.5%, 6/15/24                                   180,184
        680,955                            Freddie Mac, 3.5%, 8/15/25                                   704,879
        473,737                            Freddie Mac, 4.0%, 10/15/18                                  478,475
        145,267                            Freddie Mac, 4.0%, 2/15/23                                   149,162
        592,143                            Freddie Mac, 4.0%, 4/15/29                                   617,784
        174,389                            Freddie Mac, 4.5%, 2/15/20                                   177,767
         86,858                            Freddie Mac, 4.5%, 3/15/19                                    87,816
        630,311                            Freddie Mac, 5.5%, 2/15/23                                   675,815
        425,049      1.63   1M LIBOR +     Freddie Mac, Floating Rate
                            40bps          Note, 9/15/31                                                424,489
        535,000      4.93                  FREMF Mortgage Trust 2011-K702, Variable
                                           Rate Note, 4/25/44 (144A)                                    541,273
      1,500,000      5.05                  FREMF Mortgage Trust 2011-K703, Variable
                                           Rate Note, 7/25/44 (144A)                                  1,526,884
         91,090      2.89                  FREMF Mortgage Trust 2013-K502, Variable
                                           Rate Note, 3/27/45 (144A)                                     90,926
        297,042      4.48   1M LIBOR +     FREMF Mortgage Trust 2014-KF04 REMICS,
                            325bps         Floating Rate Note, 6/25/21 (144A)                           300,381
        572,653      5.23   1M LIBOR +     FREMF Mortgage Trust 2014-KF05 REMICS,
                            400bps         Floating Rate Note, 9/25/21 (144A)                           580,998
        843,146      6.22   1M LIBOR +     FREMF Mortgage Trust 2014-KS02 REMICS,
                            500bps         Floating Rate Note, 8/25/23 (144A)                           839,562

The accompanying notes are an integral part of these financial statements.

48 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Government -- (continued)
        944,513      5.46   1M LIBOR +     FREMF Mortgage Trust 2015-KLSF REMICS,
                            440bps         Floating Rate Note, 11/25/22 (144A)                    $     954,611
      1,543,918                            Government National Mortgage Association
                                           REMICS, 2.0%, 1/16/46                                      1,540,717
        461,537                            Government National Mortgage Association
                                           REMICS, 3.0%, 8/16/26                                        474,547
        632,785                            Government National Mortgage Association
                                           REMICS, 4.0%, 9/20/37                                        643,916
      2,116,554      1.58   1M LIBOR +     Government National Mortgage Association
                            35bps          REMICS, Floating Rate Note, 1/20/47                        2,123,026
         98,416                            Government National Mortgage Association,
                                           2.0%, 3/16/23                                                 98,421
         79,231                            Government National Mortgage Association,
                                           2.75%, 12/20/37                                               79,464
         14,836                            Government National Mortgage Association,
                                           3.0%, 12/20/38                                                14,897
        133,978                            Government National Mortgage Association,
                                           3.0%, 4/20/41                                                136,786
        204,202                            Government National Mortgage Association,
                                           3.5%, 5/20/39                                                207,852
         13,183                            Government National Mortgage Association,
                                           3.5%, 8/20/38                                                 13,182
        155,047                            Government National Mortgage Association,
                                           4.5%, 2/20/38                                                158,616
         17,422                            Government National Mortgage Association,
                                           5.0%, 4/20/36                                                 17,706
        162,439      1.48   1M LIBOR +     Government National Mortgage Association,
                            25bps          Floating Rate Note, 1/16/35                                  162,298
        417,684      1.78   1M LIBOR +     Government National Mortgage Association,
                            55bps          Floating Rate Note, 1/16/40                                  420,492
        546,364      1.78   1M LIBOR +     Government National Mortgage Association,
                            55bps          Floating Rate Note, 12/16/26                                 553,501
        158,388      1.48   1M LIBOR +     Government National Mortgage Association,
                            25bps          Floating Rate Note, 2/20/35                                  157,640
        107,292      1.73   1M LIBOR +     Government National Mortgage Association,
                            50bps          Floating Rate Note, 2/20/38                                  107,720
         90,748      1.73   1M LIBOR +     Government National Mortgage Association,
                            50bps          Floating Rate Note, 4/16/32                                   91,474
        415,298      1.78   1M LIBOR +     Government National Mortgage Association,
                            55bps          Floating Rate Note, 4/16/32                                  420,238
        400,561      1.53   1M LIBOR +     Government National Mortgage Association,
                            30bps          Floating Rate Note, 5/16/33                                  401,494
        500,564      1.63   1M LIBOR +     Government National Mortgage Association,
                            40bps          Floating Rate Note, 6/16/32                                  504,205
        275,466      1.53   1M LIBOR +     Government National Mortgage Association,
                            30bps          Floating Rate Note, 8/20/40                                  272,192

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 49

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Government -- (continued)
        182,610      1.75   1M LIBOR +     NCUA Guaranteed Notes Trust REMICS,
                            53bps          Floating Rate Note, 3/9/21                             $     182,265
        130,498      1.73   1M LIBOR +     Structured Asset Mortgage Investments II
                            50bps          Trust 2005-F1 REMICS, Floating Rate
                                           Note, 8/26/35                                                129,881
                                                                                                  --------------
                                                                                                  $  64,654,492
                                                                                                  --------------
                                           Total Government                                       $  64,654,492
----------------------------------------------------------------------------------------------------------------
                                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                           (Cost $173,379,641)                                    $ 173,338,971
----------------------------------------------------------------------------------------------------------------
                                           CORPORATE BONDS -- 37.8%
                                           ENERGY -- 3.4%
                                           Oil & Gas Equipment & Services -- 0.4%
        775,000                            National Oilwell Varco, Inc., 1.35%, 12/1/17           $     774,174
        550,000                            Schlumberger Holdings Corp., 1.9%,
                                           12/21/17 (144A)                                              550,359
      1,130,000                            Schlumberger Holdings Corp., 2.35%,
                                           12/21/18 (144A)                                            1,137,661
                                                                                                  --------------
                                                                                                  $   2,462,194
----------------------------------------------------------------------------------------------------------------
                                           Integrated Oil & Gas -- 1.3%
      1,405,000                            BP Capital Markets Plc, 2.241%, 9/26/18                $   1,414,653
        155,000      1.72   3M LIBOR+      BP Capital Markets Plc, Floating Rate
                            54bps          Note, 5/10/19                                                156,028
        460,000      2.01   3M LIBOR+      BP Capital Markets Plc, Floating Rate
                            87bps          Note, 9/16/21                                                467,989
        560,000                            Chevron Corp., 1.718%, 6/24/18                               561,034
        560,000                            Chevron Corp., 1.991%, 3/3/20                                565,504
        600,000      1.69   3M LIBOR+      Chevron Corp., Floating Rate Note,
                            51bps          11/16/18                                                     603,322
        600,000      1.68   3M LIBOR+      Chevron Corp., Floating Rate
                            50bps          Note, 5/16/18                                                601,985
      1,000,000                            ConocoPhillips Co., 1.05%, 12/15/17                          998,853
      1,000,000      1.80   3M LIBOR+      Exxon Mobil Corp., Floating Rate
                            60bps          Note, 2/28/18                                              1,003,121
        585,000      1.89   3M LIBOR+      Shell International Finance BV, Floating
                            58bps          Rate Note, 11/10/18                                          588,801
        500,000      1.58   3M LIBOR+      Shell International Finance BV, Floating
                            35bps          Rate Note, 9/12/19                                           502,571
        350,000                            Statoil ASA, 1.15%, 5/15/18                                  349,188
                                                                                                  --------------
                                                                                                  $   7,813,049
----------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration & Production -- 0.2%
        850,000                            Canadian Natural Resources, Ltd.,
                                           1.75%, 1/15/18                                         $     849,621
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

50 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Refining & Marketing -- 0.1%
        500,000                            GS Caltex Corp., 3.25%, 10/1/18 (144A)                 $     504,381
        200,000                            Valero Energy Corp., 9.375%, 3/15/19                         222,110
                                                                                                  --------------
                                                                                                  $     726,491
----------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Storage & Transportation -- 1.4%
        875,000                            Enbridge Energy Partners LP, 6.5%, 4/15/18             $     899,023
      1,760,000                            Energy Transfer LP, 2.5%, 6/15/18                          1,768,391
      1,175,000                            Enterprise Products Operating LLC,
                                           1.65%, 5/7/18                                              1,174,477
        500,000                            Enterprise Products Operating LLC,
                                           2.55%, 10/15/19                                              504,196
        345,000                            Kinder Morgan Energy Partners LP,
                                           5.95%, 2/15/18                                               351,198
        700,000                            Kinder Morgan, Inc. Delaware, 2.0%, 12/1/17                  700,374
        750,000                            Spectra Energy Capital LLC, 6.2%, 4/15/18                    768,673
        495,000                            TransCanada PipeLines, Ltd.,
                                           1.625%, 11/9/17                                              495,085
        875,000                            TransCanada PipeLines, Ltd.,
                                           1.875%, 1/12/18                                              875,346
        199,000                            TransCanada PipeLines, Ltd.,
                                           3.125%, 1/15/19                                              202,447
        500,000      2.09   3M LIBOR+      TransCanada PipeLines, Ltd., Floating Rate
                            79bps          Note, 1/12/18                                                501,103
                                                                                                  --------------
                                                                                                  $   8,240,313
                                                                                                  --------------
                                           Total Energy                                           $  20,091,668
----------------------------------------------------------------------------------------------------------------
                                           MATERIALS -- 0.1%
                                           Diversified Chemicals -- 0.1%
        570,000                            EI du Pont de Nemours & Co., 2.2%, 5/1/20              $     574,684
                                                                                                  --------------
                                           Total Materials                                        $     574,684
----------------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 1.4%
                                           Aerospace & Defense -- 1.0%
        500,000                            Precision Castparts Corp., 1.25%, 1/15/18              $     499,671
      2,075,000                            Rockwell Collins, Inc., 1.95%, 7/15/19                     2,077,620
      1,050,000                            The Boeing Co., 0.95%, 5/15/18                             1,045,965
        575,000                            United Technologies Corp., 1.5%, 11/1/19                     572,418
        930,000                            United Technologies Corp., 1.778%,
                                           5/4/18 (Step)                                                931,003
        570,000                            United Technologies Corp., 1.9%, 5/4/20                      570,252
                                                                                                  --------------
                                                                                                  $   5,696,929
----------------------------------------------------------------------------------------------------------------
                                           Electrical Components & Equipment -- 0.2%
      1,445,000                            Broadcom Corp., 2.375%, 1/15/20 (144A) $                   1,454,699
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 51

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Industrial Conglomerates -- 0.0%+
        135,000      2.10   3M LIBOR+      General Electric Co., Floating Rate
                            80bps          Note, 4/15/20                                          $     136,863
----------------------------------------------------------------------------------------------------------------
                                           Industrial Machinery -- 0.1%
        360,000                            Stanley Black & Decker, Inc.,
                                           1.622%, 11/17/18                                       $     359,544
----------------------------------------------------------------------------------------------------------------
                                           Trading Companies & Distributors -- 0.1%
        750,000                            Aviation Capital Group Corp., 2.875%,
                                           9/17/18 (144A)                                         $     756,145
                                                                                                  --------------
                                           Total Capital Goods                                    $   8,404,180
----------------------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 0.5%
                                           Railroads -- 0.3%
        535,000                            Burlington Northern Santa Fe LLC,
                                           5.75%, 3/15/18                                         $     546,764
        274,000                            Norfolk Southern Corp., 5.75%, 4/1/18                        280,399
        500,000                            TTX Co., 2.25%, 2/1/19 (144A)                                501,105
        470,000                            Union Pacific Corp., 5.7%, 8/15/18                           488,100
                                                                                                  --------------
                                                                                                  $   1,816,368
----------------------------------------------------------------------------------------------------------------
                                           Highways & Railtracks -- 0.2%
      1,125,000                            ERAC USA Finance LLC, 6.375%,
                                           10/15/17 (144A)                                        $   1,130,712
                                                                                                  --------------
                                           Total Transportation                                   $   2,947,080
----------------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 2.1%
                                           Automobile Manufacturers -- 2.1%
        520,000                            Daimler Finance North America LLC,
                                           1.65%, 3/2/18 (144A)                                   $     520,119
        575,000                            Daimler Finance North America LLC,
                                           1.75%, 10/30/19 (144A)                                       571,684
        565,000                            Daimler Finance North America LLC,
                                           2.3%, 1/6/20 (144A)                                          568,023
        500,000                            Ford Motor Credit Co LLC, 2.681%, 1/9/20                     504,336
        560,000      1.95   3M LIBOR+      Ford Motor Credit Co LLC, Floating Rate
                            83bps          Note, 3/12/19                                                561,825
        700,000                            Ford Motor Credit Co. LLC, 1.724%, 12/6/17                   700,423
        250,000                            Ford Motor Credit Co. LLC, 2.375%, 1/16/18                   250,521
      1,000,000                            Ford Motor Credit Co. LLC, 2.875%, 10/1/18                 1,010,000
        750,000      1.63   3M LIBOR+      Ford Motor Credit Co. LLC, Floating Rate
                            52bps          Note, 9/8/17                                                 750,010
      1,145,000                            Nissan Motor Acceptance Corp., 1.55%,
                                           9/13/19 (144A)                                             1,135,499
      1,000,000                            Nissan Motor Acceptance Corp., 2.65%,
                                           9/26/18 (144A)                                             1,010,033
        575,000      1.76   3M LIBOR+      Nissan Motor Acceptance Corp., Floating
                            52bps          Rate Note, 9/13/19 (144A)                                    577,204

The accompanying notes are an integral part of these financial statements.

52 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Automobile Manufacturers -- (continued)
        670,000                            Toyota Motor Credit Corp., 1.2%, 4/6/18                $     669,127
        600,000                            Toyota Motor Credit Corp., 1.25%, 10/5/17                    600,014
        575,000                            Toyota Motor Credit Corp., 1.55%, 10/18/19                   573,322
        570,000                            Toyota Motor Credit Corp., 1.95%, 4/17/20                    572,591
        877,000      1.55   3M LIBOR+      Toyota Motor Credit Corp., Floating Rate
                            39bps          Note, 1/17/19                                                880,491
        600,000      2.00   3M LIBOR+      Toyota Motor Credit Corp., Floating Rate
                            82bps          Note, 2/19/19                                                606,509
        500,000                            Volkswagen International Finance NV,
                                           1.6%, 11/20/17 (144A)                                        499,815
                                                                                                  --------------
                                                                                                  $  12,561,546
                                                                                                  --------------
                                           Total Automobiles & Components                         $  12,561,546
----------------------------------------------------------------------------------------------------------------
                                           CONSUMER DURABLES & APPAREL -- 0.1%
                                           Homebuilding -- 0.1%
        650,000                            DR Horton, Inc., 4.0%, 2/15/20                         $     676,455
                                                                                                  --------------
                                           Total Consumer Durables & Apparel                      $     676,455
----------------------------------------------------------------------------------------------------------------
                                           MEDIA -- 0.3%
                                           Broadcasting -- 0.3%
      1,110,000                            NBCUniversal Enterprise, Inc., 1.974%,
                                           4/15/19 (144A)                                         $   1,115,458
        860,000      1.84   3M LIBOR+      NBCUniversal Enterprise, Inc., Floating
                            68.5bps        Rate Note, 4/15/18 (144A)                                    863,343
                                                                                                  --------------
                                                                                                  $   1,978,801
                                                                                                  --------------
                                           Total Media                                            $   1,978,801
----------------------------------------------------------------------------------------------------------------
                                           RETAILING -- 0.5%
                                           Internet Retail -- 0.2%
        775,000                            Amazon.com, Inc., 1.9%, 8/21/20 (144A)                 $     778,184
----------------------------------------------------------------------------------------------------------------
                                           Home Improvement Retail -- 0.1%
        750,000      1.62   3M LIBOR+      The Home Depot, Inc., Floating Rate
                            37bps          Note, 9/15/17                                          $     750,075
----------------------------------------------------------------------------------------------------------------
                                           Automotive Retail -- 0.2%
        625,000                            AutoZone, Inc., 1.625%, 4/21/19                        $     622,354
        500,000                            Volkswagen Group of America Finance
                                           LLC, 1.65%, 5/22/18 (144A)                                   499,432
                                                                                                  --------------
                                                                                                  $   1,121,786
                                                                                                  --------------
                                           Total Retailing                                        $   2,650,045
----------------------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 1.2%
                                           Brewers -- 0.2%
        800,000      2.57   3M LIBOR+      Anheuser-Busch InBev Finance, Inc.,
                            126bps         Floating Rate Note, 2/1/21                             $     825,778
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 53

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Packaged Foods & Meats -- 0.7%
        575,000                            Danone SA, 1.691%, 10/30/19 (144A)                     $     571,335
        580,000                            Kraft Heinz Foods Co., 2.0%, 7/2/18                          581,394
        300,000      1.88   3M LIBOR+      Kraft Heinz Foods Co., Floating Rate
                            57bps          Note, 2/10/21                                                300,017
        575,000                            Mondelez International Holdings
                                           Netherlands BV, 1.625%, 10/28/19 (144A)                      570,336
        585,000      1.92   3M LIBOR+      Mondelez International Holdings
                            61bps          Netherlands BV, Floating Rate Note,
                                           10/28/19 (144A)                                              587,277
        575,000                            Smithfield Foods, Inc., 2.7%,
                                           1/31/20 (144A)                                               578,945
        155,000      1.76   3M LIBOR+      Tyson Foods, Inc., Floating Rate
                            55bps          Note, 6/2/20                                                 155,759
      1,000,000                            Wm Wrigley Jr Co., 2.0%, 10/20/17 (144A)                   1,000,596
                                                                                                  --------------
                                                                                                  $   4,345,659
----------------------------------------------------------------------------------------------------------------
                                           Tobacco -- 0.3%
        600,000      1.90   3M LIBOR+      BAT Capital Corp., Floating Rate Note,
                            59bps          8/14/20 (144A)                                         $     600,358
      1,335,000                            Reynolds American, Inc., 2.3%, 6/12/18                     1,340,276
                                                                                                  --------------
                                                                                                  $   1,940,634
                                                                                                  --------------
                                           Total Food, Beverage & Tobacco                         $   7,112,071
----------------------------------------------------------------------------------------------------------------
                                           HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                           Household Products -- 0.1%
        500,000                            Reckitt Benckiser Treasury Services Plc,
                                           2.125%, 9/21/18 (144A)                                 $     502,339
                                                                                                  --------------
                                           Total Household & Personal Products                    $     502,339
----------------------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 0.9%
                                           Health Care Equipment -- 0.5%
      1,115,000                            Abbott Laboratories, 2.0%, 3/15/20                     $   1,119,864
        500,000                            Boston Scientific Corp., 2.65%, 10/1/18                      504,924
      1,270,000      2.05   3M LIBOR+      Medtronic, Inc., Floating Rate
                            80bps          Note, 3/15/20                                              1,289,665
                                                                                                  --------------
                                                                                                  $   2,914,453
----------------------------------------------------------------------------------------------------------------
                                           Managed Health Care -- 0.4%
        600,000                            Aetna, Inc., 1.7%, 6/7/18                              $     600,440
        570,000      1.87   3M LIBOR+      Aetna, Inc., Floating Rate
                            65bps          Note, 12/8/17                                                570,794
        585,000                            UnitedHealth Group, Inc., 1.4%, 12/15/17                     584,936
        600,000                            UnitedHealth Group, Inc., 1.9%, 7/16/18                      601,898
                                                                                                  --------------
                                                                                                  $   2,358,068
                                                                                                  --------------
                                           Total Health Care Equipment & Services                 $   5,272,521
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS, BIOTECHNOLOGY &
                                           LIFE SCIENCES -- 2.0%
                                           Biotechnology -- 1.2%
        560,000                            AbbVie, Inc., 1.8%, 5/14/18                            $     560,573
      1,125,000                            AbbVie, Inc., 2.0%, 11/6/18                                1,129,234
      1,150,000                            Amgen, Inc., 1.9%, 5/10/19                                 1,151,233
        950,000                            Amgen, Inc., 5.7%, 2/1/19                                  1,002,230
        607,000      1.77   3M LIBOR+      Amgen, Inc., Floating Rate
                            60bps          Note, 5/22/19                                                611,435
        600,000      2.07   3M LIBOR+      Baxalta, Inc., Floating Rate
                            78bps          Note, 6/22/18                                                602,388
        550,000                            Biogen, Inc., 2.9%, 9/15/20                                  562,882
        600,000                            Celgene Corp., 2.125%, 8/15/18                               602,645
        570,000                            Celgene Corp., 2.875%, 8/15/20                               584,502
        750,000                            Gilead Sciences, Inc., 1.85%, 9/4/18                         753,183
                                                                                                  --------------
                                                                                                  $   7,560,305
----------------------------------------------------------------------------------------------------------------
                                           Pharmaceuticals -- 0.6%
        750,000                            Bayer US Finance LLC, 1.5%,
                                           10/6/17 (144A)                                         $     749,972
        550,000                            Johnson & Johnson, 2.95%, 9/1/20                             571,255
      1,115,000                            Mylan NV, 3.75%, 12/15/20                                  1,154,677
      1,155,000                            Shire Acquisitions Investments Ireland
                                           DAC, 1.9%, 9/23/19                                         1,151,883
                                                                                                  --------------
                                                                                                  $   3,627,787
----------------------------------------------------------------------------------------------------------------
                                           Life Sciences Tools & Services -- 0.2%
      1,000,000                            Thermo Fisher Scientific, Inc., 2.4%, 2/1/19           $   1,007,290
                                                                                                  --------------
                                           Total Pharmaceuticals, Biotechnology &
                                           Life Sciences                                          $  12,195,382
----------------------------------------------------------------------------------------------------------------
                                           BANKS -- 10.3%
                                           Diversified Banks -- 7.6%
      1,155,000                            ABN AMRO Bank NV, 1.8%, 9/20/19 (144A)                 $   1,150,863
      1,140,000                            ABN AMRO Bank NV, 2.1%, 1/18/19 (144A)                     1,145,519
      1,290,000                            Bank of America Corp., 2.0%, 1/11/18                       1,291,853
      1,135,000                            Bank of America Corp., 2.6%, 1/15/19                       1,146,523
        300,000                            Bank of America Corp., 5.75%, 12/1/17                        302,932
        585,000      2.23   3M LIBOR+      Bank of America Corp., Floating Rate
                            107bps         Note, 3/22/18                                                587,716
        750,000                            Bank of America NA, 1.75%, 6/5/18                            751,007
        255,000      1.69   3M LIBOR+      Bank of Montreal, Floating Rate
                            44bps          Note, 6/15/20                                                255,492
        585,000      1.81   3M LIBOR+      Bank of Montreal, Floating Rate
                            65bps          Note, 7/18/19                                                589,225
        870,000                            Banque Federative du Credit Mutuel
                                           SA, 2.0%, 4/12/19 (144A)                                     872,551

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 55

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Diversified Banks -- (continued)
        220,000                            Banque Federative du Credit Mutuel
                                           SA, 2.75%, 1/22/19 (144A)                              $     222,936
        655,000      1.80   3M LIBOR+      Banque Federative du Credit Mutuel
                            49bps          SA, Floating Rate Note, 7/20/20 (144A)                       656,139
        870,000                            BPCE SA, 1.625%, 1/26/18                                     869,856
        750,000                            Citigroup, Inc., 1.8%, 2/5/18                                750,485
        600,000                            Citigroup, Inc., 2.05%, 12/7/18                              601,936
      1,450,000      1.86   3M LIBOR+      Citigroup, Inc., Floating Rate
                            69bps          Note, 4/27/18                                              1,454,548
      1,220,000      2.88   3M LIBOR+      Citigroup, Inc., Floating Rate
                            170bps         Note, 5/15/18                                              1,232,189
        570,000                            Citizens Bank NA, 2.2%, 5/26/20                              571,752
        560,000                            Citizens Bank NA, 2.25%, 3/2/20                              562,442
        600,000                            Citizens Bank NA, 2.5%, 3/14/19                              605,406
        750,000      1.49   3M LIBOR+      Commonwealth Bank of Australia,
                            27bps          Floating Rate Note, 9/8/17 (144A)                            750,007
        580,000      1.69   3M LIBOR+      Cooperatieve Rabobank UA New York,
                            51bps          Floating Rate Note, 8/9/19                                   583,485
        639,000                            Danske Bank AS, 1.65%, 9/6/19 (144A)                         635,090
      1,165,000      1.80   3M LIBOR+      Danske Bank AS, Floating Rate Note,
                            58bps          9/6/19 (144A)                                              1,166,886
        575,000                            Discover Bank, 2.0%, 2/21/18                                 575,894
      1,725,000                            Discover Bank, 2.6%, 11/13/18                              1,738,942
        140,000                            Fifth Third Bank Cincinnati Ohio,
                                           1.625%, 9/27/19                                              139,410
        725,000                            HSBC USA, Inc., 1.625%, 1/16/18                              725,191
        845,000                            HSBC USA, Inc., 1.7%, 3/5/18                                 845,583
        580,000                            ING Bank NV, 2.0%, 11/26/18 (144A)                           581,183
        600,000      2.42   3M LIBOR+      ING Bank NV, Floating Rate Note,
                            113bps         3/22/19 (144A)                                               607,912
        560,000      1.79   3M LIBOR+      ING Bank NV, Floating Rate Note,
                            61bps          8/15/19 (144A)                                               562,612
        900,000                            JPMorgan Chase & Co., 4.4%, 7/22/20                          960,370
      1,150,000      2.06   3M LIBOR+      JPMorgan Chase & Co., Floating Rate
                            90bps          Note, 1/25/18                                              1,153,513
        500,000      3.87   CPI YOY+       JPMorgan Chase & Co., Variable Rate
                            200bps         Note, 2/25/21                                                496,650
        585,000      1.60   3M LIBOR+      JPMorgan Chase Bank NA, Floating Rate
                            45bps          Note, 9/21/18                                                586,752
        600,000                            Lloyds Bank Plc, 2.05%, 1/22/19                              602,346
        400,000                            Macquarie Bank, Ltd., 2.6%, 6/24/19 (144A)                   404,058
      1,000,000                            MUFG Union Bank NA, 2.625%, 9/26/18                        1,008,750
        620,000                            National City Bank of Indiana,
                                           4.25%, 7/1/18                                                632,954
        575,000                            Nordea Bank AB, 1.625%, 9/30/19 (144A)                       573,030

The accompanying notes are an integral part of these financial statements.

56 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Diversified Banks -- (continued)
        575,000                            Nordea Bank AB, 2.125%, 5/29/20 (144A)                 $     578,579
        590,000                            Nordea Bank AB, 2.375%, 4/4/19 (144A)                        595,738
        560,000                            Royal Bank of Canada, 2.125%, 3/2/20                         563,804
        580,000      1.65   3M LIBOR+      Royal Bank of Canada, Floating Rate
                            48bps          Note, 7/29/19                                                582,780
        750,000      1.71   3M LIBOR+      Santander UK Plc, Floating Rate
                            41bps          Note, 9/29/17                                                750,140
        560,000                            Skandinaviska Enskilda Banken AB,
                                           2.375%, 11/20/18 (144A)                                      564,466
        570,000      1.69   3M LIBOR+      Skandinaviska Enskilda Banken AB,
                            57bps          Floating Rate Note, 9/13/19 (144A)                           573,369
        575,000                            Sumitomo Mitsui Banking Corp.,
                                           1.762%, 10/19/18                                             575,242
        565,000      1.70   3M LIBOR+      Sumitomo Mitsui Banking Corp., Floating
                            54bps          Rate Note, 1/11/19                                           567,582
        565,000      1.74   3M LIBOR+      Sumitomo Mitsui Banking Corp., Floating
                            58bps          Rate Note, 1/16/18                                           565,906
        560,000                            Sumitomo Mitsui Trust Bank, Ltd.,
                                           2.05%, 3/6/19 (144A)                                         560,782
        750,000      1.59   3M LIBOR+      Svenska Handelsbanken AB, Floating
                            49bps          Rate Note, 9/6/19                                            753,591
        750,000      0.00   3M LIBOR+      Svenska Handelsbanken AB, Floating
                            36bps          Rate Note, 9/8/20                                            751,328
        500,000                            The Bank of Nova Scotia, 1.45%, 4/25/18                      499,767
        585,000                            The Bank of Nova Scotia, 1.65%, 6/14/19                      584,740
        550,000                            The Bank of Nova Scotia, 2.05%, 6/5/19                       552,808
        305,000                            The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
                                           2.7%, 9/9/18 (144A)                                          307,861
        500,000      1.42   3M LIBOR+      The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
                            31bps          Floating Rate Note, 9/8/17 (144A)                            500,006
        500,000                            The Toronto-Dominion Bank, 1.4%, 4/30/18                     499,936
        600,000      1.83   3M LIBOR+      The Toronto-Dominion Bank, Floating Rate
                            65bps          Note, 8/13/19                                                605,103
        900,000                            UBS Group Funding Switzerland AG,
                                           2.95%, 9/24/20 (144A)                                        917,406
        750,000      1.56   3M LIBOR+      US Bancorp, Floating Rate
                            40bps          Note, 4/25/19                                                753,510
        600,000                            Wells Fargo & Co., 5.625%, 12/11/17                          606,538
        575,000      1.78   3M LIBOR+      Wells Fargo & Co., Floating Rate
                            63bps          Note, 4/23/18                                                577,096
                                                                                                  --------------
                                                                                                  $  45,340,066
----------------------------------------------------------------------------------------------------------------
                                           Regional Banks -- 2.7%
        500,000                            Branch Banking & Trust Co.,
                                           1.35%, 10/1/17                                         $     500,000
        560,000                            Branch Banking & Trust Co., 2.1%, 1/15/20                    564,031

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 57

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Regional Banks -- (continued)
        500,000                            Branch Banking & Trust Co., 2.3%, 10/15/18             $     503,467
        500,000                            Capital One NA, 1.85%, 9/13/19                               497,908
      1,000,000                            Capital One NA, 2.35%, 8/17/18                             1,004,941
        250,000                            Credit Suisse AG New York NY,
                                           1.75%, 1/29/18                                               250,153
        885,000                            Credit Suisse AG New York NY,
                                           4.375%, 8/5/20                                               943,205
        985,000                            Fifth Third Bancorp, 2.3%, 3/1/19                            992,210
        585,000                            KeyBank NA Cleveland Ohio, 1.6%, 8/22/19                     582,411
        600,000                            KeyBank NA Cleveland Ohio, 2.35%, 3/8/19                     606,088
        480,000      1.72   3M LIBOR+      KeyBank NA Cleveland Ohio, Floating
                            52bps          Rate Note, 6/1/18                                            482,390
        330,000                            KeyCorp, 2.3%, 12/13/18                                      332,315
      1,180,000                            Manufacturers & Traders Trust Co.,
                                           1.45%, 3/7/18                                              1,178,873
        550,000                            Manufacturers & Traders Trust Co.,
                                           2.3%, 1/30/19                                                554,457
        600,000                            PNC Bank NA, 1.6%, 6/1/18                                    600,453
        840,000                            PNC Bank NA, 1.7%, 12/7/18                                   840,710
        570,000                            PNC Bank NA, 2.0%, 5/19/20                                   572,385
        560,000                            SunTrust Bank, 2.25%, 1/31/20                                563,679
        750,000      1.59   3M LIBOR+      The Toronto-Dominion Bank, Floating
                            44bps          Rate Note, 7/2/19                                            753,175
        565,000                            US Bank NA Cincinnati Ohio, 2.0%, 1/24/20                    568,143
      1,450,000      1.75   3M LIBOR+      US Bank NA Cincinnati Ohio, Floating
                            58bps          Rate Note, 1/29/18                                         1,452,443
        575,000                            Wells Fargo Bank NA, 1.75%, 5/24/19                          575,382
        590,000      1.89   3M LIBOR+      Wells Fargo Bank NA, Floating Rate
                            74bps          Note, 1/22/18                                                591,572
        580,000      1.65   3M LIBOR+      Wells Fargo Bank NA, Floating Rate
                            55bps          Note, 9/7/17                                                 580,010
                                                                                                  --------------
                                                                                                  $  16,090,401
                                                                                                  --------------
                                           Total Banks                                            $  61,430,467
----------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 2.9%
                                           Multi-Sector Holdings -- 0.1%
        575,000                            Berkshire Hathaway Finance Corp.,
                                           1.3%, 8/15/19                                          $     572,054
----------------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.4%
      1,414,000                            MassMutual Global Funding II, 1.55%,
                                           10/11/19 (144A)                                        $   1,406,300
        598,000                            MassMutual Global Funding II, 2.1%,
                                           8/2/18 (144A)                                                601,111
        150,000                            NYSE Holdings LLC, 2.0%, 10/5/17                             150,075
                                                                                                  --------------
                                                                                                  $   2,157,486
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

58 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 1.1%
        500,000                            Ally Financial, Inc., 3.6%, 5/21/18                    $     504,625
        570,000                            American Express Credit Corp.,
                                           1.875%, 5/3/19                                               571,840
        585,000                            American Express Credit Corp.,
                                           2.25%, 8/15/19                                               590,248
      1,000,000      1.46   3M LIBOR+      American Express Credit Corp., Floating
                            30bps          Rate Note, 9/22/17                                         1,000,106
        394,000                            American Honda Finance Corp.,
                                           1.55%, 12/11/17                                              394,135
        585,000                            American Honda Finance Corp.,
                                           1.95%, 7/20/20                                               586,454
        750,000      1.54   3M LIBOR+      American Honda Finance Corp., Floating
                            31bps          Rate Note, 12/11/17                                          750,602
        580,000      1.72   3M LIBOR+      American Honda Finance Corp., Floating
                            45bps          Rate Note, 9/20/17                                           580,124
        625,000                            General Motors Financial Co, Inc.,
                                           2.4%, 5/9/19                                                 627,937
        585,000                            General Motors Financial Co, Inc.,
                                           3.1%, 1/15/19                                                593,331
        429,000      2.63   3M LIBOR+      General Motors Financial Co, Inc., Floating
                            145bps         Rate Note, 5/9/19                                            434,811
                                                                                                  --------------
                                                                                                  $   6,634,213
----------------------------------------------------------------------------------------------------------------
                                           Asset Management & Custody Banks -- 0.4%
        770,000                            State Street Corp., 4.956%, 3/15/18                    $     782,982
        550,000      2.22   3M LIBOR+      State Street Corp., Floating Rate
                            90bps          Note, 8/18/20                                                561,014
        560,000                            The Bank of New York Mellon Corp.,
                                           2.45%, 11/27/20                                              568,232
        240,000      1.73   3M LIBOR+      The Bank of New York Mellon Corp.,
                            56bps          Floating Rate Note, 8/1/18                                   241,183
                                                                                                  --------------
                                                                                                  $   2,153,411
----------------------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 0.8%
        580,000                            Morgan Stanley, 2.45%, 2/1/19                          $     585,067
        750,000      1.89   3M LIBOR+      Morgan Stanley, Floating Rate
                            74bps          Note, 1/5/18                                                 751,483
        275,000      3.10   3M LIBOR+      Morgan Stanley, Floating Rate
                            150bps         Note, 11/9/18                                                277,794
        500,000      2.54   3M LIBOR+      Morgan Stanley, Floating Rate
                            137.5bps       Note, 2/1/19                                                 507,156
        650,000                            North American Development Bank,
                                           2.3%, 10/10/18                                               654,088
        600,000                            The Goldman Sachs Group, Inc.,
                                           1.95%, 7/23/19                                               600,382
        575,000                            The Goldman Sachs Group, Inc.,
                                           2.9%, 7/19/18                                                580,660

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 59

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- (continued)
        465,000      2.17   3M LIBOR+      The Goldman Sachs Group, Inc.,
                            102bps         Floating Rate Note, 10/23/19                           $     471,011
        650,000      2.37   3M LIBOR+      The Goldman Sachs Group, Inc.,
                            120bps         Floating Rate Note, 4/30/18                                  654,065
                                                                                                  --------------
                                                                                                  $   5,081,706
----------------------------------------------------------------------------------------------------------------
                                           Diversified Capital Markets -- 0.1%
        750,000      2.98   3M LIBOR+      ICBCIL Finance Co, Ltd., Floating Rate
                            167bps         Note, 11/13/18 (144A)                                  $     755,844
                                                                                                  --------------
                                           Total Diversified Financials                           $  17,354,714
----------------------------------------------------------------------------------------------------------------
                                           INSURANCE -- 6.5%
                                           Life & Health Insurance -- 0.9%
        890,000                            AIG Global Funding, 2.15%, 7/2/20 (144A)               $     891,847
        560,000                            Jackson National Life Global Funding,
                                           2.2%, 1/30/20 (144A)                                         562,616
        570,000                            Pricoa Global Funding I, 1.45%,
                                           9/13/19 (144A)                                               565,220
        575,000                            Pricoa Global Funding I, 2.2%,
                                           5/16/19 (144A)                                               578,869
        565,000                            Principal Life Global Funding II, 2.15%,
                                           1/10/20 (144A)                                               567,289
      1,400,000      1.70   3M LIBOR+      Principal Life Global Funding II, Floating
                            50bps          Rate Note, 12/1/17 (144A)                                  1,401,561
        413,000                            Protective Life Corp., 7.375%, 10/15/19                      456,016
        565,000                            Prudential Financial, Inc., 5.375%, 6/21/20                  617,369
                                                                                                  --------------
                                                                                                  $   5,640,787
----------------------------------------------------------------------------------------------------------------
                                           Multi-line Insurance -- 0.9%
        575,000                            American International Group, Inc.,
                                           2.3%, 7/16/19                                          $     579,323
        560,000                            American International Group, Inc.,
                                           5.85%, 1/16/18                                               568,272
        865,000                            Metropolitan Life Global Funding I,
                                           1.55%, 9/13/19 (144A)                                        860,405
        585,000                            Metropolitan Life Global Funding I,
                                           1.75%, 12/19/18 (144A)                                       585,371
        585,000                            Metropolitan Life Global Funding I,
                                           2.05%, 6/12/20 (144A)                                        587,197
        750,000                            New York Life Global Funding, 1.45%,
                                           12/15/17 (144A)                                              749,936
        585,000                            New York Life Global Funding, 1.5%,
                                           10/24/19 (144A)                                              580,671
        130,000      1.70   3M LIBOR+      New York Life Global Funding, Floating
                            39bps          Rate Note, 10/24/19 (144A)                                   130,817
        750,000      1.53   3M LIBOR+      New York Life Global Funding, Floating
                            28bps          Rate Note, 12/15/17 (144A)                                   750,523
                                                                                                  --------------
                                                                                                  $   5,392,515
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

60 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Property & Casualty Insurance -- 0.1%
        550,000                            CNA Financial Corp., 7.35%, 11/15/19                   $     612,200
----------------------------------------------------------------------------------------------------------------
                                           Reinsurance -- 4.6%
        250,000                            Ailsa 2017 Segregated Account (Artex
                                           SAC Ltd.), Variable Rate Notes,
                                           6/15/18 (d)(e)(f)                                      $     239,750
        350,000      4.81   T-BILL 3MO+    Alamo Re, Ltd., Floating Rate Note,
                            481bps         6/7/18 (Cat Bond) (144A)                                     350,140
        350,000      0.50   T-BILL 3MO+    Alamo Re, Ltd., Floating Rate Note,
                            375bps         6/8/20 (Cat Bond) (144A)                                     336,945
        400,000             6M LIBOR+      Aozora Re Ltd 2017-A, Floating Rate
                            200bps         Note, 4/7/21 (Cat Bond) (144A)                               406,160
        250,000      3.49   6M LIBOR+      Aozora Re, Ltd., Floating Rate Note,
                            220bps         4/7/23 (Cat Bond) (144A)                                     254,550
        100,000                            Arlington Segregated Account (Artex
                                           SAC Ltd.), Variable Rate Notes,
                                           8/31/16 (d)(e)(f)                                              4,860
        150,000                            Arlington Segregated Account (Artex
                                           SAC Ltd.), Variable Rate Notes,
                                           8/31/17 (d)(e)(f)                                             19,575
        500,000      4.49   3M LIBOR+      Atlas IX Capital DAC, Floating Rate Note,
                            325bps         1/17/19 (Cat Bond) (144A)                                    507,350
        300,000                            Berwick 2016-1 Segregated Account
                                           (Artex SAC Ltd.), Variable Rate Notes,
                                           2/1/18 (d)(e)(f)                                              14,250
        300,000                            Berwick Segregated Account (Artex SAC
                                           Ltd.), Variable Rate Notes, 2/1/19 (d)(e)(f)                 310,022
        350,000      4.86   6M LIBOR+      Bonanza Re, Ltd., Floating Rate Note,
                            375bps         12/31/19 (Cat Bond) (144A)                                   349,930
        400,000      5.85   T-BILL 3MO+    Caelus Re IV, Ltd., Floating Rate Note,
                            549bps         3/6/20 (Cat Bond) (144A)                                     420,400
        250,000      5.46   T-BILL 3MO+    Caelus Re V, Ltd., Floating Rate Note,
                            450bps         6/5/20 (Cat Bond) (144A)                                     255,550
        250,000                            Carnoustie 2016-N, Segregated Account
                                           (Artex SAC Ltd.), Variable Rate Notes,
                                           11/30/20 (d)(e)(f)                                            27,050
        250,000                            Carnoustie 2017-N, Segregated Account
                                           (Artex SAC Ltd.), Variable Rate Notes,
                                           11/30/21 (d)(e)(f)                                           259,825
        300,000                            Casablanca Re, Variable Rate Notes,
                                           6/4/20 (d)(e)                                                301,380
        400,000      3.05   6M LIBOR+      Cranberry Re, Ltd., Floating Rate Note,
                            200bps         7/13/20 (Cat Bond) (144A)                                    402,560
        250,000                            Cypress 2017 Segregated Account
                                           (Artex Sac Ltd.), Variable Rate Notes,
                                           1/10/18 (d)(e)(f)                                            239,200

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 61

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Reinsurance -- (continued)
        330,000                            Denning 2017 Segregated Account
                                           (Artex SAC Ltd.), Variable Rate Notes,
                                           7/13/18 (d)(e)(f)                                      $     326,403
        500,000      3.20   T-BILL 3MO+    East Lane Re VI, Ltd., Floating Rate
                            265bps         Note, 3/14/18 (Cat Bond) (144A)                              502,700
        594,000                            Eden Re II, Variable Rate Notes,
                                           3/22/21 (d)(e)(f)                                            625,066
            527                            Eden Re II, Variable Rate Notes,
                                           4/23/19 (d)(e)(f)                                             42,268
        350,000      6.38   6M LIBOR+      Galilei Re, Ltd., Floating Rate Note,
                            525bps         1/8/20 (Cat Bond) (144A)                                     356,755
        250,000      5.48   6M LIBOR+      Galilei Re, Ltd., Floating Rate Note,
                            450bps         1/8/20 (Cat Bond) (144A)                                     252,075
        250,000      7.38   6M LIBOR+      Galilei Re, Ltd., Floating Rate Note,
                            625bps         1/8/20 (Cat Bond) (144A)                                     253,975
        250,000      6.40   6M LIBOR+      Galilei Re, Ltd., Floating Rate Note,
                            525bps         1/8/21 (Cat Bond) (144A)                                     255,475
         52,500      0.50   T-BILL 3MO+    Gator Re, Ltd., Floating Rate Note,
                            50bps          1/9/20 (Cat Bond) (144A)                                           1
        300,000                            Gleneagles Segregated Account (Artex
                                           SAC Ltd), Variable Rate Notes,
                                           11/30/20 (d)(e)(f)                                            35,160
        750,000      3.31   T-BILL 3MO+    Golden State Re II, Ltd., Floating Rate
                            220bps         Note, 1/8/19 (Cat Bond) (144A)                               747,750
        600,000                            Gullane Segregated Account (Artex
                                           SAC Ltd.), Variable Rate Note
                                           11/30/20 (d)(e)(f)                                            13,080
        550,000                            Gullane Segregated Account (Artex
                                           SAC Ltd.), Variable Rate Note
                                           11/30/21 (d)(e)(f)                                           594,055
        500,000      4.30   6M LIBOR+      Integrity Re, Ltd., Floating Rate Note,
                            325bps         6/10/20 (Cat Bond) (144A)                                    505,800
        250,000      6.97                  International Bank for Reconstruction &
                                           Development, Floating Rate Note,
                                           12/20/19 (Cat Bond) (144A)                                   249,992
        250,000      8.36                  International Bank for Reconstruction &
                                           Development, Floating Rate Note,
                                           7/15/20 (Cat Bond)                                           249,988
        250,000      5.57                  International Bank for Reconstruction &
                                           Development, Floating Rate Note,
                                           8/11/20 (Cat Bond) (144A)                                    250,018
        400,000      7.15   6M LIBOR+      Kilimanjaro II Re, Ltd., Floating Rate
                            600bps         Note, 4/20/21 (Cat Bond) (144A)                              410,480
        300,000      8.67   6M LIBOR+      Kilimanjaro II Re, Ltd., Floating Rate
                            750bps         Note, 4/21/22 (Cat Bond) (144A)                              305,310
        750,000      4.76   T-BILL 3MO+    Kilimanjaro Re, Ltd., Floating Rate
                            375bps         Note, 11/25/19 (Cat Bond) (144A)                             763,725

The accompanying notes are an integral part of these financial statements.

62 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Reinsurance -- (continued)
        250,000      7.25   T-BILL 3MO+    Kilimanjaro Re, Ltd., Floating Rate
                            675bps         Note, 12/6/19 (Cat Bond) (144A)                        $     254,800
        250,000      9.95   T-BILL 3MO+    Kilimanjaro Re, Ltd., Floating Rate
                            925bps         Note, 12/6/19 (Cat Bond) (144A)                              259,750
        650,000      5.76   T-BILL 3MO+    Kilimanjaro Re, Ltd., Floating Rate
                            475bps         Note, 4/30/18 (Cat Bond) (144A)                              657,020
        350,000      5.51   T-BILL 3MO+    Kilimanjaro Re, Ltd., Floating Rate
                            450bps         Note, 4/30/18 (Cat Bond) (144A)                              353,010
        300,000                            Kingsbarns Segregated Account (Artex
                                           SAC Ltd.), Variable Rate Notes,
                                           5/15/18 (d)(e)(f)                                            290,940
        450,000      3.03   T-BILL 3MO+    Kizuna Re II, Ltd., Floating Rate Note,
                            225bps         4/6/18 (Cat Bond) (144A)                                     451,350
        250,000                            Lahinch 2017, Variable Rate Notes,
                                           5/10/22 (d)(e)(f)                                            246,975
        300,000                            Limestone Re, Ltd., Variable Rate
                                           Notes, 8/31/21 (d)(e)(f)                                     306,930
        750,000      4.05   ZERO+          Long Point Re III, Ltd., Floating Rate
                            350bps         Note, 5/23/18 (Cat Bond) (144A)                              757,350
        500,000                            Lorenz Re 2017, Variable Rate Notes,
                                           3/31/20 (d)(e)(f)                                            525,450
        600,000                            Lorenz Re, Ltd., Variable Rate Notes,
                                           3/31/19 (d)(e)(f)                                             33,600
        300,000                            Madison Re, Variable Rate Notes,
                                           3/31/19 (d)(e)(f)                                             19,050
        250,000                            Madison Re, Variable Rate Notes,
                                           3/31/20 (d)(e)(f)                                            259,600
        400,000      4.81   T-BILL 3MO+    MetroCat Re, Ltd., Floating Rate Note,
                            370bps         5/8/20 (Cat Bond) (144A)                                     405,280
        550,000      3.25   6M LIBOR+      Nakama Re, Ltd., Floating Rate Note,
                            220bps         10/13/21 (Cat Bond) (144A)                                   559,350
        250,000                            Oakmont Segregated Account (Artex
                                           SAC Ltd.), Variable Rate Notes,
                                           4/13/18 (d)(e)(f)                                            180,000
      1,000,000                            Pangaea Re, Series 2015-1, Principal
                                           at Risk Notes, 2/1/19 (d)(e)(f)                                4,500
        500,000                            Pangaea Re, Series 2015-1, Principal
                                           at Risk Notes, 4/13/18 (d)(e)(f)                             522,700
        400,000                            Pangaea Re, Series 2015-1, Principal
                                           at Risk Notes, 5/31/22 (d)(e)(f)                             400,000
      1,000,000                            Pangaea Re, Series 2015-2, Principal
                                           at Risk Notes, 11/30/19 (d)(e)(f)                             10,400
        500,000                            Pangaea Re, Series 2016-2, Principal at
                                           Risk Notes, 11/30/20 (d)(e)(f)                                32,900
        800,000                            Pangaea Re., Variable Rate Notes,
                                           2/1/20 (d)(e)(f)                                              52,880
        500,000      5.15   T-BILL 3MO+    PennUnion Re, Ltd., Floating Rate Note,
                            450bps         12/7/18 (Cat Bond) (144A)                                    505,600

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 63

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Reinsurance -- (continued)
        500,000                            Pinehurst Segregated Account (Artex
                                           SAC Ltd.), Variable Rate Notes,
                                           1/16/18 (d)(e)(f)                                      $     490,450
        250,000                            Portrush Segregated Account (Artex
                                           SAC Ltd.), Variable Rate Notes,
                                           6/15/18 (d)(e)(f)                                            235,325
        500,000      6.73   T-BILL 3MO+    Queen Street X Re, Ltd., Floating Rate
                            575bps         Note, 6/8/18 (Cat Bond) (144A)                               502,900
        250,000      7.13   T-BILL 3MO+    Queen Street XI Re Dac, Floating Rate
                            615bps         Note, 6/7/19 (Cat Bond) (144A)                               252,575
        250,000      3.56   T-BILL 3MO+    Residential Reinsurance 2014, Ltd.,
                            356bps         Floating Rate Note, 6/6/18 (Cat
                                           Bond) (144A)                                                 252,200
        500,000      3.93   T-BILL 3MO+    Residential Reinsurance 2016, Ltd.,
                            393bps         Floating Rate Note, 12/6/23 (Cat
                                           Bond) (144A)                                                 496,850
        400,000      0.50   T-BILL 3MO+    Residential Reinsurance 2017, Ltd.,
                            300bps         Floating Rate Note, 6/6/21 (Cat
                                           Bond) (144A)                                                 399,200
        250,000      4.50                  Resilience Re, Ltd., Floating Rate
                                           Notes, 1/9/19 (d)(e)(f)                                      250,000
        250,000      3.30                  Resilience Re, Ltd., Floating Rate
                                           Notes, 1/9/19 (d)(e)(f)                                      250,000
        250,000                            Resilience Re, Ltd., Variable Rate
                                           Notes, 1/12/18 (d)(e)(f)                                     243,525
        350,000                            Resilience Re, Ltd., Variable Rate
                                           Notes, 4/7/18 (d)(e)(f)                                      332,570
        250,000                            Resilience Re, Ltd., Variable Rate
                                           Notes, 6/4/18 (d)(e)(f)                                      241,825
        350,000                            Resilience Re, Ltd., Variable Rate
                                           Notes, 9/30/17 (d)(e)(f)                                       7,525
        500,000      4.13   6M LIBOR+      Sanders Re, Ltd., Floating Rate Note,
                            300bps         12/6/21 (Cat Bond) (144A)                                    500,250
          1,185                            Sector Re V, Ltd., Variable Rate
                                           Notes, 12/1/20 (144A) (d)(e)(f)                                7,297
        250,000                            Sector Re V, Ltd., Variable Rate
                                           Notes, 12/1/21 (144A) (d)(e)(f)                              257,150
            484                            Sector Re V, Ltd., Variable Rate
                                           Notes, 3/1/21 (d)(e)(f)                                       24,667
        300,000                            Sector Re V, Ltd., Variable Rate
                                           Notes, 3/1/22 (d)(e)(f)                                      290,040
        400,000                            Silverton Re, Ltd., Variable Rate
                                           Notes, 9/18/17 (144A) (d)(e)(f)                                  800
        250,000                            Silverton Re, Ltd., Variable Rate
                                           Notes, 9/18/18 (144A) (d)(e)(f)                               12,200
        250,000                            Silverton Re, Ltd., Variable Rate
                                           Notes, 9/18/19 (144A) (d)(e)(f)                              266,750

The accompanying notes are an integral part of these financial statements.

64 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Reinsurance -- (continued)
        500,000      3.03                  Skyline Re, Ltd., Floating Rate Note,
                                           1/6/20 (Cat Bond)                                      $     499,400
        300,000                            St Andrews Segregated Account (Artex SAC
                                           Ltd.), Variable Rate Notes, 2/1/19 (d)(e)(f)                 318,576
        347,597                            St Andrews Segregated Account (Artex SAC
                                           Ltd.), Variable Rate Notes, 4/30/18 (d)(e)(f)                353,022
        300,000                            St. Andrews Segregated Account (Artex SAC
                                           Ltd.), Variable Rate Notes, 2/1/18 (d)(e)(f)                  42,180
        250,000      6.01   ZERO+          Tradewynd Re, Ltd., Floating Rate Note,
                            540bps         1/8/18 (Cat Bond) (144A)                                     250,500
        400,000      3.50   ZERO+          Ursa Re, Ltd., Floating Rate Note,
                            350bps         5/27/20 (Cat Bond) (144A)                                    400,960
        600,000                            Versutus 2016, Class A-1, Variable Rate
                                           Notes, 11/30/20 (d)(e)(f)                                     25,560
        450,000                            Versutus 2017, Class A-1, Variable Rate
                                           Notes, 11/30/21 (d)(e)(f)                                    475,695
        500,000      2.01   T-BILL 3MO+    Vitality Re V, Ltd., Floating Rate Note,
                            175bps         1/7/19 (Cat Bond) (144A)                                     500,600
        400,000      2.47   T-BILL 3MO+    Vitality Re VII, Ltd., Floating Rate Note,
                            215bps         1/7/20 (Cat Bond) (144A)                                     404,120
        250,000      3.15   T-BILL 3MO+    Vitality Re VII, Ltd., Floating Rate Note,
                            265bps         1/7/20 (Cat Bond) (144A)                                     254,450
                                                                                                  --------------
                                                                                                  $  27,368,170
                                                                                                  --------------
                                           Total Insurance                                        $  39,013,672
----------------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.9%
                                           Diversified REIT -- 0.2%
        560,000                            Boston Properties LP, 3.7%, 11/15/18                   $     570,505
        575,000                            Boston Properties LP, 5.875%, 10/15/19                       618,459
                                                                                                  --------------
                                                                                                  $   1,188,964
----------------------------------------------------------------------------------------------------------------
                                           Office REIT -- 0.2%
        575,000                            Alexandria Real Estate Equities, Inc.,
                                           2.75%, 1/15/20                                         $     581,421
        575,000                            Highwoods Realty LP, 7.5%, 4/15/18                           594,157
                                                                                                  --------------
                                                                                                  $   1,175,578
----------------------------------------------------------------------------------------------------------------
                                           Health Care REIT -- 0.1%
        500,000                            Welltower, Inc., 2.25%, 3/15/18                        $     500,852
----------------------------------------------------------------------------------------------------------------
                                           Residential REIT -- 0.1%
        945,000                            UDR, Inc., 4.25%, 6/1/18                               $     962,246
----------------------------------------------------------------------------------------------------------------
                                           Specialized REIT -- 0.3%
        550,000                            Ventas Realty LP, 2.7%, 4/1/20                         $     556,967
      1,070,000                            Ventas Realty LP, 4.0%, 4/30/19                            1,101,000
                                                                                                  --------------
                                                                                                  $   1,657,967
                                                                                                  --------------
                                           Total Real Estate                                      $   5,485,607
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 65

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.3%
                                           Systems Software -- 0.3%
        875,000                            Microsoft Corp., 1.1%, 8/8/19                          $     868,773
        300,000                            Oracle Corp., 2.25%, 10/8/19                                 303,915
        500,000                            Oracle Corp., 2.375%, 1/15/19                                505,843
                                                                                                  --------------
                                                                                                  $   1,678,531
                                                                                                  --------------
                                           Total Software & Services                              $   1,678,531
----------------------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.4%
                                           Computer Hardware Storage & Peripherals -- 0.3%
        585,000                            Apple, Inc., 1.7%, 2/22/19                             $     587,098
        550,000                            Apple, Inc., 1.9%, 2/7/20                                    553,122
        650,000      2.01   3M LIBOR+      Apple, Inc., Floating Rate
                            82bps          Note, 2/22/19                                                657,535
                                                                                                  --------------
                                                                                                  $   1,797,755
----------------------------------------------------------------------------------------------------------------
                                           Electronic Components -- 0.1%
        560,000                            Amphenol Corp., 2.2%, 4/1/20                           $     562,599
         67,000                            Amphenol Corp., 2.55%, 1/30/19                                67,559
                                                                                                  --------------
                                                                                                  $     630,158
                                                                                                  --------------
                                           Total Technology Hardware & Equipment                  $   2,427,913
----------------------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS & SEMICONDUCTOR
                                           EQUIPMENT -- 0.5%
                                           Semiconductors -- 0.5%
        500,000                            Altera Corp., 2.5%, 11/15/18                           $     505,987
        700,000                            Intel Corp., 1.35%, 12/15/17                                 699,973
        570,000                            Intel Corp., 1.85%, 5/11/20                                  571,025
        150,000                            Micron Semiconductor Asia Pte, Ltd.,
                                           1.258%, 1/15/19                                              149,308
        570,000                            QUALCOMM, Inc., 1.85%, 5/20/19                               572,468
        575,000                            TSMC Global, Ltd., 1.625%, 4/3/18 (144A)                     574,372
                                                                                                  --------------
                                                                                                  $   3,073,133
                                                                                                  --------------
                                           Total Semiconductors &
                                           Semiconductor Equipment                                $   3,073,133
----------------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 0.7%
                                           Integrated Telecommunication Services -- 0.7%
        600,000      2.11   3M LIBOR+      AT&T, Inc., Floating Rate Note,
                            91bps          11/27/18                                               $     604,780
        425,000      1.79   3M LIBOR+      AT&T, Inc., Floating Rate
                            67bps          Note, 3/11/19                                                426,869
        575,000                            British Telecommunications Plc,
                                           2.35%, 2/14/19                                               578,939
        300,000                            Deutsche Telekom International
                                           Finance BV, 1.5%, 9/19/19 (144A)                             297,427

The accompanying notes are an integral part of these financial statements.

66 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Integrated Telecommunication Services -- (continued)
        570,000      1.74   3M LIBOR+      Deutsche Telekom International
                            58bps          Finance BV, Floating Rate Note,
                                           1/17/20 (144A)                                         $     571,843
      1,000,000                            GTP Acquisition Partners I LLC, 2.35%,
                                           6/15/45 (144A)                                             1,000,943
        575,000                            Orange SA, 1.625%, 11/3/19                                   572,233
                                                                                                  --------------
                                                                                                  $   4,053,034
                                                                                                  --------------
                                           Total Telecommunication Services                       $   4,053,034
----------------------------------------------------------------------------------------------------------------
                                           UTILITIES -- 2.7%
                                           Electric Utilities -- 1.9%
        500,000                            American Electric Power Co., Inc.,
                                           1.65%, 12/15/17                                        $     500,062
        215,000                            Duke Energy Corp., 2.1%, 6/15/18                             215,589
        635,000                            Duke Energy Corp., 6.25%, 6/15/18                            657,265
        440,000      1.37   3M LIBOR+      Duke Energy Progress LLC, Floating
                            20bps          Rate Note, 11/20/17                                          440,128
        550,000                            Edison International, 2.125%, 4/15/20                        552,907
        818,000                            Electricite de France SA, 2.15%,
                                           1/22/19 (144A)                                               821,845
        490,000                            Eversource Energy, 1.45%, 5/1/18                             489,779
      1,520,000                            Georgia Power Co., 2.0%, 3/30/20                           1,522,508
        575,000                            NextEra Energy Capital Holdings, Inc.,
                                           1.649%, 9/1/18                                               574,322
        750,000                            NextEra Energy Capital Holdings, Inc.,
                                           2.056%, 9/1/17                                               750,000
        600,000                            NextEra Energy Capital Holdings, Inc.,
                                           2.3%, 4/1/19                                                 604,840
        763,000                            Northern States Power Co., 5.25%, 3/1/18                     776,017
        400,000                            Ohio Power Co., 6.05%, 5/1/18                                410,886
        755,000                            PECO Energy Co., 5.35%, 3/1/18                               768,824
      1,534,000                            PPL Capital Funding, Inc., 1.9%, 6/1/18                    1,535,289
        600,000                            The Southern Co., 1.85%, 7/1/19                              600,496
                                                                                                  --------------
                                                                                                  $  11,220,757
----------------------------------------------------------------------------------------------------------------
                                           Gas Utilities -- 0.3%
        600,000                            DCP Midstream Operating LP, 2.5%, 12/1/17              $     599,250
        664,000                            Kinder Morgan Finance Co LLC, 6.0%,
                                           1/15/18 (144A)                                               673,488
        255,000                            Panhandle Eastern Pipe Line Co LP,
                                           7.0%, 6/15/18                                                264,656
        480,000                            Southern California Gas Co., 1.55%, 6/15/18                  479,599
                                                                                                  --------------
                                                                                                  $   2,016,993
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 67

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Multi-Utilities -- 0.5%
        380,000                            Dominion Energy, Inc., 1.5%,
                                           9/30/18 (144A)                                         $     377,955
        320,000                            Dominion Energy, Inc., 1.6%, 8/15/19                         317,825
        850,000                            Dominion Energy, Inc., 1.875%, 1/15/19                       850,289
        575,000                            Dominion Energy, Inc., 1.9%, 6/15/18                         576,075
        285,000                            Dominion Energy, Inc., 2.579%, 7/1/20                        287,727
        500,000                            Sempra Energy, 9.8%, 2/15/19                                 556,132
                                                                                                  --------------
                                                                                                  $   2,966,003
                                                                                                  --------------
                                           Total Utilities                                        $  16,203,753
----------------------------------------------------------------------------------------------------------------
                                           TOTAL CORPORATE BONDS
                                           (Cost $225,038,176)                                    $ 225,687,596
----------------------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND
                                           AGENCY OBLIGATIONS -- 10.5%
      1,005,693                            Fannie Mae, 2.0%, 11/1/23                              $   1,015,934
      1,110,075                            Fannie Mae, 2.5%, 3/1/28                                   1,132,897
        216,920                            Fannie Mae, 2.5%, 6/1/23                                     220,935
        686,511                            Fannie Mae, 3.0%, 10/1/27                                    709,237
        901,485                            Fannie Mae, 3.0%, 11/1/27                                    933,199
        350,321                            Fannie Mae, 3.0%, 5/1/21                                     361,918
        154,445                            Fannie Mae, 4.0%, 12/1/19                                    159,753
        145,370                            Fannie Mae, 4.5%, 1/1/41                                     157,886
        273,973                            Fannie Mae, 4.5%, 5/1/39                                     299,732
        458,995                            Fannie Mae, 4.5%, 5/1/39                                     502,172
        339,876                            Fannie Mae, 5.0%, 10/1/41                                    371,654
         85,673                            Fannie Mae, 5.0%, 11/1/20                                     88,165
         21,482                            Fannie Mae, 5.5%, 12/1/35                                     23,806
        161,169                            Fannie Mae, 5.5%, 8/1/37                                     180,409
        210,196                            Fannie Mae, 6.0%, 10/1/22                                    224,061
         15,621                            Fannie Mae, 6.0%, 2/1/34                                      17,552
         15,451                            Fannie Mae, 6.0%, 4/1/38                                      17,413
        188,283                            Fannie Mae, 6.5%, 4/1/29                                     214,701
          4,074                            Fannie Mae, 6.5%, 7/1/32                                       4,751
         10,793                            Fannie Mae, 7.0%, 1/1/36                                      12,157
         40,417      3.61   6M LIBOR+      Fannie Mae, Floating Rate
                            223.5bps       Note, 1/1/25                                                  41,084
         71,445      2.66   H15T1Y+        Fannie Mae, Floating Rate
                            215.5bps       Note, 10/1/29                                                 72,708
        284,797      2.82   12M LIBOR+     Fannie Mae, Floating Rate
                            139.6bps       Note, 10/1/36                                                287,167
         66,008      3.55   6M LIBOR+      Fannie Mae, Floating Rate
                            217.5bps       Note, 11/1/24                                                 68,352

The accompanying notes are an integral part of these financial statements.

68 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           U.S. Government and Agency Obligations -- (continued)
          1,204      2.83   H15T1Y+        Fannie Mae, Floating Rate
                            212bps         Note, 11/1/25                                          $       1,255
         27,182      2.23   12MTA+         Fannie Mae, Floating Rate
                            140bps         Note, 11/1/40                                                 26,867
         42,499      3.37   H15T1Y+        Fannie Mae, Floating Rate
                            232bps         Note, 12/1/28                                                 44,083
        113,308      4.30   COF 11+        Fannie Mae, Floating Rate
                            192.6bps       Note, 12/1/36                                                120,109
            561      4.35   6M LIBOR+      Fannie Mae, Floating Rate
                            285.3bps       Note, 2/1/33                                                     591
          2,672      3.34   H15T1Y+        Fannie Mae, Floating Rate
                            246.3bps       Note, 4/1/28                                                   2,697
          1,983      3.08   H15T1Y+        Fannie Mae, Floating Rate
                            221.8bps       Note, 4/1/29                                                   2,024
         30,279      3.58   12M LIBOR+     Fannie Mae, Floating Rate
                            180.4bps       Note, 7/1/36                                                  31,974
        501,580      2.44   12M LIBOR+     Fannie Mae, Floating Rate
                            160.1bps       Note, 7/1/45                                                 513,604
        605,000      1.25   USBMMY3M+      Federal Farm Credit Banks, Floating Rate
                            23bps          Note, 10/17/17                                               605,218
        586,641                            Federal Home Loan Mortgage Corp.,
                                           2.5%, 10/1/27                                                598,748
         91,082                            Federal Home Loan Mortgage Corp.,
                                           4.0%, 5/1/24                                                  95,453
         51,264                            Federal Home Loan Mortgage Corp.,
                                           4.5%, 7/1/19                                                  52,406
         49,125                            Federal Home Loan Mortgage Corp.,
                                           4.5%, 7/1/19                                                  50,220
         49,312                            Federal Home Loan Mortgage Corp.,
                                           5.0%, 12/1/39                                                 53,923
         28,775                            Federal Home Loan Mortgage Corp.,
                                           5.0%, 2/1/21                                                  30,058
         16,658                            Federal Home Loan Mortgage Corp.,
                                           5.5%, 8/1/23                                                  17,542
          1,611      3.06   H15T1Y+        Federal Home Loan Mortgage Corp., Floating
                            235.7bps       Rate Note, 1/1/28                                              1,685
        114,005      3.16   12M LIBOR+     Federal Home Loan Mortgage Corp., Floating
                            190.6bps       Rate Note, 10/1/31                                           115,740
          3,819      2.77   H15T1Y+        Federal Home Loan Mortgage Corp., Floating
                            225bps         Rate Note, 11/1/31                                             4,022
        168,534      3.53   12M LIBOR+     Federal Home Loan Mortgage Corp., Floating
                            190.8bps       Rate Note, 12/1/31                                           168,936
          7,941      3.67   6M LIBOR+      Federal Home Loan Mortgage Corp., Floating
                            229.2bps       Rate Note, 4/1/25                                              8,138
          1,830      3.01   12MTA+         Federal Home Loan Mortgage Corp., Floating
                            250bps         Rate Note, 4/1/29                                              1,852

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 69

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           U.S. Government and Agency Obligations -- (continued)
          2,903      2.75   H15T1Y+        Federal Home Loan Mortgage Corp., Floating
                            207.5bps       Rate Note, 5/1/25                                      $       2,904
            201      2.88   H15T3Y+        Federal Home Loan Mortgage Corp., Floating
                            0bps           Rate Note, 7/1/18                                                200
         37,750      3.66   12M LIBOR+     Federal Home Loan Mortgage Corp., Floating
                            190.8bps       Rate Note, 8/1/31                                             39,209
      1,036,086                            Federal National Mortgage Association,
                                           2.0%, 8/1/23                                               1,046,653
        870,162                            Federal National Mortgage Association,
                                           2.5%, 9/1/22                                                 883,256
        345,687                            Federal National Mortgage Association,
                                           3.0%, 12/1/21                                                357,131
        294,308                            Federal National Mortgage Association,
                                           4.0%, 1/1/20                                                 304,422
        387,166                            Federal National Mortgage Association,
                                           4.0%, 10/1/20                                                400,471
        410,980                            Federal National Mortgage Association,
                                           4.0%, 3/1/21                                                 425,104
         90,500                            Federal National Mortgage Association,
                                           4.0%, 8/1/19                                                  93,610
        111,208                            Government National Mortgage Association I,
                                           5.0%, 8/15/19                                                115,270
         75,929                            Government National Mortgage Association I,
                                           6.0%, 11/15/36                                                86,040
         38,466                            Government National Mortgage Association I,
                                           6.0%, 12/15/31                                                43,849
         20,423                            Government National Mortgage Association I,
                                           6.5%, 10/15/37                                                23,895
         20,334                            Government National Mortgage Association I,
                                           6.5%, 5/15/31                                                 23,943
          6,721                            Government National Mortgage Association I,
                                           6.5%, 7/15/35                                                  7,392
         31,605                            Government National Mortgage Association I,
                                           7.5%, 10/15/36                                                33,581
        135,968                            Government National Mortgage Association II,
                                           6.0%, 10/20/21                                               141,214
         89,541                            Government National Mortgage Association II,
                                           6.0%, 11/20/22                                                93,574
         89,783                            Government National Mortgage Association II,
                                           6.0%, 4/20/22                                                 93,199
         27,274                            Government National Mortgage Association II,
                                           6.0%, 8/20/19                                                 27,783
        500,000                            U.S. Treasury Bonds, 8.125%, 8/15/21                         625,098
      1,975,000                            U.S. Treasury Notes, 0.625%, 6/30/18                       1,965,125
      2,980,000                            U.S. Treasury Notes, 0.75%, 4/30/18                        2,970,920
      2,250,000                            U.S. Treasury Notes, 0.75%, 9/30/18                        2,237,607

The accompanying notes are an integral part of these financial statements.

70 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           U.S. Government and Agency Obligations -- (continued)
      1,150,000                            U.S. Treasury Notes, 1.0%, 3/15/19                     $   1,144,789
      2,965,000                            U.S. Treasury Notes, 1.0%, 5/15/18                         2,960,599
      1,410,000                            U.S. Treasury Notes, 1.0%, 6/30/19                         1,402,124
      1,970,000                            U.S. Treasury Notes, 1.125%, 1/31/19                       1,965,229
        595,000                            U.S. Treasury Notes, 1.125%, 5/31/19                         593,094
      2,335,000                            U.S. Treasury Notes, 1.125%, 7/31/21                       2,293,681
      4,100,000                            U.S. Treasury Notes, 1.125%, 8/31/21                       4,023,926
      2,000,000                            U.S. Treasury Notes, 1.25%, 11/30/18                       1,999,297
      2,000,000                            U.S. Treasury Notes, 1.5%, 12/31/18                        2,005,625
      1,945,000                            U.S. Treasury Notes, 1.5%, 3/31/19                         1,951,230
        865,000                            U.S. Treasury Notes, 1.625%, 11/30/20                        868,582
      2,760,000                            U.S. Treasury Notes, 1.625%, 6/30/19                       2,774,770
      1,385,000                            U.S. Treasury Notes, 1.625%, 7/31/19                       1,392,574
      2,550,000                            U.S. Treasury Notes, 2.0%, 8/31/21                         2,588,449
      3,295,000                            U.S. Treasury Notes, 2.25%, 7/31/21                        3,375,959
      2,895,000                            U.S. Treasury Notes, 2.625%, 4/30/18                       2,921,688
      1,865,000                            U.S. Treasury Notes, 3.125%, 5/15/19                       1,921,606
      4,915,000                            U.S. Treasury Notes, 3.875%, 5/15/18                       5,006,776
                                                                                                  --------------
                                                                                                  $  62,896,236
----------------------------------------------------------------------------------------------------------------
                                           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                           (Cost $63,169,103)                                     $  62,896,236
----------------------------------------------------------------------------------------------------------------
                                           SENIOR FLOATING RATE LOAN INTERESTS -- 5.1%**
                                           MATERIALS -- 0.3%
                                           Commodity Chemicals -- 0.1%
        438,579      4.80   LIBOR+         Tronox Pigments Holland BV, New Term
                            350bps         Loan, 3/19/20                                          $     440,582
----------------------------------------------------------------------------------------------------------------
                                           Specialty Chemicals -- 0.2%
        289,677      4.74   LIBOR+         MacDermid, Inc., Tranche B-5 Term
                            350bps         Loan, 6/7/20                                           $     292,367
        916,214      4.23   LIBOR+         MacDermid, Inc., Tranche B-6 Term
                            300bps         Loan, 6/7/23                                                 921,613
        118,103      3.31   LIBOR+         WR Grace & Co-Conn, U.S. Term
                            200bps         Loan, 1/23/21                                                118,487
                                                                                                  --------------
                                                                                                  $   1,332,467
----------------------------------------------------------------------------------------------------------------
                                           Construction Materials -- 0.0%+
         20,271      3.95   LIBOR+         CeramTec Acquisition Corp., Initial Dollar
                            275bps         Term B-2 Loan, 8/30/20                                 $      20,340
         49,493      3.95   LIBOR+         CeramTec GmbH, Dollar Term B-3
                            275bps         Loan, 8/30/20                                                 49,663
        163,190      4.07   LIBOR+         CeramTec GmbH, Initial Dollar Term B-1
                            275bps         Loan, 8/30/20                                                163,751
                                                                                                  --------------
                                                                                                  $     233,754
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 71

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Metal & Glass Containers -- 0.0%+
         63,153      4.48   LIBOR+         BWAY Corp., Initial Term
                            325bps         Loan, 3/23/24                                          $      63,311
                                                                                                  --------------
                                           Total Materials                                        $   2,070,114
----------------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.6%
                                           Aerospace & Defense -- 0.2%
        340,017      3.99   LIBOR+         DigitalGlobe, Inc., Term
                            275bps         Loan, 12/22/23                                         $     340,088
        400,000      2.75   LIBOR+         MacDonald, Dettwiler and Associates,
                            275bps         Ltd., Term Loan B, 7/6/24                                    398,900
        414,502      3.80   LIBOR+         Wesco Aircraft Hardare Corp., Tranche B
                            250bps         Term Loan (First Lien), 2/24/21                              404,658
                                                                                                  --------------
                                                                                                  $   1,143,646
----------------------------------------------------------------------------------------------------------------
                                           Electrical Components & Equipment -- 0.1%
        390,741      3.73   LIBOR+         Southwire Co., Term
                            250bps         Loan, 1/31/21                                          $     392,858
        332,650      6.82   LIBOR+         WireCo WorldGroup, Inc., Initial Term
                            550bps         Loan (First Lien), 7/22/23                                   336,253
                                                                                                  --------------
                                                                                                  $     729,111
----------------------------------------------------------------------------------------------------------------
                                           Industrial Conglomerates -- 0.1%
        325,202      4.24   LIBOR+         Milacron LLC, Term B
                            300bps         Loan, 9/25/23                                          $     326,421
----------------------------------------------------------------------------------------------------------------
                                           Construction & Farm Machinery & Heavy Trucks -- 0.1%
        393,000      5.24   LIBOR+         Navistar, Inc., Tranche B Term
                            400bps         Loan, 8/7/20                                           $     396,848
        251,889      3.51   LIBOR+         Terex Corp., Incremental Term
                            225bps         Loan, 1/31/24                                                252,046
                                                                                                  --------------
                                                                                                  $     648,894
----------------------------------------------------------------------------------------------------------------
                                           Industrial Machinery -- 0.1%
        491,083      5.49   LIBOR+         NN, Inc., Tranche B Term
                            425bps         Loan, 10/19/22                                         $     491,927
----------------------------------------------------------------------------------------------------------------
                                           Trading Companies & Distributors -- 0.0%+
         34,913      4.24   PRIME+         WESCO Distribution, Inc., Tranche B-1
                            200bps --      Loan, 12/12/19
                            LIBOR+
                            300 bps                                                               $      35,065
                                                                                                  --------------
                                           Total Capital Goods                                    $   3,375,064
----------------------------------------------------------------------------------------------------------------
                                           COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                           Office Services & Supplies -- 0.0%+
        173,253      3.76   LIBOR+         West Corp., Refinanced Term B-12
                            250bps         Loan, 6/17/23                                          $     173,308
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

72 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Diversified Support Services -- 0.0%+
        137,741      4.31   LIBOR+         TMS International
                            300bps         Corp., 8/9/24                                          $     138,430
----------------------------------------------------------------------------------------------------------------
                                           Security & Alarm Services -- 0.1%
        384,445      5.32   PRIME+         Garda World Security Corp., Term B
                            300bps -       Loan, 5/3/24
                            LIBOR+
                            400 bps                                                               $     388,530
----------------------------------------------------------------------------------------------------------------
                                           Human Resource & Employment Services -- 0.0%+
         92,308      3.23   LIBOR+         On Assignment, Inc., 6/5/22
                            200bps                                                                $      92,770
                                                                                                  --------------
                                           Total Commercial Services & Supplies                   $     793,038
----------------------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 0.1%
                                           Airlines -- 0.1%
        735,000      3.23   LIBOR+         American Airlines, Inc., 2017 Replacement
                            200bps         Term Loan (New), 10/10/21                              $     736,510
         96,465      3.73   LIBOR+         Delta Air Lines, Inc., 2014 Term B-1
                            250bps         Loan, 10/18/18                                                97,233
                                                                                                  --------------
                                                                                                  $     833,743
                                                                                                  --------------
                                           Total Transportation                                   $     833,743
----------------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.3%
                                           Auto Parts & Equipment -- 0.2%
        480,150      3.49   LIBOR+         American Axle & Manufacturing, Inc.,
                            225bps         Tranche B Term Loan, 3/9/24                            $     479,400
        522,667      6.23   LIBOR+         BBB Industries US, Initial Term
                            450bps         Loan, 10/15/21                                               528,703
        461,763      3.99   LIBOR+         TI Group Automotive Systems LLC,
                            275bps         Initial US Term Loan, 6/25/22                                463,783
                                                                                                  --------------
                                                                                                  $   1,471,886
----------------------------------------------------------------------------------------------------------------
                                           Automobile Manufacturers -- 0.1%
        345,386      3.23   LIBOR+         Chrysler Group LLC, Tranche B Term
                            200bps         Loan, 12/29/18                                         $     346,897
                                                                                                  --------------
                                           Total Automobiles & Components                         $   1,818,783
----------------------------------------------------------------------------------------------------------------
                                           CONSUMER DURABLES & APPAREL -- 0.0%+
                                           Housewares & Specialties -- 0.0%+
        191,605      3.99   LIBOR+         Prestige Brands, Inc., Term B-4
                            275bps         Loan, 1/20/24                      $                         192,428
                                                                                                  --------------
                                           Total Consumer Durables & Apparel                      $     192,428
----------------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 0.4%
                                           Casinos & Gaming -- 0.1%
        710,053      3.25   LIBOR+         Scientific Games International, Inc., Term
                            325bps         Loan B-4, 8/14/24                                      $     716,583
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 73

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Hotels, Resorts & Cruise Lines -- 0.1%
        313,015      3.23   LIBOR+         Hilton Worldwide Finance LLC, Series B-2
                            200bps         Term Loan, 10/25/23                                    $     314,491
----------------------------------------------------------------------------------------------------------------
                                           Education Services -- 0.2%
        387,924      3.48   LIBOR+         Bright Horizons Family Solutions LLC
                            225bps         (f.k.a. Bright Horizons Family Solutions,
                                           Inc.), Term B Loan, 11/3/23                            $     390,268
        731,108      4.70   LIBOR+         Nord Anglia Education, Initial Term
                            350bps         Loan, 3/31/21                                                732,174
                                                                                                  --------------
                                                                                                  $   1,122,442
                                                                                                  --------------
                                           Total Consumer Services                                $   2,153,516
----------------------------------------------------------------------------------------------------------------
                                           MEDIA -- 0.9%
                                           Broadcasting -- 0.5%
        310,077      4.72   PRIME+         Entercom Radio LLC, Term B
                            250bps-        Loan, 11/1/23
                            PRIME+
                            350bps                                                                $     311,201
        797,027      3.73   LIBOR+         Gray Television, Inc., Term B-2
                            250bps         Loan, 2/7/24                                                 802,008
        193,451      3.56   LIBOR+         Quebecor Media, Inc., Facility B-1
                            225bps         Tranche, 8/17/20                                             194,418
        800,000      2.75   LIBOR+         Raycom TV Broadcasting
                            275bps         LLC, 8/18/24                                                 804,000
        428,340      3.49   LIBOR+         Sinclair Television Group, Inc., Tranche B
                            225bps         Term Loan, 1/31/24                                           429,545
         33,254      4.71   LIBOR+         Tribune Media Co., Term B
                            300bps         Loan, 12/27/20                                                33,442
        414,475      4.24   LIBOR+         Tribune Media Co., Term C
                            300bps         Loan, 1/18/24                                                416,806
                                                                                                  --------------
                                                                                                  $   2,991,420
----------------------------------------------------------------------------------------------------------------
                                           Cable & Satellite -- 0.3%
        388,028      3.45   LIBOR+         Mediacom Illinois LLC, Tranche K Term
                            225bps         Loan, 2/19/24                                          $     389,806
      1,025,000      3.73   LIBOR+         Ziggo Secured Finance Partnership,
                            250bps         Term Loan E Facility, 4/25/25                              1,027,135
                                                                                                  --------------
                                                                                                  $   1,416,941
----------------------------------------------------------------------------------------------------------------
                                           Movies & Entertainment -- 0.1%
        240,688      3.48   LIBOR+         AMC Entertainment, Inc., Initial Term
                            225bps         Loan, 4/30/20                                          $     240,086
        496,256      3.50   LIBOR+         Live Nation Entertainment, Inc., Term B-3
                            225bps         Loan, 10/27/23                                               498,970
                                                                                                  --------------
                                                                                                  $     739,056
                                                                                                  --------------
                                           Total Media                                            $   5,147,417
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

74 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           RETAILING -- 0.1%
                                           Specialty Stores -- 0.1%
        450,000      5.00   LIBOR+         Staples, Inc., Term Loan B,
                            400bps         8/15/24                                                $     447,502
                                                                                                  --------------
                                           Total Retailing                                        $     447,502
----------------------------------------------------------------------------------------------------------------
                                           FOOD & STAPLES RETAILING -- 0.1%
                                           Food Retail -- 0.1%
        450,424      4.32   LIBOR+         Albertson's LLC, 2017-1 Term B-6
                            300bps         Loan, 6/22/23                                          $     438,506
                                                                                                  --------------
                                           Total Food & Staples Retailing                         $     438,506
----------------------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 0.2%
                                           Agricultural Products -- 0.1%
        472,938      3.74   LIBOR+         Darling International, Inc., Term B USD
                            250bps         Loan, 12/19/20                                         $     477,815
----------------------------------------------------------------------------------------------------------------
                                           Packaged Foods & Meats -- 0.1%
        475,893      3.80   PRIME+         JBS USA Lux SA (f.k.a. JBS USA, LLC),
                            150bps-        Initial Term Loan, 10/30/22
                            LIBOR+
                            250bps                                                                $     472,845
                                                                                                  --------------
                                           Total Food, Beverage & Tobacco                         $     950,660
----------------------------------------------------------------------------------------------------------------
                                           HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                           Personal Products -- 0.1%
        454,229      4.32   LIBOR+         Party City Holdings, Inc., 2016
                            300bps         Replacement Term Loan, 8/19/22     $                         455,470
                                                                                                  --------------
                                           Total Household & Personal Products                    $     455,470
----------------------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                                           Health Care Supplies -- 0.2%
        260,788      3.99   LIBOR+         Halyard Health, Inc., Term
                            275bps         Loan, 11/1/21                                          $     263,153
        580,000      4.55   LIBOR+         Kinetic Concepts, Inc., Dollar Term
                            325bps         Loan, 2/1/24                                                 575,771
        294,761      4.23   LIBOR+         Sterigenics-Nordion Holdings LLC,
                            300bps         Incremental Term Loan, 5/15/22                               294,854
                                                                                                  --------------
                                                                                                  $   1,133,778
----------------------------------------------------------------------------------------------------------------
                                           Health Care Services -- 0.2%
        493,769      4.30   LIBOR+         Envision Healthcare Corp., Initial Term
                            300bps         Loan, 11/17/23                                         $     497,842
        640,250      5.55   LIBOR+         US Renal Care, Inc., Initial Term Loan
                            425bps         (First Lien), 11/16/22                                       629,046
                                                                                                  --------------
                                                                                                  $   1,126,888
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 75

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Health Care Facilities -- 0.1%
         65,140      4.05   LIBOR+         CHS, Incremental 2019 Term G
                            275bps         Loan, 12/31/19                                         $      65,104
        120,280      4.21   LIBOR+         CHS, Incremental 2021 Term H
                            300bps         Loan, 1/27/21                                                120,043
        268,093      4.81   LIBOR+         Kindred Healthcare, Inc., Tranche B Loan
                            350bps         (First Lien), 4/10/21                                        268,219
        263,956      4.73   LIBOR+         Vizient, Inc., Term B-3
                            350bps         Loan, 2/13/23                                                267,354
                                                                                                  --------------
                                                                                                  $     720,720
                                                                                                  --------------
                                           Total Health Care Equipment & Services                 $   2,981,386
----------------------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS, BIOTECHNOLOGY &
                                           LIFE SCIENCES -- 0.2%
                                           Pharmaceuticals -- 0.2%
        240,000      5.50   LIBOR+         Endo Luxembourg Finance Co., S.a r.l.,
                            425bps         Initial Term Loan, 4/12/24                             $     241,457
        273,721      4.05   LIBOR+         Mallinckrodt International Finance SA,
                            275bps         2017 Term B Loan, 9/24/24                                    274,423
        391,003      5.99   LIBOR+         Valeant Pharmaceuticals, Series
                            475bps         F-1, 3/11/22                                                 397,946
                                                                                                  --------------
                                                                                                  $     913,826
                                                                                                  --------------
                                           Total Pharmaceuticals, Biotechnology &
                                           Life Sciences                                          $     913,826
----------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.3%
                                           Other Diversified Financial Services -- 0.1%
        423,530      3.30   LIBOR+         Delos Finance S.a r.l., New
                            200bps         Loan, 10/6/23                                          $     425,560
        326,625      3.56   LIBOR+         Fly Funding II Sarl,
                            225bps         Loan, 8/9/19                                                 327,101
                                                                                                  --------------
                                                                                                  $     752,661
----------------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.1%
        520,862      3.51   LIBOR+         Restaurant Brands, 1st Lien Term
                            225bps         Loan B, 2/17/24                                        $     520,753
        194,000      3.49   LIBOR+         SBA Senior Finance II LLC, Incremental
                            225bps         Tranche B-1 Term Loan, 3/31/21                               194,566
                                                                                                  --------------
                                                                                                  $     715,319
----------------------------------------------------------------------------------------------------------------
                                           Diversified Capital Markets -- 0.1%
        288,750      3.48   LIBOR+         Outfront Media Capital LLC, Term
                            225bps         Loan, 3/10/24                                          $     290,856
                                                                                                  --------------
                                           Total Diversified Financials                           $   1,758,836
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

76 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.0%+
                                           Hotel & Resort REIT -- 0.0%+
        311,063      3.49   LIBOR+         MGM Growth Properties Operating
                            225bps         Partnership LP, Term B Loan, 4/7/23                    $     312,132
                                                                                                  --------------
                                           Total Real Estate                                      $     312,132
----------------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.2%
                                           Internet Software & Services -- 0.0%+
        184,857      3.73   LIBOR+         Vantiv LLC, Term B
                            250bps         Loan, 6/12/21                                          $     186,276
----------------------------------------------------------------------------------------------------------------
                                           IT Consulting & Other Services -- 0.1%
        392,955      3.30   LIBOR+         CDW LLC, Term
                            200bps         Loan, 8/16/23                                          $     394,797
         77,412      5.98   LIBOR+         Evergreen Skills Lux Sarl, Initial Term
                            475bps         Loan (First Lien), 4/23/21                                    72,260
                                                                                                  --------------
                                                                                                  $     467,057
----------------------------------------------------------------------------------------------------------------
                                           Application Software -- 0.0%+
        246,588      3.56   LIBOR+         Verint Systems, Inc., Initial Term
                            225bps         Loan, 6/29/24                                          $     247,513
----------------------------------------------------------------------------------------------------------------
                                           Systems Software -- 0.1%
        345,941      3.81   LIBOR+         MA FinanceCo., LLC (a.k.a. Micro Focus
                            250bps         International Plc), Tranche B-2 Term
                                           Loan, 11/20/21                                         $     346,536
                                                                                                  --------------
                                           Total Software & Services                              $   1,247,382
----------------------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                           Communications Equipment -- 0.0%+
        276,128      3.73   LIBOR+         Ciena Corp., Refinancing Term
                            250bps         Loan, 2/25/22                                          $     277,336
----------------------------------------------------------------------------------------------------------------
                                           Electronic Equipment Manufacturers -- 0.1%
        321,136      3.31   LIBOR+         Zebra Technologies Corp., Tranche B Term
                            200bps         Loan, 10/27/21                                         $     321,640
                                                                                                  --------------
                                           Total Technology Hardware & Equipment                  $     598,976
----------------------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS & SEMICONDUCTOR
                                           EQUIPMENT -- 0.1%
                                           Semiconductor Equipment -- 0.1%
        606,038      3.55   LIBOR+         Sensata Technologies BV, Sixth Amendment
                            225bps         Term Loan, 10/14/21                                    $     610,502
----------------------------------------------------------------------------------------------------------------
                                           Semiconductors -- 0.0%+
        139,012      3.49   LIBOR+         ON Semiconductor Corp., 2017 New
                            225bps         Replacement Term Loan, 3/31/23                         $     139,596
                                                                                                  --------------
                                           Total Semiconductors & Semiconductor
                                           Equipment                                              $     750,098
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 77

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 0.1%
                                           Integrated Telecommunication Services -- 0.1%
        366,277      3.49   LIBOR+         GCI Holdings, Inc., New Term B Loan
                            225bps         (2016), 2/2/22                                         $     367,879
        225,000      3.48   LIBOR+         Level 3 Financing, Inc., Tranche B 2024
                            225bps         Term Loan, 2/17/24                                           225,216
                                                                                                  --------------
                                                                                                  $     593,095
----------------------------------------------------------------------------------------------------------------
                                           Wireless Telecommunication Services -- 0.0%+
        235,662      3.98   LIBOR+         Virgin Media Bristol LLC, I
                            275bps         Facility, 1/31/25                                      $     236,473
                                                                                                  --------------
                                           Total Telecommunication Services                       $     829,568
----------------------------------------------------------------------------------------------------------------
                                           UTILITIES -- 0.4%
                                           Electric Utilities -- 0.4%
        838,412      6.30   LIBOR+         APLP Holdings LP, Term
                            425bps         Loan, 4/12/23                                          $     845,399
        651,326      3.74   LIBOR+         Calpine Construction Finance Co. LP,
                            250bps         Term B-2 Loan, 1/3/22                                        650,613
        692,712      5.23   LIBOR+         TPF II Power, LLC, Term
                            375bps         Loan, 10/2/21                                                695,091
                                                                                                  --------------
                                                                                                  $   2,191,103
                                                                                                  --------------
                                           Total Utilities                                        $   2,191,103
----------------------------------------------------------------------------------------------------------------
                                           TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                           (Cost $30,024,644)                                     $  30,259,548
----------------------------------------------------------------------------------------------------------------
                                           TEMPORARY CASH INVESTMENTS -- 2.9%
                                           Commercial Paper -- 1.4%
        590,000                            Agrium, Inc., Commercial Paper, 9/18/17 (c)            $     589,565
        613,000                            Agrium, Inc., Commercial Paper, 9/26/17 (c)                  612,343
        295,000                            Agrium, Inc., Commercial Paper, 9/27/17 (c)                  294,671
        300,000                            Autozone, Inc., Commercial Paper, 9/29/17                    299,640
        655,000                            Bell Canada, Commercial Paper, 9/7/17 (c)                    654,818
        590,000                            Canadian Natural Resources, Inc.,
                                           Commercial Paper, 9/25/17 (c)                                589,323
        185,000                            Electricite De France, Commercial
                                           Paper, 9/19/17 (c)                                           184,856
      1,495,000                            Federation, Commercial Paper, 9/1/17 (c)                   1,494,950
        585,000                            Macquarie Bank, Commercial Paper,
                                           9/19/17 (c)                                                  584,617
        595,000                            Mondelez Int, Inc., Commercial Paper,
                                           9/22/17 (c)                                                  594,462
        634,000                            Oneok, Inc., Commercial Paper, 9/12/17 (c)                   633,592
      1,462,000                            Oneok, Inc., Commercial Paper, 9/18/17 (c)                 1,460,589
        655,000                            Udr, Inc., Commercial Paper, 9/1/17 (c)                      654,974
                                                                                                  --------------
                                                                                                  $   8,648,400
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

78 Pioneer Short Term Income Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------
                            Reference
Principal        Floating   Index +
Amount ($)       Rate (a)   Spread (b)                                                            Value
----------------------------------------------------------------------------------------------------------------
                                           Certificate of Deposit -- 1.5%
      1,250,000      1.95   3M LIBOR+      Bank of Montreal, Floating Rate
                            70bps          Note, 3/16/18                                          $   1,249,830
        705,000      1.52                  BNP Paribas NY Banch, Floating Rate
                                           Note, 9/12/17                                                705,077
        575,000      1.69   3M LIBOR+      Cooperatieve Rabobank UA New York,
                            47bps          Floating Rate Note, 9/8/17                                   575,067
        308,000      2.41   3M LIBOR+      Credit Suisse AG New York NY, Floating
                            130bps         Rate Note, 3/8/18                                            308,417
        960,000      1.30                  KBC Bank NV, Floating Rate Note, 10/24/17                    960,075
        600,000      2.01   3M LIBOR+      Mizuho Bank, Ltd. New York, Floating Rate
                            85bps          Note, 10/12/17                                               600,656
        585,000      1.66   3M LIBOR+      Mizuho Bank, Ltd. New York, Floating Rate
                            50bps          Note, 9/24/18                                                584,877
        570,000      1.00   1M LIBOR +     Mizuho Securities USA LLC, Floating Rate
                            54bps          Note, 10/11/17                                               569,994
        555,000      1.40                  Natixis NY, Floating Rate Note, 10/17/17                     555,155
        655,000      1.98   3M LIBOR+      Natixis SA New York NY, Floating Rate
                            69bps          Note, 9/25/17                                                655,348
        345,000      1.85   3M LIBOR+      Sumitomo Mitsui Trust Bank, Ltd., Floating
                            70bps          Rate Note, 9/20/17                                           345,143
        570,000      1.23   1M LIBOR +     Toronto-Dominion Bank New York, Floating
                            26bps          Rate Note, 5/9/18                                            570,477
        810,000      1.42                  UBS AG Stamford Branch, Floating Rate
                                           Note, 11/2/17                                                810,171
                                                                                                  --------------
                                                                                                  $   8,490,287
----------------------------------------------------------------------------------------------------------------
                                           TOTAL TEMPORARY CASH INVESTMENTS
                                           (Cost $17,142,693)                                     $  17,138,687
----------------------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENT IN UNAFFILIATED
                                           ISSUERS -- 100.3%
                                           (Cost $598,253,244)                                    $ 599,129,380
----------------------------------------------------------------------------------------------------------------
                                           OTHER ASSETS & LIABILITIES -- (0.3)%                   $  (1,756,111)
----------------------------------------------------------------------------------------------------------------
                                           NET ASSETS -- 100.0%                                   $ 597,373,269
================================================================================================================

+           Amount rounds to less than 0.1%.

(Cat Bond)  Catastrophe or event-linked bond. At August 31, 2017, the value of these securities amounted to $17,305,144 or 2.9% of total net assets. See Notes to Financial Statements -- Note 1H.

LIBOR       London-Interbank Offer Rate.

BPS         Basis Point.

PRIME       U.S. Federal Funds Rate.

H15T1Y      US Treasury Yield Curve Rate T Note Constant Maturity 1 Yr.

H15T3Y      US Treasury Yield Curve Rate T Note Constant Maturity 3 Yr.

12MTA       Federal Reserve US 12 Month Cumulative Avg 1 Yr CMT.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 79

COF         11 Cost of Funds for the 11th District of San Francisco.

ZERO        Zero Constant Index.

PNMR        Panamanian Mortgage Reference Rate.

T7Y         US Treasury Yield Curve Rate T Note Constant Maturity 7 Yr.

CPI         YOY US CPI Urban Consumers YoY NSA.

USBMMY3M    US Treasury 3 Month Bill Money Market Yield.

T-BILL 3MO  US Treasury 3 Month Bill.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2017, the value of these securities amounted to $211,850,080 or 35.5% of net assets.

REMICS      Real Estate Mortgage Investment Conduits.

REIT        Real Estate Investment Trust.

Strips      Separate trading of Registered interest and principal of securities.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(b)         Floating rate note. Reference index and spread shown at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) Structured reinsurance investment. At August 31, 2017, the value of these securities amounted to $9,710,004 or 1.6% of net assets. See Notes to Financial Statements -- Note 1H.

(e)         Rate to be determined.

(f) Securities that used significant unobservable inputs to determine their value.

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2017 were as follows:

--------------------------------------------------------------------------------
                                                    Purchases       Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                           $102,184,357    $ 93,446,251
Other Long-Term Securities                           306,038,772     303,484,373

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the Adviser) serves as investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the year ended August 31, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $6,785,944 and $17,015,861, respectively, which resulted in a net realized loss of $70,449.

The accompanying notes are an integral part of these financial statements.

80 Pioneer Short Term Income Fund | Annual Report | 8/31/17

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

--------------------------------------------------------------------------------------------------------
                                Settlement
 Contracts                      Month/           Notional             Market                Unrealized
 Long      Description          Year             Amount               Value                 Appreciation
--------------------------------------------------------------------------------------------------------
 630       U.S. 2 Yr Note       12/17            136,237,484          $136,276,874          $ 39,390
--------------------------------------------------------------------------------------------------------
   Total
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                Settlement
 Contracts                      Month/           Notional             Market                Unrealized
 (Short)   Description          Year             Amount               Value                 Depreciation
--------------------------------------------------------------------------------------------------------
 (74)      U.S. 5 Yr Note       12/17              (8,756,342)        $ (8,769,000)         $(12,658)
--------------------------------------------------------------------------------------------------------
   Total                                                                                    $(12,658)
--------------------------------------------------------------------------------------------------------
   Total Futures Contracts                                                                  $ 26,732
--------------------------------------------------------------------------------------------------------

At August 31, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $599,726,066 was as follows:

    Aggregate gross unrealized appreciation for all investments in which there
       is an excess of value over tax cost                                       $ 1,621,367
    Aggregate gross unrealized depreciation for all investments in which
       there is an excess of tax cost over value                                  (2,191,321)
                                                                                 ------------
    Net unrealized depreciation                                                  $  (569,954)
                                                                                 ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 81

The following is a summary of the inputs used as of August 31, 2017, in valuing the Fund's investments:

----------------------------------------------------------------------------------------------
                                        Level 1     Level 2         Level 3       Total
----------------------------------------------------------------------------------------------
Asset Backed Securities                 $     --    $   89,808,342  $       --    $ 89,808,342
Collateralized Mortgage Obligations           --       173,338,971          --     173,338,971
Corporate Bonds
   Insurance
      Reinsurance                             --        17,606,524     9,761,646    27,368,170
   All Other Corporate Bonds                  --       198,319,426          --     198,319,426
U.S. Government and Agency Obligations        --        62,896,236          --      62,896,236
Senior Floating Rate Loan Interests           --        30,259,548          --      30,259,548
Commercial Paper                              --         8,648,400          --       8,648,400
Certificates of Deposit                       --         8,490,287          --       8,490,287
----------------------------------------------------------------------------------------------
Total                                   $     --    $  589,367,734  $  9,761,646  $599,129,380
----------------------------------------------------------------------------------------------
Other Financial Instruments
Net unrealized appreciation on
   futures contracts                    $   26,732  $         --    $       --    $     26,732
----------------------------------------------------------------------------------------------
Total Other Financial Instruments       $   26,732  $         --    $       --    $     26,732
----------------------------------------------------------------------------------------------

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                     Corporate
                                                                     Bonds
--------------------------------------------------------------------------------
Balance as of 8/31/16                                                $ 9,834,965
Realized gain (loss)(1)                                                   (3,040)
Change in unrealized appreciation (depreciation)(2)                      437,433
Purchases                                                              8,117,015
Sales                                                                 (8,624,727)
Transfers in to Level 3*                                                      --
Transfers out of Level 3*                                                     --
--------------------------------------------------------------------------------
Balance as of 8/31/17                                                $ 9,761,646
================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended August 31, 2017, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments
     still held as of 8/31/17                                               $1,414,221
                                                                            ----------

The accompanying notes are an integral part of these financial statements.

82 Pioneer Short Term Income Fund | Annual Report | 8/31/17

Statement of Assets and Liabilities | 8/31/17

ASSETS:
  Investment in unaffiliated issuers at value (cost $598,253,244)  $599,129,380
  Cash                                                                1,471,751
  Futures collateral                                                    328,000
  Receivables --
     Investment securities sold                                          27,159
     Fund shares sold                                                 2,240,333
     Interest                                                         1,989,669
  Variation margin for futures contracts                                  4,640
  Net unrealized appreciation on futures contracts                       26,732
  Other assets                                                           49,777
--------------------------------------------------------------------------------
         Total assets                                              $605,267,441
--------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                               $  5,339,817
     Fund shares repurchased                                          1,944,572
     Distributions                                                      201,702
     Trustee fees                                                         3,760
  Due to broker for futures                                              26,732
  Due to affiliates                                                      73,370
  Accrued expenses                                                      304,219
--------------------------------------------------------------------------------
         Total liabilities                                         $  7,894,172
--------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                  $611,939,122
  Distributions in excess of net investment income                      (91,196)
  Accumulated net realized loss on investments                      (15,377,525)
  Net unrealized appreciation on investments                            902,868
--------------------------------------------------------------------------------
         Net assets                                                $597,373,269
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $162,375,296/17,013,388 shares)                $       9.54
  Class C (based on $83,649,237/8,779,670 shares)                  $       9.53
  Class C2 (based on $2,069,824/217,181 shares)                    $       9.53
  Class K (based on $15,453,993/1,617,232 shares)                  $       9.56
  Class Y (based on $333,824,919/35,052,961 shares)                $       9.52
MAXIMUM OFFERING PRICE:
  Class A ($9.54 (divided by) 97.5%)                               $       9.78
================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 83

Statement of Operations

For the year ended 8/31/17

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                  $14,330,945
---------------------------------------------------------------------------------------------------
         Total investment income                                                       $14,330,945
---------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $ 2,019,043
  Transfer agent fees
     Class A                                                              240,217
     Class C                                                               53,163
     Class C2                                                               1,630
     Class K                                                                  145
     Class Y                                                              351,404
  Distribution fees
     Class A                                                              343,384
     Class C                                                              439,569
     Class C2                                                              13,133
  Shareholder communications expense                                       22,844
  Administrative expense                                                  205,737
  Custodian fees                                                          119,726
  Registration fees                                                       127,058
  Professional fees                                                        65,377
  Printing expense                                                         46,686
  Fees and expenses of nonaffiliated Trustees                              23,236
  Miscellaneous                                                           228,986
---------------------------------------------------------------------------------------------------
     Total expenses                                                                    $ 4,301,338
---------------------------------------------------------------------------------------------------
         Net investment income                                                         $10,029,607
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments from unaffiliated issuers                            $  (245,128)
     Futures contracts                                                   (273,192)
     Other assets and liabilities denominated in
        foreign currencies                                                  3,012      $  (515,308)
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments from unaffiliated issuers                            $ 1,495,031
     Futures contracts                                                     79,828      $ 1,574,859
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                               $ 1,059,551
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                 $11,089,158
===================================================================================================

The accompanying notes are an integral part of these financial statements.

84 Pioneer Short Term Income Fund | Annual Report | 8/31/17

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------
                                                           Year Ended      Year Ended
                                                           8/31/17         8/31/16*
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                               $  10,029,607   $   8,719,199
Net realized gain (loss) on investments                         (515,308)     (1,065,864)
Change in net unrealized appreciation (depreciation)
  on investments                                               1,574,859       1,792,249
-----------------------------------------------------------------------------------------
     Net increase in net assets resulting
         from operations                                   $  11,089,158   $   9,445,584
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.19 and $0.15 per share, respectively)     $  (3,462,089)  $  (3,226,254)
     Class C ($0.17 and $0.13 per share, respectively)        (1,561,362)     (1,384,199)
     Class C2 ($0.17 and $0.13 per share, respectively)          (46,852)        (44,578)
     Class K ($0.22 and $0.18 per share, respectively)          (363,296)       (277,479)
     Class Y ($0.21 and $0.17 per share, respectively)        (6,616,467)     (4,913,027)
-----------------------------------------------------------------------------------------
         Total distributions to shareowners                $ (12,050,066)  $  (9,845,537)
=========================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $ 280,503,960   $ 320,569,300
Reinvestment of distributions                                  9,767,875       8,167,268
Cost of shares repurchased                                  (266,958,230)   (350,725,882)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
         Fund share transactions                           $  23,313,605   $ (21,989,314)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                 $  22,352,697   $ (22,389,267)
NET ASSETS:
Beginning of year                                          $ 575,020,572   $ 597,409,839
-----------------------------------------------------------------------------------------
End of year                                                $ 597,373,269   $ 575,020,572
-----------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
  investment income                                        $     (91,196)  $     435,630
=========================================================================================

* The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 85

-------------------------------------------------------------------------------------------
                                 Year Ended   Year Ended       Year Ended    Year Ended
                                 8/31/17      8/31/17          8/31/16*      8/31/16*
                                 Shares       Amount           Shares        Amount
-------------------------------------------------------------------------------------------
Class A
Shares sold                       5,884,460   $  56,033,924      7,920,973   $  75,411,797
Reinvestment of distributions       314,822       3,001,290        298,715       2,848,521
Less shares repurchased          (7,996,253)    (76,240,420)   (10,872,579)   (103,673,378)
-------------------------------------------------------------------------------------------
      Net decrease               (1,796,971)  $ (17,205,206)    (2,652,891)  $ (25,413,060)
===========================================================================================
Class C
Shares sold                       3,155,621   $  30,044,298      5,709,801   $  54,341,633
Reinvestment of distributions       159,338       1,516,582        140,618       1,338,300
Less shares repurchased          (4,701,605)    (44,761,514)    (6,001,794)    (57,127,721)
-------------------------------------------------------------------------------------------
      Net decrease               (1,386,646)  $ (13,200,634)      (151,375)  $  (1,447,788)
===========================================================================================
Class C2
Shares sold                          32,796   $     312,873        161,411   $   1,535,562
Reinvestment of distributions         2,133          20,313          1,951          18,584
Less shares repurchased            (124,645)     (1,187,287)      (171,799)     (1,636,013)
-------------------------------------------------------------------------------------------
      Net decrease                  (89,716)  $    (854,101)        (8,437)  $     (81,867)
===========================================================================================
Class K
Shares sold                         121,903   $   1,161,557      1,776,384   $  16,995,201
Reinvestment of distributions         1,308          12,486             --              --
Less shares repurchased            (229,997)     (2,199,882)      (287,286)     (2,738,090)
-------------------------------------------------------------------------------------------
      Net increase (decrease)      (106,786)  $  (1,025,839)     1,489,098   $  14,257,111
===========================================================================================
Class Y
Shares sold                      20,278,455   $ 192,951,308     18,121,505   $ 172,285,107
Reinvestment of distributions       548,385       5,217,204        416,374       3,961,863
Less shares repurchased         (14,985,173)   (142,569,127)   (19,487,306)   (185,550,680)
-------------------------------------------------------------------------------------------
      Net increase (decrease)     5,841,667   $  55,599,385       (949,427)  $  (9,303,710)
===========================================================================================

* The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

86 Pioneer Short Term Income Fund | Annual Report | 8/31/17

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year       Year        Year
                                                             Ended        Ended        Ended      Ended       Ended
                                                             8/31/17      8/31/16**    8/31/15**  8/31/14**   8/31/13
-----------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   9.56     $   9.57     $   9.66   $    9.66   $   9.72
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.16(a)  $   0.13(a)  $   0.10   $    0.13   $   0.21
   Net realized and unrealized gain (loss) on investments        0.01         0.01        (0.03)       0.02      (0.04)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.17     $   0.14     $   0.07   $    0.15   $   0.17
-----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.19)    $  (0.15)    $  (0.16)  $   (0.15)  $  (0.23)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.02)    $  (0.01)    $  (0.09)  $      --   $  (0.06)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.54     $   9.56     $   9.57   $    9.66   $   9.66
=======================================================================================================================
Total return*                                                    1.82%        1.50%        0.74%       1.58%      1.71%
Ratio of net expenses to average net assets                      0.84%        0.79%        0.82%       0.79%      0.88%
Ratio of net investment income (loss) to average net assets      1.64%        1.41%        1.12%       1.34%      1.95%
Portfolio turnover rate                                            70%          44%          48%         41%        28%
Net assets, end of period (in thousands)                     $162,375     $179,870     $205,451   $ 230,938   $169,587
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.84%        0.79%        0.82%       0.79%      0.98%
   Net investment income (loss) to average net assets            1.64%        1.41%        1.12%       1.34%      1.85%
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 87

-----------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year       Year        Year
                                                             Ended        Ended        Ended      Ended       Ended
                                                             8/31/17      8/31/16**    8/31/15**  8/31/14**   8/31/13
-----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  9.54      $  9.55      $  9.65    $   9.65    $  9.70
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.14(a)   $  0.11(a)   $  0.08    $   0.11    $  0.15
   Net realized and unrealized gain (loss) on investments       0.02         0.01        (0.04)       0.02      (0.04)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.16      $  0.12      $  0.04    $   0.13    $  0.11
-----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.17)     $ (0.13)     $ (0.14)   $  (0.13)   $ (0.16)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.01)     $ (0.01)     $ (0.10)   $     --    $ (0.05)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.53      $  9.54      $  9.55    $   9.65    $  9.65
=======================================================================================================================
Total return*                                                   1.69%        1.25%        0.40%       1.31%      1.09%
Ratio of net expenses to average net assets                     1.05%        1.05%        1.06%       1.06%      1.53%
Ratio of net investment income (loss) to average net assets     1.42%        1.16%        0.87%       1.07%      1.39%
Portfolio turnover rate                                           70%          44%          48%         41%        28%
Net assets, end of period (in thousands)                     $83,649      $97,028      $98,585    $ 93,355    $52,072
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         1.05%        1.05%        1.06%       1.06%      1.54%
   Net investment income (loss) to average net assets           1.42%        1.16%        0.87%       1.07%      1.38%
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

88 Pioneer Short Term Income Fund | Annual Report | 8/31/17

------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year       Year
                                                             Ended        Ended        Ended      Ended       8/1/13
                                                             8/31/17      8/31/16***   8/31/15*** 8/31/14***  to 8/31/13
------------------------------------------------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period                         $  9.55      $  9.56      $  9.65    $   9.65    $  9.65
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.14(a)   $  0.11(a)   $  0.08    $   0.13    $  0.02
   Net realized and unrealized gain (loss) on investments       0.01         0.01        (0.03)       0.00(b)   (0.01)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.15      $  0.12      $  0.05    $   0.13    $  0.01
------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.17)     $ (0.13)     $ (0.14)   $  (0.13)   $ (0.01)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.02)     $ (0.01)     $ (0.09)   $     --    $    --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.53      $  9.55      $  9.56    $   9.65    $  9.65
========================================================================================================================
Total return*                                                   1.57%        1.28%        0.51%       1.37%      0.15%
Ratio of net expenses to average net assets                     1.05%        1.04%        1.04%       1.05%      1.01%**
Ratio of net investment income (loss) to average net assets     1.42%        1.17%        0.90%       1.13%      2.07%**
Portfolio turnover rate                                           70%          44%          48%         41%        28%**
Net assets, end of period (in thousands)                     $ 2,070      $ 2,930      $ 3,014    $  2,934    $    26
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

*** The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 89

--------------------------------------------------------------------------------------------------
                                                             Year         Year
                                                             Ended        Ended        12/1/14 to
                                                             8/31/17      8/31/16****  8/31/15****
--------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                         $  9.57      $  9.58      $  9.65
--------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.19(a)   $  0.17(a)   $ (0.18)
   Net realized and unrealized gain (loss)
      on investments                                            0.02         0.00(b)      0.26
--------------------------------------------------------------------------------------------------
Net increase (decrease) from
   investment operations                                     $  0.21      $  0.17      $  0.08
--------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.22)     $ (0.18)     $ (0.15)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.01)     $ (0.01)     $ (0.07)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.56      $  9.57      $  9.58
==================================================================================================
Total return*                                                   2.25%        1.81%        0.84%***
Ratio of net expenses to average net assets                     0.49%        0.50%        0.50%**
Ratio of net investment income (loss) to average
   net assets                                                   1.99%        1.74%        1.26%**
Portfolio turnover rate                                           70%          44%          48%
Net assets, end of period (in thousands)                     $15,454      $16,502      $ 2,251
==================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

**** The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

90 Pioneer Short Term Income Fund | Annual Report | 8/31/17

-----------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year       Year        Year
                                                             Ended        Ended        Ended      Ended       Ended
                                                             8/31/17      8/31/16**    8/31/15**  8/31/14**   8/31/13
-----------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $   9.54     $   9.55     $   9.64   $    9.64   $   9.70
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.18(a)  $   0.15(a)  $   0.11   $    0.16   $   0.24
   Net realized and unrealized gain (loss) on investments        0.01         0.01        (0.02)       0.02      (0.04)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.19     $   0.16     $   0.09   $    0.18   $   0.20
-----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.21)    $  (0.17)    $  (0.18)  $   (0.18)  $  (0.26)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.02)    $  (0.01)    $  (0.09)  $    --     $  (0.06)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.52     $   9.54     $   9.55   $    9.64   $   9.64
=======================================================================================================================
Total return*                                                    2.04%        1.71%        0.97%       1.84%      2.03%
Ratio of net expenses to average net assets                      0.61%        0.59%        0.60%       0.57%      0.59%
Ratio of net investment income (loss) to average net assets      1.88%        1.61%        1.33%       1.57%      2.34%
Portfolio turnover rate                                            70%          44%          48%         41%        28%
Net assets, end of period (in thousands)                     $333,825     $278,689     $288,108   $ 403,710   $264,018
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

** The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 91

Notes to Financial Statements | 8/31/17

1. Organization and Significant Accounting Policies

Pioneer Short Term Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the Adviser) and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the Distributor).

92 Pioneer Short Term Income Fund | Annual Report | 8/31/17

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. Financial statements with a period end date on or after August 1, 2017 are required to be in compliance with the amendments to Regulation S-X. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 93

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser, pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural

94 Pioneer Short Term Income Fund | Annual Report | 8/31/17 disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At August 31, 2017, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 95

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2017, the Fund did not accrue any interest or penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from (U.S. GAAP). Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At August 31, 2017, the Fund reclassified $1,493,633 to decrease Distributions in excess of net investment income, $927,106 to increase accumulated net realized loss on investments and $566,527 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At August 31, 2017, the Fund was permitted to carry forward indefinitely $4,501,506 of short-term losses and $8,245,252 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at August 31, 2017, the Fund had a net capital loss carryforward of $2,050,826 of which the following amounts will expire between 2018 and 2019 if not utilized: $1,062,928 in 2018, and $987,898 in
     2019. In addition, the Fund had a capital loss carryforward of $566,527, which expired during the year ended August 31, 2017.

     The tax character of distributions during the years ended August 31, 2017 and August 31, 2016 were as follows:

     ---------------------------------------------------------------------------
                                                              2017          2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                   $12,050,066    $9,845,537
     ---------------------------------------------------------------------------
          Total                                        $12,050,066    $9,845,537
     ===========================================================================

96 Pioneer Short Term Income Fund | Annual Report | 8/31/17

     The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2017:

     ---------------------------------------------------------------------------
                                                                           2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $  1,003,387
     Capital loss carryforward                                      (14,797,584)
     Current year dividend payable                                     (201,702)
     Unrealized depreciation                                           (569,954)
     ---------------------------------------------------------------------------
          Total                                                    $(14,565,853)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral on wash sales, adjustments relating to catastrophe bonds and reinsurance sidecars, the tax treatment of premium and amortization and the market to market of futures contracts.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $7,318 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2017.

F.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, Class C2, and Class K shares of the Fund, respectively (see Note 4). Class K or Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 97

G.   Risks

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Insurance-linked securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

98 Pioneer Short Term Income Fund | Annual Report | 8/31/17

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. For the year ended August 31, 2017, the Fund had no open repurchase agreements.

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures

                     Pioneer Short Term Income Fund | Annual Report | 8/31/17 99 exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at August 31, 2017 was $328,000 and is recorded as "Futures Collateral" on the Statement of Assets and Liabilities. Subsequent payments for futures contracts (variation margin) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended August 31, 2017 was $120,656,626. Open futures contracts at August 31, 2017 are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. For the year ended August 31, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.35% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $54,754 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

100 Pioneer Short Term Income Fund | Annual Report | 8/31/17

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended August 31, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $14,982
Class C                                                                    2,479
Class C2                                                                       1
Class K                                                                      151
Class Y                                                                    5,231
--------------------------------------------------------------------------------
  Total                                                                  $22,844
================================================================================

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Further pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $18,616 in distribution fees payable to the Distributor at August 31, 2017.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C and Class C2 shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K or Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2017, CDSCs in the amount of $12,377 were paid to the Distributor.

                    Pioneer Short Term Income Fund | Annual Report | 8/31/17 101

5.   Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at August 31, 2017 was as follows:

-----------------------------------------------------------------------------------
                                              Foreign
Statement of             Interest    Credit   Exchange        Equity     Commodity
Assets and Liabilities   Rate Risk   Risk     Rate Risk       Risk       Risk
-----------------------------------------------------------------------------------
Assets
 Net unrealized
  appreciation of
  futures contracts      $26,732     $--      $--             $--        $--
-----------------------------------------------------------------------------------
  Total Value            $26,732     $--      $--             $--        $--
===================================================================================

102 Pioneer Short Term Income Fund | Annual Report | 8/31/17

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at August 31, 2017 was as follows:

----------------------------------------------------------------------------------------------
                                                    Foreign
Statement of              Interest     Credit       Exchange         Equity          Commodity
Operations                Rate Risk    Risk         Rate Risk        Risk            Risk
----------------------------------------------------------------------------------------------
Net realized gain
 (loss) on
 Futures contracts        $(273,192)   $--          $--              $--             $--
----------------------------------------------------------------------------------------------
   Total Value            $(273,192)   $--          $--              $--             $--
==============================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on
 Futures contracts        $ 79,828     $--          $--              $--             $--
----------------------------------------------------------------------------------------------
  Total Value             $ 79,828     $--          $--              $--             $--
==============================================================================================

6. Results of Shareholder Meeting

At a special meeting held on June 13, 2017, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders follows:

----------------------------------------------------------------------------------------------
                             For                Against         Abstain       Broker Non-Votes
----------------------------------------------------------------------------------------------
Proposal 1 - To approve      24,171,474.896     160,931.896     596,388.255   9,399,929.400
an New Management
Agreement with
the Adviser

----------------------------------------------------------------------------------------------
                                                          For                      Withhold
----------------------------------------------------------------------------------------------
Proposal 2 - To elect Trustees
----------------------------------------------------------------------------------------------
David R. Bock                                             33,511,497.849           817,226.598
----------------------------------------------------------------------------------------------
Benjamin M. Friedman                                      33,510,333.039           818,391.408
----------------------------------------------------------------------------------------------
Margaret B.W. Graham                                      33,527,536.739           801,187.708
----------------------------------------------------------------------------------------------
Lisa M. Jones                                             33,537,268.412           791,456.035
----------------------------------------------------------------------------------------------
Lorraine H. Monchak                                       33,545,281.163           783,443.284
----------------------------------------------------------------------------------------------
Thomas J. Perna                                           33,529,171.039           799,553.408
----------------------------------------------------------------------------------------------
Marguerite A. Piret                                       33,527,111.549           801,612.898
----------------------------------------------------------------------------------------------
Fred J. Ricciardi                                         33,517,296.939           811,427.508
----------------------------------------------------------------------------------------------
Kenneth J. Taubes                                         33,533,035.849           795,688.598
----------------------------------------------------------------------------------------------

                    Pioneer Short Term Income Fund | Annual Report | 8/31/17 103

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer Short Term Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Short Term Income Fund (the "Fund"), including the schedule of investments, as of August 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the financial highlights for the year ended August 31, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended August 31, 2016 and the financial highlights in the periods ended August 31, 2014, August 31, 2015 and August 31, 2016 were audited by another independent registered public accounting firm whose report, dated October 24, 2016, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Short Term Income Fund at August 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the year then ended and the financial highlights for the year ended August 31, 2013 in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
October 27, 2017

104 Pioneer Short Term Income Fund | Annual Report | 8/31/17

ADDITIONAL INFORMATION

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 77.61%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Funds' investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Funds' previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Funds upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Funds' independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Funds' independent registered public accounting firm, including the Funds' two most recent fiscal years preceding the fiscal year ended August 31, 2017, D&T's reports on the Funds' financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Funds' fiscal year ended August 31, 2017.

                    Pioneer Short Term Income Fund | Annual Report | 8/31/17 105

Prior to its engagement, EY had advised the Funds' Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Funds, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Funds under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Funds, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

106 Pioneer Short Term Income Fund | Annual Report | 8/31/17

Approval of New and Interim Management Agreements

Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc., serves as the investment adviser to Pioneer Short Term Income Fund (the Fund) pursuant to an investment management agreement between Amundi Pioneer and the Fund.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world (the "Transaction"). As a result of the Transaction, Amundi Pioneer became an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A. ("PGAM"), a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit").

Under the Investment Company Act of 1940, the Fund's current investment management agreement (the "Current Management Agreement") terminated automatically upon the consummation of the Transaction. In order for Amundi Pioneer to continue to manage the Fund after the consummation of the Transaction, the Trustees and shareholders of the Fund were required to approve a new investment management agreement for the Fund (the "New Management Agreement"). As discussed below, the Board of Trustees of the Fund approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement was approved by the shareholders of the Fund at a meeting held on June 13, 2017. The Board of Trustees of the Fund also approved an interim investment management agreement between Amundi Pioneer and the Fund (the "Interim Management Agreement") at the March 6-7, 2017 meeting. The Interim Management Agreement would have taken effect upon the closing of the Transaction in the event that the shareholders of the Fund did not approve the New Management Agreement.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Fund. In connection with their evaluation of the Transaction and the New Management Agreement for the Fund, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Fund and its shareholders; (c) the post-Transaction plans for Amundi Pioneer, including Amundi's plans for integration of Pioneer Investments and

                    Pioneer Short Term Income Fund | Annual Report | 8/31/17 107

Amundi Pioneer with its existing asset management businesses and plans for the future development of Amundi Pioneer; (d) the effect of the Transaction on the ongoing services provided to the Fund, including the need to select a new independent registered public accounting firm for the Fund, and any plans to modify the operations of the Fund; (e) the stability and continuity of Amundi Pioneer's management and key employees, including compensation and benefits to Amundi Pioneer's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of Amundi Pioneer; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of Amundi Pioneer in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund; (iii) the Fund's management fees and total expense ratios, the financial statements of Amundi Pioneer and its pre- and post-Transaction parent companies, profitability analyses from Amundi Pioneer, and analyses from Amundi Pioneer as to possible economies of scale;
(iv) the profitability of the institutional business of Amundi Pioneer and Amundi Pioneer's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("Amundi Pioneer Institutional") as compared to that of Amundi Pioneer's fund management business; and (v) the differences between the fees and expenses of the Fund and the fees and expenses of Amundi Pioneer's and Amundi Pioneer Institutional's institutional accounts, as well as the different services provided by Adviser to the Fund and by Amundi Pioneer and Amundi Pioneer Institutional to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Fund's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Fund in September 2016.

108 Pioneer Short Term Income Fund | Annual Report | 8/31/17

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with Amundi Pioneer; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of Amundi Pioneer; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of Amundi Pioneer; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of Amundi Pioneer and Amundi Pioneer Institutional, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer with respect to the Fund as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which Amundi Pioneer could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by Amundi Pioneer would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within

                    Pioneer Short Term Income Fund | Annual Report | 8/31/17 109

Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Fund's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from Amundi Pioneer the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by Amundi Pioneer and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Fund. In considering the New Management Agreement for the Fund, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi Pioneer to the Fund and that are expected to be provided by Amundi Pioneer to the Fund following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed Amundi Pioneer's investment approach for the Fund and its research process. The Trustees considered the resources of Amundi Pioneer and the personnel of Amundi Pioneer who provide investment management services to the Fund. They also reviewed the amount of non-investment resources and personnel of Amundi Pioneer that are involved in Amundi Pioneer's services to the Fund, including Amundi Pioneer's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi Pioneer's senior management to the Pioneer Fund complex.

110 Pioneer Short Term Income Fund | Annual Report | 8/31/17

The Trustees considered that Amundi Pioneer supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations and that Amundi Pioneer would continue to provide those investment management and research services and resources to the Fund following the consummation of the Transaction. The Trustees also considered that, as administrator, Amundi Pioneer would continue to be responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees to be paid to Amundi Pioneer for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP informed the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it would be necessary for the Board to engage a new independent registered public accounting firm for the Fund.

The Trustees considered that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that Amundi Pioneer may have access to additional research and portfolio management capabilities as a result of the Transaction and that Amundi Pioneer, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of Amundi Pioneer. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer as a direct result of the Transaction, or the risk management, legal or compliance services provided by Amundi Pioneer, with respect to the Fund. They further considered the current incentive arrangements for key personnel of Amundi Pioneer that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

                    Pioneer Short Term Income Fund | Annual Report | 8/31/17 111

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Fund and its shareholders that are expected to be provided by Amundi Pioneer after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi Pioneer would continue to provide to the Fund under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi Pioneer and information comparing the Fund's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Fund's benchmark index. They also discussed the Fund's performance with Amundi Pioneer on a regular basis.

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Fund are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

112 Pioneer Short Term Income Fund | Annual Report | 8/31/17

The Trustees considered that the Fund's management fee as of September 30, 2016 was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares as of September 30, 2016 was in the third quintile relative to its Morningstar category and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares as of September 30, 2016 was in the fourth quintile relative to its Morningstar category and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally.

The Trustees reviewed management fees charged by Amundi Pioneer and Amundi Pioneer Institutional to institutional and other clients, including publicly offered European funds sponsored by Amundi Pioneer's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi Pioneer's costs in providing services to the Fund and Amundi Pioneer's and Amundi Pioneer Institutional's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi Pioneer's and Amundi Pioneer Institutional's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under both the Current Management Agreement and the New Management Agreement, Amundi Pioneer would perform additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different risks associated with Amundi Pioneer's management of the Fund and Amundi Pioneer's and Amundi Pioneer Institutional's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to Amundi Pioneer was reasonable in relation to the nature and quality of the services to be provided by Amundi Pioneer.

                    Pioneer Short Term Income Fund | Annual Report | 8/31/17 113

Profitability

The Trustees considered information provided by Amundi Pioneer regarding the profitability of Amundi Pioneer with respect to the advisory services provided by Amundi Pioneer to the Fund, including the methodology used by Amundi Pioneer in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi Pioneer's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi Pioneer and Amundi Pioneer Institutional from non-fund businesses. The Trustees considered Amundi Pioneer's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi Pioneer's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi Pioneer's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi Pioneer in research and analytical capabilities and Amundi Pioneer's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that Amundi Pioneer enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the Current Management Agreement or the New Management Agreement, for services provided by Amundi Pioneer and its affiliates. The Trustees further considered the revenues and profitability of Amundi Pioneer's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi Pioneer and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

114 Pioneer Short Term Income Fund | Annual Report | 8/31/17

The Trustees considered that following the completion of the Transaction, Amundi Pioneer will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for Amundi Pioneer, Amundi Pioneer Institutional and Amundi that derive from Amundi Pioneer's relationships with the Fund, including Amundi's ability to market the services of Amundi Pioneer globally. The Trustees noted that Amundi Pioneer may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of Amundi Pioneer. The Trustees considered that Amundi Pioneer and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi Pioneer as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

                    Pioneer Short Term Income Fund | Annual Report | 8/31/17 115

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended August 31 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 46 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

116 Pioneer Short Term Income Fund | Annual Report | 8/31/17

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position    Term of Office and                                                     Other Directorships
Held With the Fund        Length of Service      Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)      Trustee since 2006.    Private investor (2004 - 2008 and 2013 -        Director, Broadridge Financial
Chairman of the Board     Serves until a         present); Chairman (2008 - 2013) and Chief      Solutions, Inc. (investor
and Trustee               successor trustee is   Executive Officer (2008 - 2012), Quadriserv,    communications and securities
                          elected or earlier     Inc. (technology products for securities        processing provider for financial
                          retirement or removal. lending industry); and Senior Executive Vice    services industry) (2009 -
                                                 President, The Bank of New York (financial and  present); Director, Quadriserv,
                                                 securities services) (1986 - 2004)              Inc. (2005 - 2013); and
                                                                                                 Commissioner, New Jersey State
                                                                                                 Civil Service Commission (2011 -
                                                                                                 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (73)        Trustee since 2005.    Managing Partner, Federal City Capital Advisors Director of New York Mortgage
Trustee                   Serves until a         (corporate advisory services company) (1997 -   Trust (publicly-traded mortgage
                          successor trustee is   2004 and 2008 - present); Interim Chief         REIT) (2004 - 2009, 2012 -
                          elected or earlier     Executive Officer, Oxford Analytica, Inc.       present); Director of The Swiss
                          retirement or removal. (privately held research and consulting         Helvetia Fund, Inc. (closed-end
                                                 company) (2010); Executive Vice President and   fund) (2010 - present); Director
                                                 Chief Financial Officer, I-trax, Inc. (publicly of Oxford Analytica, Inc. (2008 -
                                                 traded health care services company) (2004 -    present); and Director of
                                                 2007); and Executive Vice President and Chief   Enterprise Community Investment,
                                                 Financial Officer, Pedestal Inc.                Inc. (privately-held affordable
                                                 (internet-based mortgage trading company) (2000 housing finance company) (1985 -
                                                 - 2002); Private Consultant (1995 - 1997);      2010)
                                                 Managing Director, Lehman Brothers (1992 -
                                                 1995); Executive, The World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73) Trustee since 2008.    William Joseph Maier Professor of Political     Trustee, Mellon Institutional
Trustee                   Serves until a         Economy, Harvard University (1972 - present)    Funds Investment Trust and Mellon
                          successor trustee is                                                   Institutional Funds Master
                          elected or earlier                                                     Portfolio (oversaw 17 portfolios
                          retirement or removal.                                                 in fund complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70) Trustee since 2004.    Founding Director, Vice-President and Corporate None
Trustee                   Serves until a         Secretary, The Winthrop Group, Inc. (consulting
                          successor trustee is   firm) (1982 - present); Desautels Faculty of
                          elected or earlier     Management, McGill University (1999 - present);
                          retirement or removal. and Manager of Research Operations and
                                                 Organizational Learning, Xerox PARC, Xerox's
                                                 advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Short Term Income Fund | Annual Report | 8/31/17 117

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                      Other Directorships
Held With the Fund       Length of Service       Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61) Trustee since 2017.     Chief Investment Officer, 1199 SEIU Funds       None
Trustee                  (Advisory Trustee from  (healthcare workers union pension funds) (2001
                         2014 - 2017). Serves    - present); Vice President - International
                         until a successor       Investments Group, American International
                         trustee is elected or   Group, Inc. (insurance company) (1993 - 2001);
                         earlier retirement or   Vice President, Corporate Finance and Treasury
                         removal.                Group, Citibank, N.A. (1980 - 1986 and 1990 -
                                                 1993); Vice President - Asset/Liability
                                                 Management Group, Federal Farm Funding
                                                 Corporation (government-sponsored issuer of
                                                 debt securities) (1988 - 1990); Mortgage
                                                 Strategies Group, Shearson Lehman Hutton, Inc.
                                                 (investment bank) (1987 - 1988); Mortgage
                                                 Strategies Group, Drexel Burnham Lambert, Ltd.
                                                 (investment bank) (1986 - 1987)

------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69) Trustee since 2004.     President and Chief Executive Officer, Newbury  Director of New America High
Trustee                  Serves until a          Piret Company (investment banking firm) (1981 - Income Fund, Inc. (closed-end
                         successor trustee is    present)                                        investment company) (2004 -
                         elected or earlier                                                      present); and Member, Board of
                         retirement or removal.                                                  Governors, Investment Company
                                                                                                 Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)   Trustee since 2014.     Consultant (investment company services) (2012  None
Trustee                  Serves until a          - present); Executive Vice President, BNY
                         successor trustee is    Mellon (financial and investment company
                         elected or earlier      services) (1969 - 2012); Director, BNY
                         retirement or removal.  International Financing Corp. (financial services) (2002 - 2012); Director, Mellon
                                                 Overseas Investment Corp. (financial services)
                                                 (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

118 Pioneer Short Term Income Fund | Annual Report | 8/31/17

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                      Other Directorships
Held With the Fund       Length of Service       Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (55)*      Trustee since 2017.     Chair, Director, CEO and President of Amundi    None
Trustee, President and   Serves until a          Pioneer Asset Management USA, Inc. (since
Chief Executive Officer  successor trustee is    September 2014); Chair, Director and CEO of
                         elected or earlier      Amundi Pioneer Asset Management, Inc. (since
                         retirement or removal   September 2014); Chair, Director and CEO of
                                                 Amundi Pioneer Distributor, Inc. (since
                                                 September 2014); Chair, Director, CEO and
                                                 President of Amundi Pioneer Institutional Asset
                                                 Management, Inc. (since September 2014);
                                                 Managing Director, Morgan Stanley Investment
                                                 Management (2010 - 2013); Director of
                                                 Institutional Business, CEO of International,
                                                 Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*  Trustee since 2014.     Director and Executive Vice President (since    None
Trustee                  Serves until a          2008) and Chief Investment Officer, U.S. (since
                         successor trustee is    2010) of Amundi Pioneer Asset Management USA,
                         elected or earlier      Inc.; Executive Vice President and Chief
                         retirement or removal   Investment Officer, U.S. of Amundi Pioneer
                                                 (since 2008); Executive Vice President of
                                                 Amundi Pioneer Institutional Asset Management,
                                                 Inc. (since 2009); Portfolio Manager of Amundi
                                                 Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Short Term Income Fund | Annual Report | 8/31/17 119

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                      Other Directorships
Held With the Fund       Length of Service       Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley    Since 2004. Serves at   Vice President and Associate General Counsel of None
(52)                     the discretion of the   Amundi Pioneer since January 2008; Secretary
Secretary and            Board                   and Chief Legal Officer of all of the Pioneer
Chief Legal Officer                              Funds since June 2010; Assistant Secretary of
                                                 all of the Pioneer Funds from September 2003 to
                                                 May 2010; Vice President and Senior Counsel of
                                                 Amundi Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)   Since 2010. Serves at   Fund Governance Director of Amundi Pioneer      None
Assistant Secretary      the discretion of the   since December 2006 and Assistant Secretary of
                         Board                   all the Pioneer Funds since June 2010; Manager
                                                 - Fund Governance of Amundi Pioneer from
                                                 December 2003 to November 2006; and Senior
                                                 Paralegal of Amundi Pioneer from January 2000
                                                 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)        Since 2010. Serves at   Senior Counsel of Amundi Pioneer since May 2013 None
Assistant Secretary      the discretion of the   and Assistant Secretary of all the Pioneer
                         Board                   Funds since June 2010; Counsel of Amundi
                                                 Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)     Since 2008. Serves at   Vice President - Fund Treasury of Amundi        None
Treasurer and            the discretion of the   Pioneer; Treasurer of all of the Pioneer Funds
Chief Financial and      Board                   since March 2008; Deputy Treasurer of Amundi
Accounting Officer                               Pioneer from March 2004 to February 2008; and
                                                 Assistant Treasurer of all of the Pioneer Funds
                                                 from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)    Since 2004. Serves at   Director - Fund Treasury of Amundi Pioneer; and None
Assistant Treasurer      the discretion of the   Assistant Treasurer of all of the Pioneer Funds
                         Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)       Since 2004. Serves at   Fund Accounting Manager - Fund Treasury of      None
Assistant Treasurer      the discretion of the   Amundi Pioneer; and Assistant Treasurer of all
                         Board                   of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)    Since 2009. Serves at   Fund Administration Manager - Fund Treasury of  None
Assistant Treasurer      the discretion of the   Amundi Pioneer since November 2008; Assistant
                         Board                   Treasurer of all of the Pioneer Funds since
                                                 January 2009; Client Service Manager -
                                                 Institutional Investor Services at State Street
                                                 Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

120 Pioneer Short Term Income Fund | Annual Report | 8/31/17

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                      Other Directorships
Held With the Fund       Length of Service       Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)     Since 2010. Serves at   Chief Compliance Officer of Amundi Pioneer and  None
Chief Compliance Officer the discretion of the   of all the Pioneer Funds since March 2010;
                         Board                   Chief Compliance Officer of Amundi Pioneer
                                                 Institutional Asset Management, Inc. since
                                                 January 2012; Chief Compliance Officer of
                                                 Vanderbilt Capital Advisors, LLC since July
                                                 2012: Director of Adviser and Portfolio
                                                 Compliance at Amundi Pioneer since October
                                                 2005; Senior Compliance Officer for Columbia
                                                 Management Advisers, Inc. from October 2003 to
                                                 October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)     Since 2006. Serves at   Director - Transfer Agency Compliance of Amundi None
Anti-Money               the discretion of the   Pioneer and Anti-Money Laundering Officer of
Laundering Officer       Board                   all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

                    Pioneer Short Term Income Fund | Annual Report | 8/31/17 121

                          This page is for your notes.

122 Pioneer Short Term Income Fund | Annual Report | 8/31/17

                          This page is for your notes.

                    Pioneer Short Term Income Fund | Annual Report | 8/31/17 123

                          This page is for your notes.

124 Pioneer Short Term Income Fund | Annual Report | 8/31/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                  ask.amundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Amundi Pioneer Asset Management 19427-11-1017

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund was $35,000
payable to Ernst & Young LLP for the year ended
August 31, 2017 and $47,962 payable to Deloitte & Touche LLP for the year ended August 31, 2016.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2017 or 2016.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $8,028
payable to Ernst & Young LLP for the year ended
August 31, 2017 and $7,128 payable to Deloitte & Touche LLP for the year ended August 31, 2016.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2017 or 2016.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended August 31 2017 and 2016, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $8,028 payable to Ernst & Young LLP for the year ended
August 31, 2017 and $7,128 to Deloitte & Touche LLP for the year ended August 31, 2016.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Short Term Income Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 30, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 30, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 30, 2017

* Print the name and title of each signing officer under his or her signature.